Exhibit 10(ai)



                    NINTH AMENDED AND RESTATED LOAN AGREEMENT

     THIS NINTH AMENDED AND RESTATED LOAN AGREEMENT is entered into as of this 28th day of October, 2005, among Bank of America, N.A. (successor by merger to Fleet National Bank) ("BofA"), Citicorp USA, Inc. ("Citicorp"), Merrill Lynch Community Development Company, LLC ("Merrill Lynch"), HSBC Bank USA, National Association ("HSBC"), Comerica Bank ("Comerica"), BofA as agent for the "Banks" (defined below) (in such capacity, the "Agent"), Banc of America Securities LLC as sole lead arranger, RCC Credit Facility, L.L.C., a Delaware limited liability company ("Borrower"), Related Capital Company LLC, a Delaware limited liability company, ("RCC"), CharterMac, a Delaware statutory trust ("CharterMac"), CharterMac Capital Company, LLC, a Delaware limited liability company ("CharterMac Capital") and Charter Mac Corporation, a Delaware corporation ("CM Corp.", and, collectively with RCC, CharterMac and CharterMac Capital, the "Guarantors"), to amend and restate for the ninth time the terms of that certain Loan Agreement dated as of August 23, 1996 among BofA's predecessor by merger, BankBoston, N.A., Wells Fargo Bank, National Association, the Borrower, RCC and RCC's former affiliate, The Related Companies L.P. (as amended and restated from time to time prior to the date hereof, the "Original Agreement").

                                    RECITALS

     Reference is made to the following facts that constitute the background of this Agreement:

     A. BofA has provided the Borrower with a revolving line of credit on the terms and conditions set forth in the Original Agreement, which is hereby being amended and restated.

     B. The Guarantors and the Borrower have requested, among other things, to renew the credit accommodations and the revolving line of credit made available to the Borrower pursuant to the terms of the Original Agreement.

     C. In response to such requests, the Banks are willing to again amend and restate the Original Agreement and to renew such credit accommodations upon the terms and conditions set forth herein, it being the intention of the parties that such amendment and restatement shall not constitute a novation of the obligations under the Original Agreement.

     D. The Borrower shall have no assets other than those explicitly permitted by this Agreement and shall engage in no business other than to serve as a conduit for funds advanced under and in repayment of the "Line of Credit" and the "RCC Funds" (defined below), and to make certain capital contributions or loans of the funds advanced under the Line of Credit and the RCC Funds, which funds shall be used by the Borrower only in the manner provided for in this Agreement. Furthermore, each of the Borrower and the Guarantors acknowledges that, in entering into the transactions contemplated hereby, each of the Banks continues to rely on each Guarantor's separate and distinct corporate existences and separate and distinct operations in different lines of business and markets and, accordingly, the separate credit of each Guarantor.

     E. The Borrower holds or intends to hold initially all of the limited partnership interests or membership interests, as the case may be, constituting a ninety-nine percent (99%) partnership or membership interest or, at the Borrower's election, such greater interest as permitted in applicable Internal Revenue Service regulations (generically referred to as the "Investment LP
Interests"), in various investment funds set up as limited partnerships or limited liability companies (generically referred to as the "Investment Partnerships"). The sole general partnership interest or sole managing member's interest, as the case may be, in each Investment Partnership, constituting a one percent (1%) partnership interest or membership interest or, at the General Partner's election, such lesser interest as permitted in applicable Internal Revenue Service regulations, is to be held by a corporation, limited partnership or limited liability company wholly-owned by GP Holdings (defined below) and managed by RCC Manager LLC (each a "General Partner" and collectively the "General Partners"). Each Investment Partnership shall be a single-purpose entity which shall have no assets and engage in no business other than those necessary to the Investment Partnership's business as set forth in its Approved Prospectus (defined below). Each General Partner shall be a single-purpose


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entity and shall have no assets and engage in no  business  other than to act as
General Partner of a single Investment Partnership.

     F. The Borrower intends, from time to time, to provide capital contributions ("Capital Contributions") to Investment Partnerships. Investment Partnerships which receive Capital Contributions shall utilize such funds to acquire limited partnership interests or membership interests, as the case may be, constituting a minimum of a ninety percent (90%) partnership or membership interest, or such lesser interest as the Banks may agree in their unrestricted discretion in response to a specific request from time to time, (generically referred to as the "Property LP Interests"), in various limited partnerships, limited liability partnerships or limited liability companies taxed as partnerships (generically referred to as the "Property Partnerships"). Each Property Partnership is to develop and own developments (each, a "Project") that are intended to qualify for Tax Credits and, in some cases, state tax credits, including tax credits under Sections 12206, 17058 and 23610.5 of the California Revenue and Taxation Code or Combined Tax Credits. In addition, a special limited partnership interest in each of the Property Partnerships receiving Equity Payments (as defined below) with the proceeds of Capital Contributions, constituting a one-hundredth of one percent (0.01%) interest, is to be held and controlled by a wholly-owned Subsidiary of the Investment Partnership making such Equity Payments (such Subsidiary, in such capacity, the "Special Limited Partner"). Each Investment Partnership shall be associated with one Special Limited Partner which shall serve as the Special Limited Partner for each of the Property Partnerships in which such Investment Partnership invests. Each Special Limited Partner shall have no assets and engage in no business other than to act as Special Limited Partner for all of the Property Partnerships associated with a particular Investment Partnership.

     G. The Investment Partnerships which receive Capital Contributions are to acquire the Property LP Interests pursuant to arrangements that permit the Investment Partnerships to make their equity contributions to the Property Partnerships in several installment payments. The proceeds of the Capital Contributions to each Investment Partnership are solely intended to provide funds for such Investment Partnership to make a portion of such required installment payments to acquire the Property LP Interests in a particular Property Partnership. Each payment made to acquire Property LP Interests funded in part with Capital Contributions or with Direct Investments (as described below in RECITAL H) is referred to herein as an "Equity Payment" and all such payments are collectively referred to herein as the "Equity Payments". The portion of the Equity Payments for any particular Property Partnership which is paid for with Loan proceeds shall not exceed ninety percent (90%) of the applicable Investment Partnership's total required Equity Payments to such Property Partnership. Upon such an acquisition, the relevant Investment Partnership will hold the Property LP Interests so acquired as assets of such Investment Partnership. The Investment LP Interests will subsequently be sold to third-party investors at a price that will provide such investors with an internal rate of return which equals or is greater than the prevailing market rate of return for similar investments.

     H. The Borrower also holds or intends to hold Property LP Interests in Property Partnerships directly and, correspondingly to make Equity Payments directly to such Property Partnerships (such direct Equity Payments hereinafter referred to as "Direct Investments"), which Property Partnerships shall meet all of the criteria for and characteristics of Property Partnerships otherwise set forth in this Agreement, including without limitation, as set forth in RECITAL F above, and shall meet the investment criteria for Property Partnerships set forth in the Approved Prospectus (defined below) for Related Corporate Partners XXX, L.P. Property LP Interests which are owned by the Borrower directly shall be held by the Borrower until such interests are transferred to an Investment Partnership which meets all of the criteria for an Investment Partnership that invests in Property Partnerships under this Agreement. The portion of the Direct Investments made by the Borrower in a particular Property Partnership which is paid for with Loan proceeds shall not exceed ninety percent (90%) of the Borrower's total required Equity Payments to such Property Partnership. The Borrower intends that such Property LP Interests shall subsequently be sold to an Investment Partnership, whose Investment LP Interests shall be sold to third-party investors at a price that will provide such investors with an internal rate of return which equals or is greater than the prevailing market rate of return for similar investments. The Special Limited Partner of all Property Partnerships receiving Direct Investments shall be Related Direct SLP LLC, which entity is a wholly-owned Subsidiary of the Borrower.

     I. The Borrower also has made or intends to make loans ("Pre-Development Loans") to various Projects ("Pre-Development Projects") in which the Borrower or an Investment Partnership intends to make an Equity Payment pursuant to this Agreement but (i) the Project sponsor has requested an early limited advance of funds and (ii) all conditions that the Borrower or an Investment Partnership would require to make such Equity Payment have not been met but are anticipated


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by the  Borrower or such  Investment  Partnership  to be met in due course.  The
Borrower intends to sell the Property LP Interests in the Property Partnerships formed by virtue of Pre-Development Projects to an Investment Partnership, whose Investment LP Interests shall be sold to third-party investors at a price that will provide such investors with an internal rate of return which equals or is greater than the prevailing market rate of return for similar investments.

     J. The Borrower and the Guarantors have represented to the Agent and the Banks that (i) RCC has agreed to provide to the Borrower (a) two and one-half percent (2.5%) of the sums required by the Borrower to fund Pre-Development Loans and (b) two and one-half percent (2.5%) of the sums required by the Borrower to fund Capital Contributions and Direct Investments ((a) and (b) together, the "RCC Funds"), and (ii) the Borrower shall obtain independent funding for such RCC Funds, no portion of which shall be funded with proceeds of the Loan. By means of the Line of Credit to be established under and subject to this Agreement, the Borrower desires to secure from the Banks, acting as co-lenders, a loan facility (as further defined in RECITAL K, the "Line of Credit") for the purpose of obtaining the remaining (y) ninety seven and one-half percent (97.5%) of the sums required by the Borrower to fund Capital Contributions and Direct Investments, and (z) ninety seven and one-half percent (97.5%) of the sums required by the Borrower to fund Pre-Development Loans. Except as otherwise specifically permitted by the terms of this Agreement, the Line of Credit constitutes the sole and exclusive Tax Credit warehouse-type credit facility utilized by any of the Borrower, any Guarantor, or any Affiliates under their Control in connection with any of their business activities relating to investment in and syndication of Projects.

     K. On the terms and conditions of this Agreement and with the benefit of the security being provided to the Agent (for the ratable benefit of the Banks) in connection with this Agreement, each of the Banks has agreed severally to make available up to their respective Commitments to the Borrower under a NINETY MILLION AND NO/100 DOLLARS ($90,000,000.00) aggregate revolving line of credit for use by the Borrower (the "Line of Credit"), in combination with the RCC Funds, in making the Capital Contributions, Direct Investments and Pre-Development Loans outlined in this Agreement.

     L. The security to be provided to the Agent, as agent for the Banks, in connection with any advance under the Line of Credit shall depend upon the purpose for which the Borrower shall use such advance. Whenever the Borrower requests an advance:

     (1) to make a Capital Contribution to an Investment Partnership, the security shall include assignments of and a first priority perfected security interest in:

          (a) all of Borrower's equity in such Investment Partnership, including, without limitation, the Investment LP Interests in such Investment Partnership, as granted by and contemplated in the Credit Facility Global Pledge Agreement;

          (b) all of GP Holdings' equity in the General Partner of such Investment Partnership, as granted by and contemplated in the GP Holdings Global Pledge Agreement; and

          (c) all of such Investment Partnership's equity in (i) the Property Partnership whose Property LP Interests are being acquired with the Equity Payment enabled by such Capital Contribution (the priority of such security interest to be subject to the terms of
               SECTION 6.1.6), and (ii) the Special Limited Partner associated with such Investment Partnership (as described in RECITAL F hereof), in each case as granted by and contemplated in an Investment Partnership Pledge Agreement.

     (2) to make a Direct Investment in a Property Partnership, the security shall include the assignment of and a first priority perfected security interest in:

          (a) all of the Borrower's equity in such Property Partnership, including, without limitation, the Property LP Interests in such Property Partnership, as granted by and contemplated in the Credit Facility Global Pledge Agreement (the priority of such security interest to be subject to the terms of SECTION 6.1.6);


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          (b)  all of the Borrower's  equity in the Special  Limited  Partner of such Property Partnership, as granted by and contemplated in the Credit Facility Global Pledge Agreement; and

          (c) in the event the Banks, in their unrestricted discretion, permit such Direct Investment to be made in the form of a loan to the Property Partnership, any other collateral or security interest which the Borrower receives from the Project Owner (as defined below), the partners (both general and limited) or members, as applicable, of the Property Partnership or any other Person as security for the repayment by the Property Partnership of such a loan.

     (3) to make an advance under the Line of Credit to fund a Pre-Development Loan, the security shall include assignments of and a first priority perfected security interest in:

          (a) the Borrower's rights under the loan agreement (the "Pre-Development Agreement") it enters into with the entity to whom the Pre-Development Loan is made (generically referred to as the "Project Owner"), which Pre-Development Agreement shall be substantially in the form of EXHIBIT B attached hereto;

          (b) the promissory note (the "Pre-Development Note"), which shall be substantially in the form attached to the Pre-Development Agreement, made by the Project Owner payable to the order of the Borrower to evidence the Pre-Development Loan;

          (c) the unconditional guaranty by the Pre-Development Project developer of the Project Owner's repayment obligations with respect to the Pre-Development Loan to the Borrower, which shall be substantially in the form attached to the Pre-Development Agreement;

          (d) the security interests granted by the Project Owner to the Borrower pursuant to, and the Borrower's rights under, a project document security agreement substantially in the form attached to the Pre-Development Agreement, including, without limitation, security interests in the "Project Documents" and "Allocation" as defined in such security agreement;

          (e) except where the equity owner of the Project Owner is a nonprofit entity prohibited from granting a security interest in equity it holds in the Project Owner, a pledge of all of the Equity Interests in the Project Owner (which Equity Interests shall have been pledged by the equity owners of such Project Owner to the Borrower to secure the Pre-Development Loan pursuant to a pledge agreement substantially in the form attached to the Pre-Development Agreement);

          (f) where a nonprofit entity owning equity in a Project Owner is prohibited from granting a security interest in such equity, and in any other transaction where the following is obtained by
               Borrower: the mortgage which the Borrower receives on the Pre-Development Project's real property; or the assignment which the Borrower receives of the Project Owner's rights to purchase such real property; or the assignment which the Borrower receives of the Project Owner's leasehold interest in the Pre-Development Project's real property; and

          (g) in addition to collateral or security received pursuant to the Pre-Development Agreement, any other collateral or security which the Borrower receives from the Project Owner or any other Person as security for the repayment by the Project Owner of the Pre-Development Loan.

(all of the foregoing described in this RECITAL L, together with the Co-Funding Collateral (as defined in SECTION 3.10 hereof), collectively, the "Collateral"). The Collateral secures payment and performance of all of the Obligations.


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     M.  Repayment  of  advances  made  under the Line of  Credit  and all other
Obligations hereunder are unconditionally guaranteed to the Banks by the Guarantors, jointly and severally, pursuant to the terms of the Guaranty, except as and to the extent specifically otherwise provided in SECTION 2.8.4 hereof.

     NOW THEREFORE, in consideration of the Recitals and of the premises, mutual covenants and conditions contained therein and set forth below, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follows:

                                    SECTION 1
                        DEFINITIONS AND ACCOUNTING TERMS

     1.1 DEFINITIONS. The following terms, as used in this Agreement, shall have the following meanings, unless the context clearly indicates otherwise:

     "Accountants" means independent Certified Public Accountants reasonably acceptable to the Agent. The Agent hereby acknowledges that the Accountants for the Borrower may include Deloitte & Touche LLP, which accountants are acceptable to the Agent, or any other national accounting firm.

     "Adjusted EBITDA" means, measured as of the last day of each calendar quarter, without duplication, and in accordance with GAAP, the amount derived from (A) for such quarter then ended, CharterMac's consolidated net income (before deduction of Preferred Dividends and minority interest in income of subsidiaries (as so characterized on CharterMac's balance sheet from time to time)), PLUS (B) Interest Expense (including under the Loan) for such period, PLUS (C) the amount of income tax expense deducted in calculating net income for that period, MINUS (D) the amount of income taxes actually paid during that period, PLUS (E) depreciation, amortization and other non-cash items deducted in calculating net income for that period, MINUS (F) non-cash revenue included in calculating net income for that period, MINUS (G) to the extent included in determining net income, any unrealized gain in respect of revenue bonds or hedging transactions, all of the foregoing as determined in accordance with GAAP for such period, PLUS (H) all program fees associated with the TOPS Program in respect of such period, MINUS (I) any and all special distributions to its Affiliate management company in respect of such period, PLUS (J) extraordinary losses for such period as determined in accordance with GAAP, MINUS (K) extraordinary gains for such period as determined in accordance with GAAP, PLUS (L) to the extent not otherwise included in "Adjusted EBITDA," CharterMac's proportionate share of Adjusted EBITDA of its Minority Holdings for such period (determined in a manner consistent with this definition of "Adjusted EBITDA," but without regard to item (L)), PLUS (M) non-recurring litigation expenses and expenses related to transactions outside of CharterMac's normal business activities which were terminated prior to consummation, MINUS (N) non-recurring income.

     "Adjusted Tangible Net Worth" means, at the time of determination, Total Assets, MINUS (a) Intangible Assets, MINUS (b) Total Liabilities, MINUS (c) net interest receivables in respect of defaulted bonds or other impaired assets, MINUS (d) to the extent not included in "Total Liabilities," minority interests in Subsidiaries subject to mandatory redemption; PLUS, solely for purposes of determining Adjusted Tangible Net Worth for CharterMac on a consolidated basis, to the extent included in "Total Liabilities," Preferred Dividends.

     "Advance Extension Fee" means that term as defined in SECTION 2.1.3 hereof.

     "Affiliated Property Partnerships" means those Property Partnerships for which CharterMac or any of its Subsidiaries is liable for such Property Partnership's debts, liabilities and obligations for any reason, including, without limitation, because either (i) CharterMac, either directly or derivatively through any number of Affiliates, is exposed to liability as a general partner, or (ii) CharterMac guarantees any of the obligations of such Property Partnerships. Without limiting the foregoing, "Affiliated Property Partnerships" does not mean those Property Partnerships not otherwise satisfying the requirements of this definition (y) that borrow from CharterMac or any of its Subsidiaries or (z) where CharterMac or any of its Subsidiaries purchase bonds issued for the account of such Property Partnerships.


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     "Affiliates"  means, with reference to any Person (including an individual, a corporation, a partnership, a limited liability company, a trust and a governmental agency or instrumentality) (i) any director, officer or employee of that Person, (ii) any other Person controlling, controlled by or under direct or indirect common control of that Person, (iii) any other Person directly or indirectly holding five percent (5%) or more of any class of the capital stock or other equity interests (including partnership interests, member interest, options, warrants, convertible securities and similar rights) of that Person and (iv) any other Person five percent (5%) or more of any class of whose capital stock or other equity interests (including partnership interests, member interest, options, warrants, convertible securities and similar rights) is held directly or indirectly by that Person. Notwithstanding the foregoing, the term "Affiliates" shall not include any of the four individuals included in the Management Group if and to the extent any of them would be considered an Affiliate by virtue of serving as a director, officer or employee of a Person.

     "Agent" means initially that term as defined in the first paragraph of this Agreement and thereafter any Bank which succeeds to the position of Agent pursuant to the terms of this Agreement, including without limitation under
     SECTION 9.2.

     "Agreement" means this Ninth Amended and Restated Loan Agreement.

     "Approved Prospectus" means, for a particular Investment Partnership, the prospectus or offering memorandum which shall have been previously provided to and approved by the Banks, and the Borrower shall have been notified by the Agent of such approval, provided, however, that such approval shall be deemed to have been given if the prospectus or offering memorandum delivered to the Banks for a particular Investment Partnership is certified by the Borrower to not be materially different in substance or form from an Approved Prospectus for which notice of such approval has been previously received from the Agent for another Investment Partnership.

     "Approval Requirement" has the meaning set forth in SECTION 5.23.1.

     "Assigned Commitment" means that term as defined in SECTION 10.8.

     "Assigned Interests" means that term as defined in SECTION 5.22.8(A).

     "Banks" means, collectively, BofA, Citicorp, Merrill Lynch, HSBC, Comerica, their successors and assigns and any party to which one of the Notes is assigned or otherwise transferred in whole or in part.

     "Bank Affiliate" means, with reference to any Bank, (i) any Person directly or indirectly holding 100% of the voting capital stock or other voting equity interests of such Bank, or (ii) any Person 100% of the voting capital stock or other voting equity interests of which are held by a Person described in clause (i) of this definition.

     "BofA" means that term as defined in the first paragraph of this Agreement.

     "BofA Financing" means any loan, provision of credit or other financial accommodation of any kind to any of the Guarantors or any of their Affiliates (other than members of the Management Group) to which BofA or any of BofA's Affiliates is a party, as any such loan, provision of credit or other financial accommodation may be amended or restated from time to time.

     "Borrower" means that term as defined in the first paragraph of this Agreement.

     "Business Day" means any day on which commercial banks in Boston, Massachusetts or New York, New York settle payments.

     "Capital Contributions" means that term as defined in RECITAL F above.


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



     "Capital Expenditures" means any expenditure for fixed assets, computer software, leasehold improvements, capital leases under GAAP, installment purchases of machinery and equipment, acquisitions of real estate and other similar expenditures including without limitation (i) in the case of a purchase, the entire purchase price, whether or not paid during the fiscal period in question, (ii) in the case of a capital lease, the entire rental amount for the lease term, and (iii) expenditures in any construction in progress account of any of such entities for which Capital Expenditures is being determined.

     "Cash and Cash Equivalents" means cash, and (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"), (ii) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof, in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within twelve months of the date of acquisition, (iv) repurchase agreements with a bank or trust company (including a Bank) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's and (vii) U.S. dollar denominated time and demand deposit accounts or money market accounts with those domestic banks meeting the requirements of clause (ii) above and any other domestic commercial banks insured by the FDIC with an aggregate balance not to exceed $100,000 in the aggregate at any time at any such bank.

     "Cash and High Quality Marketable Securities" means cash and investments in so-called "weekly low floater" marketable securities which are rated AAA (if rated by S&P) or Aaa (if rated by Moody's).

     "Cash Purchase Method" means, with respect to particular Units, the method for determining the price therefor referred to as the Cash Purchase Method in the Approved Prospectus for such Units.

     "Change in Control" means the occurrence of any of the following with respect to an Investment Entity:

     (A) as to CharterMac Capital, CM Corp. or RCC, the occurrence of any events or circumstances such that CharterMac shall no longer Control such entity, either directly or indirectly through Affiliates that are wholly-owned by CharterMac.

     (B) as to CharterMac: (i) any merger or consolidation of CharterMac with or into any Person or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of CharterMac, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction, any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of the common shares representing a majority of the total voting power of the aggregate outstanding securities of the transferee or surviving entity normally entitled to vote in the election of directors, managers, or trustees, as applicable, of the transferee or surviving entity, (ii) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of the common shares representing a majority of total voting power of the aggregate outstanding common shares of CharterMac normally entitled to vote in the election of directors of CharterMac, (iii) during any period of 12 consecutive calendar months, individuals who were directors or trustees of CharterMac on the first day of such period (together with any new directors or trustees whose election by the board of directors or board of trustees of CharterMac or whose nomination for election by the stockholders of

     CharterMac was approved by a vote of a majority of the directors or trustees then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of CharterMac, or (iv) the sale or disposition, whether directly or indirectly, by CharterMac and/or its Subsidiaries (whether pursuant to a single transaction or series of related transactions) of tangible assets representing more than 25% of CharterMac's Tangible Assets, as of the date of such sale or disposition (other than sales of assets into securitization programs in the ordinary course of CharterMac's business consistent with past practices; provided, however, that such assets continue to be consolidated on CharterMac's balance sheet in accordance with GAAP, and that CharterMac retains the residual interest in the cash flow from such assets).

     (C) as to the General Partner of any Investment Partnership, the occurrence of any events or circumstances such that GP Holdings shall no longer own 100% of the equity (including, without limitation, the voting equity) thereof and a wholly-owned Subsidiary of RCC shall not be the manager thereof.

     (D) as to the Special Limited Partner of an Investment Partnership, the occurrence of any events or circumstances such that such Investment Partnership shall no longer own 100% of the equity (including, without limitation, the voting equity) thereof.

     (E) as to the Borrower, the occurrence of any events or circumstances such that GP Holdings shall no longer own 51% of the equity thereof, RCC shall no longer own 49% of the equity thereof, and a wholly-owned subsidiary of RCC shall not be the manager thereof.

     (F) as to each Property Partnership receiving a Direct Investment, the occurrence of any events or circumstances such that Related Direct SLP LLC shall no longer own the entire special limited partnership interests thereof.

     (G) as to Related Direct SLP LLC, the occurrence of any events of circumstances such that the Borrower shall no longer own 100% of the equity (including, without limitation, the voting equity thereof), and a wholly-owned Subsidiary of RCC shall not be the manager thereof.

     "CharterMac" means that term as defined in the first paragraph of this Agreement.

     "CharterMac Capital" means that term as defined in the first paragraph of this Agreement.

     "Citicorp" means that term as defined in the first paragraph of this Agreement.

     "CM Corp." means that term as defined in the first paragraph of this Agreement.

     "CM Guarantor LLC" means that term as defined in SECTION 6.3.2(F).

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Co-Funding Collateral" means that term as defined in SECTION 3.10 of this Agreement.

     "Collateral" has the meaning set forth in RECITAL L above.

     "Combined Tax Credits" means Tax Credits together with historic tax credits pursuant to Section 47 of the Code.

     "Comerica" means that term as defined in the first paragraph of this Agreement.

     "Commitment" means, with respect to a particular Bank, that amount which equals such Bank's Commitment Percentage multiplied by the Loan Amount.

     "Commitment Percentage" shall mean in relation to each of the Banks the percentage set forth opposite its name below:


                      BANK                                    PERCENTAGE
                      ----                                    ----------
                      BofA                                      27.777777777778%
                      Citicorp                                  25.000000000000%
                      Merrill Lynch                             25.000000000000%
                      HSBC                                      11.111111111111%
                      COMERICA                                  11.111111111111%
                      --------                                  ---------------
                      TOTAL                                   100%


     "Contingent Liabilities" means any guaranties or other indirect contingent Indebtedness with respect to which a category is set forth in Exhibit 7.2 from time to time, and with the aggregate amount thereof with respect to Contingent Liabilities of CharterMac to be based upon the risk classifications set forth in Exhibit 7.2.

     "Contractual Obligation" means, for any Person, any provision of any security issued by that person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement, or other instrument to which such Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

     "Control" means having an economic interest in greater than 60% of the equity of an entity and the power and authority to elect or otherwise determine a majority of the board of directors or similar governing body of such entity.

     "Credit Facility Global Pledge Agreement" means that certain pledge agreement dated as of November 17, 2003 between the Borrower and the Agent, pursuant to which the Borrower has pledged to the Agent (for the ratable benefit of the Banks) all equity interests now owned or hereafter acquired by the Borrower, including, without limitation, all Property LP Interests, Investment LP Interests, 100% of the equity interests in Related Direct SLP LLC, and equity interests in Pre-Development Projects.

     "Default" means an event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

     "Debt Service" means,  for any period,  determined on a consolidated  basis
     (A) CharterMac's Interest Expense for such period, plus (B) the aggregate amount of regularly scheduled or mandatory principal payments of Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) required to be made during such period by CharterMac or any Person in CharterMac's consolidated group (and, if such period is less than a full twelve month period, annualized by taking the sum of all of the payments required to be made during such period and during any immediately subsequent periods required to create a full twelve month test period).

     "Delinquent Bank" means that term as defined in SECTION 9.4.2 hereof.

     "Direct Investment" means that term as defined in RECITAL H set forth above.

     "Disclosure Schedule" means that certain Disclosure Schedule attached hereto and hereby incorporated herein.

     "Draw Certificate" means any draw request submitted by the Borrower in the form of EXHIBITS 3.8.2, 3.8.3, or 3.8.4 and includes any Initial Draw Certificate.

     "Due Inquiry" for purposes of SECTION 4.15 shall mean obtaining a Phase I Environmental Report and, if indicated or warranted by such Phase I
     Environmental Report, a Phase II Environmental Report, and any other inquiry, investigation, remediation, clean-up or other action required or warranted by such Phase I or Phase II report.

     "Equity Interests" means, as to any Person, any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interest in (however designated) equity of such Person, including, without limitation, any preferred interests, any limited or general partnership interests, and any limited liability company membership interests, but excluding investment interests issued by special purpose trusts as part of a securitization of Qualified Bonds.

     "Equity Payments" means that term as defined in RECITAL G set forth above.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

     "Event of Default" means any act or occurrence specified as an Event of Default in SECTION 8.

     "Extension  Fees" means the Advance  Extension  Fee and the Line  Extension
     Fee.

     "Facility Fee" means that term as defined in SECTION 2.5.4.

     "Fannie Mae" means the Federal National Mortgage Association.

     "FHA" means the Federal Housing Administration.

     "Fixed Charges" means, measured as of the last day of each calendar quarter, without duplication, an amount for the then ending quarter equal to the sum for such period of CharterMac's consolidated (A) Debt Service, plus (B) Preferred Dividends, plus (C) Shortfalls, plus (D) program fees associated with the TOPS Program.

     "Freddie Mac" means the Federal Home Loan Mortgage Association.

     "Future Commitment" means that term as defined in SECTION 9.4.2(C) hereof.

     "GAAP" means generally accepted accounting principles and practices as applicable under SECTION 1.2 below and as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession. GAAP shall be consistently applied from one accounting period to another.

     "General Partner" means that term as defined in RECITAL E set forth above.

     "GNMA" means the Government National Mortgage Association.

     "Government Obligations" means that term as defined in the definition of Cash and Cash Equivalents.

     "GP Holdings" means RCC GP Holdings LLC, a Delaware limited liability company.

     "GP Holdings Global Pledge Agreement" means that certain pledge agreement dated as of November 17, 2003 between GP Holdings and the Agent, pursuant to which GP Holdings has pledged to the Agent (for the ratable benefit of the Banks) all equity interests now owned or hereafter acquired by GP Holdings, including, without limitation, 51% of the membership interests in the Borrower, and all the equity in General Partners of Investment Partnerships.

     "Guarantors" means RCC, CharterMac, CharterMac Capital and CM Corp.

     "Guaranty" means, that certain unlimited guaranty dated as of November 17, 2003, from each of the Guarantors, on a joint and several basis, in favor of the Banks and the Agent, which is confirmed and acknowledged by the Guarantors pursuant to SECTION 10.20 hereof.

     "Hedging Agreements" means any agreement to which an Investment Entity is a party which protects such Investment Entity from fluctuations in interest rates or asset values.

     "Housing Agency" means HUD or any state housing finance agency.

     "HSBC" means that term as defined in the first paragraph of this Agreement.

     "HUD" means the United States Department of Housing and Urban Development.

     "Indebtedness" with respect to any Person means and includes, without duplication (i) all items which, in accordance with GAAP, would be liabilities on the balance sheet of such Person, but excluding anything in the nature of capital stock, surplus capital and retained earnings, (ii) the face amount of all banker's acceptances and of all drafts drawn under all banker's acceptances and the undrawn amount of all letters of credit issued by any bank for the account of such Person and, without duplication, all drafts drawn thereunder, (iii) the total amount of all indebtedness secured by any encumbrance to which any property or asset of such Person is subject, whether or not the indebtedness secured thereby shall have been assumed, and (iv) the total amount of all indebtedness and obligations of others which such Person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, including, without limitation, any agreement (a) to advance or supply funds to such other Person to maintain working capital, equity capital, net worth or solvency, or (b) otherwise to assure or hold harmless such other Person against loss in respect of its obligations.

     "Initial Draw Certificate" means, with regard to a particular Investment Partnership, Property Partnership in which the Borrower invests directly or Pre-Development Project, the first Draw Certificate which is executed and delivered by the Borrower, approved by the Banks and pursuant to which an advance under the Line of Credit is made to the Borrower.

     "Intangible Assets" means, at the time of determination, those assets of the Person for whom Intangible Assets is being determined on a consolidated basis that, in accordance with GAAP, are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names and copyrights.

     "Interest Expense" means, for any period, the sum (calculated on an annualized basis), on a consolidated basis of (A) all consolidated interest expense of CharterMac determined in accordance with GAAP, plus (B) capitalized interest not covered by an interest reserve from a loan facility, plus (C) interest that accrues on the "Preferred Return" (as defined in and as such accrual is described in the Organizational Documents of CharterMac Capital), plus (D) the allocable portion (based on liability) of any accrued or paid interest incurred on any obligation for which any entity in CharterMac's consolidated group is wholly or partially liable under repayment, interest carry, or performance guarantees, or other relevant liabilities (including, without limitation, accrued or paid interest characterized on CharterMac's balance sheet from time to time as "minority interest in income of subsidiary"), provided that no expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories.

     "Interest Period" means, as to any LIBOR Rate Amount, the period, the commencement and duration of which shall be determined in accordance with
     SECTION 2.5, provided that if any such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the Business Day next preceding or next succeeding such day as determined by the Agent in accordance with its usual practices, of which the Agent shall notify the Borrower at the beginning of such Interest Period.

     "Investment Entities" shall refer to, collectively, (i) each of the Borrower and the Guarantors, (ii) each Investment Partnership and its associated General Partner and Special Limited Partner until such time as the Borrower has met the Release Conditions or the Modified Release Conditions with respect to such Investment Partnership and (iii) each Property Partnership in which the Borrower invests directly until such time as the Borrower has met the Release Conditions with respect to such Property Partnership. For purposes of SECTIONS 4, 5, 6 and 8, except where expressly excluded, the term "Investment Entities" shall also include the Property Partnerships in which an Investment Partnership invests to the extent that the breach of any representation and warranty in SECTION 4, breach of any covenant in SECTIONS 5 or 6, or an Event of Default in
     SECTION 8 due to any Property Partnership would have a materially adverse effect on any of the Borrower's or any Guarantor's ability to meet its obligations under any of the Loan Documents.

     "Investment LP Interests" means that term as defined in RECITAL E set forth above.

     "Investment   Partnership  Pledge  Agreement"  means  a  pledge  agreement, substantially in the form attached hereto as EXHIBIT 2.7.1, between an Investment Partnership and the Agent, pursuant to which the Investment Partnership pledges to the Agent (for the ratable benefit of the Banks) all equity interests now owned or hereafter acquired by such Investment Partnership, including, without limitation, (a) all Property LP Interests, and (b) all equity interests in the Special Limited Partner associated with such Investment Partnership. Each Investment Partnership Pledge Agreement shall be executed and delivered prior to or simultaneously with the Borrower's initial Capital Contribution to an Investment Partnership.

     "Investment Partnerships" means, that term as defined in RECITAL E set forth above.

     "Letter of Credit" means letters of credit in the form customarily issued by the Agent as standby or documentary letters of credit issued by the Agent at the request of the Borrower.

     "Letter of Credit Fee" means that term as defined in SECTION 2.5.6.

     "Letter of Credit Loan Amount" means that term as defined in SECTION 2.1.4.

     "LIBOR Business Day" means any Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

     "LIBOR Rate" means for any Interest Period with respect to a LIBOR Rate Amount, the rate of interest equal to the rate per annum (rounded upwards to the nearest 100,000 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to the Interest Period selected by the Borrower with respect to such LIBOR Rate Amount which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two LIBOR Business Days preceding the first day of the applicable Interest Period. If the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upwards as described above, if necessary) determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to the applicable Interest Period and in an amount comparable to the principal amount of the requested LIBOR Rate Amount which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time on the day that is two (2) LIBOR Business Days preceding the first day of the applicable Interest Period. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to the applicable Interest Period for such LIBOR Rate Amount and in an amount comparable thereto offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two LIBOR Business Days preceding the first day of such Interest Period. In the event that the Agent is unable to obtain any such quotation as provided above, it will be deemed that the LIBOR Rate cannot be determined and the interest rate applicable to such LIBOR Rate Amount shall be determined in accordance with SECTION 2.5.2(D). In the event that the Board of Governors of the Federal Reserve

     System shall impose a LIBOR Reserve Rate, then for any period during which such LIBOR Reserve Rate shall apply, the LIBOR Rate shall be equal to the amount determined above divided by an amount equal to 1 minus the LIBOR Reserve Rate.

     "LIBOR Rate Amount" means, in relation to any Interest Period, any portions of the principal amount of any Revolving Loans on which the Borrower elects pursuant to SECTION 2.5 to pay interest at a rate determined by reference to the LIBOR Rate or Modified LIBOR Rate.

     "LIBOR Reserve Charge" means, for each day on which any LIBOR Rate Amount is outstanding, a reserve charge in an amount equal to the product of:

          (i)  the outstanding principal amount of the LIBOR Rate Amount,

                                  multiplied by

          (ii) (a) the LIBOR Rate (expressed as a decimal) divided by one minus the LIBOR Reserve Rate, minus (b) the LIBOR Rate (expressed as a decimal),

                                  multiplied by

          (iii) 1/360.

     "LIBOR Reserve Rate" means, for any day with respect to a LIBOR Rate Amount, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves (including all basic, supplemental, marginal and other reserves) under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The LIBOR Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Rate.

     "Line Extension Fee" means that term as defined in SECTION 2.4.2 hereof.

     "Line of Credit" means that term as defined in RECITAL K set forth above.

     "Loan" means, collectively, all Revolving Loans made, Letters of Credit issued or other credit accommodations provided in accordance with the terms and conditions of this Agreement, not to exceed, in the aggregate, the Loan Amount.

     "Loan Amount" means (a) the principal amount of NINETY MILLION AND NO/100 DOLLARS ($90,000,000.00), or such lesser amount as may from time to time be in effect following exercise of the reduction procedure set forth in
     SECTION 2.3, less (b) the aggregate of all Letter of Credit Loan Amounts.

     "Loan Documents" means this Agreement, the Guaranty and the documents specified in SECTION 3.1, together with the documents required and contemplated by SECTION 3.8 and any other documents, instruments or agreements required or contemplated hereby and thereby.

     "Loan Fees" means, collectively, the Renewal Fee, Facility Fee, Review Fee, Extension Fees, Letter of Credit Fee, fees set forth in any fee letter among the Agent, Borrower and/or the Guarantors, and the yield maintenance fee described in SECTION 2.5.2(F). The Loan Fees shall be in addition to all expenses of the Agent and/or the Banks described in SECTION 10.7.

     "Majority Banks" means any Banks whose Commitment Percentages, in the aggregate, total at least sixty percent (60%); provided, however, that if at any time there are (i) only three Banks, Majority Banks means two of the three Banks as long as such two Banks have an aggregate Commitment Percentage of at least 50%, and (ii) no more than two Banks, Majority Banks means all of the Banks.

     "Management Group" means that term as defined in SECTION 5.11 of this Agreement.

     "Maturity Date" means such date as determined in accordance with the terms of SECTION 2.4, upon which date any remaining unpaid principal, interest, Loan Fees, out-of-pocket expenses including attorneys' fees and costs, and documentation charges and other charges relating to the Loan shall be due and payable in full.

     "Merrill Lynch" means that term as defined in the first paragraph of this Agreement.

     "Minority Holdings" means any Person in which CharterMac or any of its Subsidiaries, directly or indirectly, has an ownership interest, but which is not required under GAAP to be consolidated with CharterMac for financial reporting purposes.

     "Modified LIBOR Rate" means, for the portion of the Loan for which there has been a Satisfaction of Modified Release Conditions attributable to a specific MRC Investor, an annual rate of interest equal to the LIBOR Rate plus the following spread:


                                                   Number of Basis Points
            For an MRC Investor                          Spread Over
             WITH A RATING OF:                           LIBOR RATE
       ------------------------------              ----------------------
                at least AA+                                 100

       at least AA- but less than AA+                        100

       at least A- but less than AA-                         105

       at least BBB- but less than A-                        140

         less than BBB- or Unrated                           170


     "Modified Release Conditions" means that term as defined in SECTION 2.8.2.

     "MRC Investment Partnerships" means that term as defined in SECTION 2.8.1.

     MRC Investors" means that term as defined in SECTION 2.8.1.

     "Notes" means those certain Revolving Credit Notes in the aggregate principal amount of the Loan Amount, substantially in the form of EXHIBIT A attached hereto, each executed and delivered by the Borrower payable to the order of one of the Banks in the principal face amount of the recipient Bank's respective Commitment, and more particularly described as follows.

          (i) that certain Revolving Credit Note, dated July 1, 2005, payable to the order of Comerica, in the principal face amount of $10,000,000;

          (ii) that certain Revolving Credit Note, dated October 29, 2004, payable to the order of Fleet National Bank (predecessor by merger to BofA), in the principal face amount of $25,000,000;

          (iii) that certain Revolving Credit Note, dated October 29, 2004, payable to the order of Citicorp, in the principal face amount of $22,500,000;

          (iv) that certain Revolving Credit Note, dated October 29, 2004, payable to the order of Merrill Lynch, in the principal face amount of $22,500,000; and

          (v) that certain Revolving Credit Note, dated October 29, 2004, payable to the order of HSBC, in the principal face amount of $10,000,000.

     "NY UCC" means the Uniform Commercial Code of the State of New York, as adopted and as may be amended from time to time, and references to any section of the NY UCC shall also mean and constitute a reference to each applicable successor section of the NY UCC.

     "Obligations" means any and all obligations of the Borrower or any of the Guarantors to the Agent or the Banks of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing in connection with or hereafter arising out of this Agreement and the other Loan Documents or the provision of commercial banking services (including without limitation cash management services) by the Agent or any of the Banks, and specifically including, without limitation, all expenses described in SECTION 10.7 and all Loan Fees.

     "Opinions" means that term as defined in SECTION 3.8.2(D)(III).

     "Original Agreement" means that term as defined in the first paragraph of this Agreement.

     "Organizational Documents" means, with regard to (i) a corporation, its charter and bylaws, (ii) a limited partnership, its certificate of limited partnership and agreement of limited partnership, (iii) a limited liability company, its certificate of organization and operating agreement or such similar certificate or agreement as is customary in the jurisdiction of formation for such limited liability company and (iv) any other type of entity, documents, agreements and certificates serving substantially the same purposes as the foregoing.

     "Original Maturity Date" means that term as defined in SECTION 2.4.1.

     "Pennrose Option" means that term as defined in SECTION 5.22.8(C).

     "Pennrose Partnership" means a Property Partnership in which Pennrose Properties, Inc. (or an Affiliate of Pennrose Properties, Inc. in which the capital stock, partnership interests or membership interests entitled to voting control of and a majority of the economic interest in are owned by Pennrose Properties, Inc.) is the managing general partner or managing member.

     "Person" means and includes any natural person, partnership, limited liability company, trust, estate, association, corporation or other entity.

     "Plans" means that term as defined in SECTION 4.14.

     "Pre-Development Agreement" means such term as defined in RECITAL L.

     "Pre-Development Loans" means that term as defined in RECITAL I set forth above.

     "Pre-Development Note" means that term as defined in RECITAL L set forth above.

     "Pre-Development Projects" means that term as defined in RECITAL I set forth above.

     "Preferred Dividends" means, for any period and with respect to rights or entitlements existing presently or created or arising in the future, without duplication of such amounts as constitute intercompany debts or distributions, the sum of (A) dividends or distributions due and payable or accrued during such period on preferred stock (whether or not subject to any redemption rights) issued by CharterMac or any Subsidiary, and (B) distributions which are the functional equivalent of preferred dividends (i.e., which the issuer is required to make prior to distributions on another class or other classes of equity interests) and which are due and payable or accrued during such period on preferred equity interests (whether or not subject to any redemption rights) issued by a Subsidiary. Notwithstanding the foregoing, dividends or distributions due and payable or accrued with respect to CharterMac's so-called CRA preferred stock shall not constitute Preferred Dividends.

     "Prime Rate" means the variable per annum rate of interest so designated from time to time by the Agent as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest applicable to any Loan resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind.

     "Project" means that term as defined in RECITAL F set forth above.

     "Project Owner" means that term as defined in RECITAL L set forth above.

     "Property LP Interests" means that term as defined in RECITAL F set forth above.

     "Property Partnership Pledge" means each pledge agreement between the Borrower or an Investment Partnership and a Property Partnership in which the Borrower or such Investment Partnership pledges its interest in the Property LP Interests of such Property Partnership to such Property Partnership as collateral security for the Borrower's or such Investment Partnership's obligation to make contributions to the capital of such Property Partnership. In order to constitute a Property Partnership Pledge under this Agreement, such document shall require written notice to the Agent from such Property Partnership or, if applicable, from such Property Partnership's construction lender, prior to an exercise of any rights or remedies thereunder by the Property Partnership or such construction lender and afford the Agent at least 60 days to cure any default thereunder by the Borrower or such Investment Partnership.

     "Property Partnerships" means entities receiving Capital Contributions from Investment Partnerships or Direct Investments from the Borrower, and as further defined in RECITAL F set forth above.

     "PWF" means PW Funding Inc., a Delaware corporation (now known as CharterMac Mortgage Capital Corporation).

     "Qualified Bond" means a revenue bond that is a "qualified bond" within the meaning of Section 141(e) of the Code, the interest or distributions in respect of which are excluded from gross income for federal income tax purposes, and which is secured by, among other collateral, a mortgage on a multifamily housing property constituting a "qualified residential rental property" under Section 142(d) of the Code (or a predecessor provision) which secures a Qualified Bond.

     "Rating" means for each MRC Investor for whom a Rating is to be determined, S&P's actual or implied senior unsecured debt rating.

     "RCC" means that term as defined in the first paragraph of this Agreement.

     "RCC Equity Pledge Agreement" means that certain pledge agreement dated as of November 17, 2003 between RCC and the Agent, pursuant to which RCC has pledged to the Agent (for the ratable benefit of the Banks) 49% of the membership interests in the Borrower.

     "RCC Funds" means that term as defined in RECITAL J set forth above.

     "RCC's Value" means, as of the date for which RCC's value is being calculated, RCC's Adjusted EBITDA for the four-quarter period most recently ended prior to the date as of which such calculation is being made times 7. As used in this definition, "RCC's Adjusted EBITDA" means, measured as of the last day of such four-quarter-period, without duplication, and in accordance with GAAP, (A) RCC's net income for such four-quarter period, PLUS (B) cash revenue not reported in GAAP financial statements, PLUS (C) Interest Expense for such period, PLUS (D) the amount of income tax expense deducted in calculating net income for that period, MINUS (E) the amount of income taxes actually paid during that period, PLUS (F) depreciation, amortization and other non-cash items deducted in calculating net income for that period, MINUS (G) non-cash revenue included in calculating net income for that period, MINUS (H) to the extent included in determining net income, any unrealized gain in respect of revenue bonds or hedging transactions, all of the foregoing as determined in accordance with GAAP for such period.

     "Recurring Revenue" means all annually recurring revenue earned by RCC, pursuant to asset management, advisory, mortgage, servicing, syndication and investor services provided by RCC under contracts with RCC's Affiliates.

     "Reimbursement Amount" means that term as defined in SECTION 9.4.1.

     "Release Conditions" means, with respect to an Investment Partnership, Property Partnership in which the Borrower invests directly or a Pre-Development Project, (i) the Borrower's repayment in full of all Obligations outstanding with respect to such entity and (ii) the Agent's receipt of written acknowledgment from the Borrower that there shall be no further advances or credit accommodations made by the Banks to the Borrower related or with respect to such entity.

     "Renewal Fee" means that term as defined in SECTION 2.5.3.

     "Repayment Account" means that term as defined in SECTION 5.18.1.

     "Revolving Loan" means advances made under the Line of Credit in accordance with the terms and conditions set forth herein.

     "Revolving Loan Period" means that term as defined in SECTION 2.1.

     "S&P" means  Standard & Poor's,  a division of The  McGraw-Hill  Companies,
     Inc.

     "Satisfaction of Modified Release Conditions", or "Satisfaction," means such terms as defined in SECTION 2.8.1.

     "Section  3.9.2(A)  Property  Partnerships"  means  that term as defined in
     SECTION 3.9.2(A).

     "Senior Lien" means that term as defined in SECTION 5.24.

     "Shortfalls" means payment of a "Quarterly Distribution Shortfall," as defined in Section 4.2(d) of CharterMac Capital's Organizational Documents.

     "Special Limited Partner" means that term as defined in RECITAL F set forth above.

     "Subscription Documents" means that term as defined in Section 2.8.2(A).

     "Subscription Payments" means that term as defined in SECTION 2.8.1.

     "Subsidiaries" means, with reference to any Person (including an individual, a corporation, a partnership, a limited liability company, a trust or a governmental agency or instrumentality), any corporation, partnership, association, joint stock company, business trust or other similar organization of whose total capital stock, voting stock or other equity such Person directly or indirectly owns or controls more than 50% thereof or any partnership, limited liability company or other entity in which such Person directly or indirectly has more than a 50% interest or which is controlled directly or indirectly by such Person.

     "Tangible Assets" means, at the time of determination for the Person for whom Tangible Assets is being calculated, Total Assets minus Intangible Assets.

     "Tax  Credits"  means  federal low income  housing tax credits  pursuant to
     Section 42 of the Code.

     "TOPS   Program"   means   CharterMac's   Private   Label   Tender   Option
     Securitization Program with MBIA Insurance Corporation.

     "Total Assets" means, at the time of determination all assets of the Person for whom Total Assets is being calculated on a consolidated basis for such Person and all of its Subsidiaries determined in accordance with GAAP; PLUS, solely for purposes of determining Total Assets for CharterMac on a consolidated basis, and to the extent not otherwise included in determining "Total Assets," CharterMac's proportionate share of the tangible assets of its or its consolidated Subsidiaries' Minority Holdings determined in accordance with GAAP; PLUS RCC's Value; MINUS any assets included in the Total Assets of CharterMac on a consolidated basis solely because of the application of FASB Interpretation 46.

     "Total Liabilities" means, at the time of determination (a) all liabilities of the Person for whom Total Liabilities is being calculated on a consolidated basis for such Person with all such Person's Subsidiaries, without duplication, determined in accordance with GAAP and all indebtedness and contingent obligations of such Person on a consolidated basis, whether or not so classified, including all obligations to pay Preferred Dividends, all Contingent Liabilities (reflected on a risk adjusted basis in accordance with the terms of Exhibit 7.2), redemption obligations, hedging and swap liabilities, and off-balance sheet financial transactions as to which there is recourse to such Person or a Subsidiary; PROVIDED, HOWEVER, (i) for purposes of valuing liabilities incurred in the ordinary course of business pursuant to any Hedging Agreement and not for speculation which are included under GAAP, such liabilities shall be valued on the basis of the net hedging liability thereunder, and (ii) Total Liabilities shall not include any liability included through consolidation solely because of the application of FASB Interpretation 46. Solely for purposes of determining "Total Liabilities" for CharterMac on a consolidated basis, CharterMac's Total Liabilities shall be increased to include, to the extent not otherwise included in "Total Liabilities," (y) CharterMac's proportionate share of the total liabilities of its Minority Holdings as determined in accordance with GAAP, plus (z) availability under any BofA Financing utilized pursuant to SECTION 7.3(II) of this Agreement to satisfy the liquidity covenant set forth in SECTION 7.3 hereof. Solely for the purposes of SECTION 7.5 of this Agreement, Total Liabilities shall not include any redemption obligations with respect to preferred stock that is not redeemable prior to January 1, 2009.

     "Unaffiliated Property Partnerships" means those Property Partnerships which are not Affiliated Property Partnerships.

     "Unit or Units" means those terms as defined in the Approved Prospectus of an Investment Partnership.

     "Unrated" means an MRC Investor for whom S&P does not determine a Rating.

     "Warehouse Cash Collateral" means all RCC Funds associated with the issuance of Letters of Credit and, in the event RCC elects to provide Co-Funding Collateral pursuant to clause (A) of SECTION 3.10.1 of this Agreement, such Cash and High Quality Marketable Securities comprising such Co-Funding Collateral.

     "Warehouse Cash Collateral Account" means the blocked deposit account no. 9433-152596 maintained by RCC with the Agent for the purpose of holding Warehouse Cash Collateral and funds required to cash collateralize Letters of Credit as described in SECTION 2.1.4(D).

     "Warehouse Cash Collateral Agreement" means that certain Second Amended and Restated Warehouse Cash Collateral Agreement dated as of November 17, 2003, executed and delivered by RCC in favor of the Agent.

For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires:

          (i) references to any Person defined in this SECTION 1.1 refer to such Person and its successor in title and assigns or (as the case may be) his successors, assigns, heirs, executors, administrators and other legal representatives;

          (ii) references to this Agreement refer to such document as originally executed, or if subsequently varied, supplemented or restated from time to time, as so varied, supplemented or restated and in effect at that relevant time of reference thereto;

          (iii) words importing the singular only shall include the plural and vice versa, and words importing the masculine gender shall include the feminine gender and vice versa, and all references to dollars shall be to United States Dollars; and

          (iv) grammatical variations of terms defined in this Agreement shall be defined with reference to and in the context of such defined terms (e.g. "Controlling," "Controlled," etc. shall be defined in the context of the definition of the word "Control" to refer to situations in which a Person holds greater than sixty percent (60%) of the equity of an entity and the power and authority to elect or otherwise determine a majority of the Board of Directors or similar governing body of such entity).

     1.2 ACCOUNTING TERMS AND DETERMINATIONS. All accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, except for changes after the date hereof in such principles as they relate to inflation accounting, applied on a basis consistent (except for changes approved by the Borrower's Accountants) with the most recent audited financial statements of the Borrower delivered to the Banks.

                                    SECTION 2
                            THE CREDIT ACCOMMODATIONS

     2.1 THE CREDIT ACCOMMODATIONS.

          2.1.1 For a period commencing on the date hereof and ending at 2:00 PM U.S. Eastern Time on October 27, 2006 (the "Revolving Loan Period"), the Banks agree, severally but not jointly, to grant, and the Borrower agrees to borrow, from time to time, portions of the Loan in a total principal amount no greater than the Loan Amount and on such terms agreed to by the Borrower and the Agent and the Banks, including the terms set forth herein and in the other Loan Documents, and the Banks agree that the Agent, on behalf of the Banks, will issue Letters of Credit to the Borrower at the Borrower's request in accordance with SECTION 2.1.4. From and after the expiration of the Revolving Loan Period, the Banks shall be under no obligation to grant or issue, and shall not grant or issue, and the Borrower shall not be permitted to borrow or request the issuance of, and shall not borrow or request the issuance of, any Revolving Loans or Letters of Credit pursuant to the terms of this Agreement.

          2.1.2 Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Revolving Loan Period shall end immediately in the event that:

          (A) any Revolving Loan advanced, or Letter of Credit issued to permit the Borrower to make Capital Contributions to an Investment Partnership have not been paid in full or expired (including, without limitation, all Obligations relating to such advances, credit accommodations or Letters of Credit) within two hundred ten (210) days from the date on which the Agent first advanced the Revolving Loan funds or issued the Letter of Credit to the Borrower with respect to such Investment Partnership;

          (B) any Revolving Loan advanced, or Letter of Credit issued to permit the Borrower to make Capital Contributions to an Investment Partnership which then has greater than 10% of its investments in Projects that then currently have Tax Credits flowing to investors, have not been paid in full or expired (including, without limitation, all Obligations relating to such advances, credit accommodations or Letters of Credit) within one hundred twenty (120) days from the date on which the Agent first advanced the Revolving Loan funds or issued the Letter of Credit to the Borrower with respect to such Investment Partnership;

          (C) any Revolving Loan advanced, or Letter of Credit issued to permit the Borrower to make Pre-Development Loans have not been paid in full or expired (including, without limitation, all Obligations relating to such advances, credit accommodations or Letters of Credit) within one hundred eighty-two (182) days of the date on which the Agent first advanced any Revolving Loan funds or issued any Letter of Credit with respect to such Pre-Development Project (such 182-day period to commence as of such time as an initial Pre-Development Loan to a Project Owner has been made, even if such Pre-Development Loan is repaid and a new Pre-Development Loan to such Project Owner is subsequently made); provided that the Borrower need not repay advances nor shall any such Letter of Credit be required to expire within such 182-day period (a) so long as (i) the Revolving Loan funds or Letter of Credit are subsequently utilized by the Borrower within such 182-day period to make a Capital Contribution to an Investment Partnership in order to acquire the Property LP Interests in or to make a Direct Investment in the Property Partnership related to the Project Owner receiving such Pre-Development Loan, in which case the time for repayment of such Revolving Loan funds or the expiration of such Letter of Credit shall be 210 days from the date that the Borrower uses the funds or tenders the Letter of Credit to make such Capital Contribution or Direct Investment and (ii) all conditions for such Capital Contribution or Direct Investment as set forth in this Agreement are met or (b) with respect to amounts up to an aggregate of SIX MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($6,250,000), the Borrower has elected to extend such 182-day period with respect to a particular Pre-Development Loan by an additional ninety (90) days by giving written notice to the Agent not less than three Business Days prior to the expiration of such 182-day period;

          (D) the Borrower, any Guarantor or any of their Subsidiaries (other than Unaffiliated Property Partnerships) fails to perform or observe any covenant, term, provision, condition, agreement or obligation under any of the Loan Documents or any other note, guaranty, agreement or instrument in favor of any of the Banks;

          (E) all Obligations outstanding with respect to the aggregate principal amount of portions of the Loan outstanding for which there has been a Satisfaction of Modified Release Conditions have not been paid within one hundred twenty (120) days from the date such Satisfaction occurred; or

          (F) any Revolving Loan advanced, or Letter of Credit issued to permit the Borrower to make Direct Investments in a Property Partnership have not been repaid in full or expired within two hundred ten
               (210) days from the date of the first such advance; provided that with respect to amounts up to an aggregate of FIFTEEN MILLION DOLLARS ($15,000,000), as to which the Borrower elects in writing
               (a) concurrently with the submission of the applicable Draw Certificate, or (b), if later, subject to the approval of the Agent, to extend the maturity date of amounts so advanced or the expiration date of such Letter of Credit by sixty (60) days such that all Obligations relating to such amounts shall be repaid in full or such Letter of Credit shall have expired within two hundred seventy (270) days from the date of such advance or issuance, any such advances have not been repaid in full or such Letter of Credit shall have expired within two hundred seventy
               (270) days from the date of such advance or issuance.

          2.1.3 The Borrower may request that the Revolving Loan Period be extended for purposes of permitting the Borrower to borrow Revolving Loans, or for a Letter of Credit to be issued, to be utilized by the Borrower or an Investment Partnership to make an Equity Payment or Equity Payments, as the case may be, in accordance with the terms of this Agreement to any Property
Partnership which, prior to the expiration of the applicable 364, 182/271 or 210/270 day repayment period set forth above, has previously received an Equity Payment or Equity Payments, as the case may be, in accordance with the terms of this Agreement, and the Banks may, in their sole and unrestricted discretion, grant or deny such request by unanimous consent. The Borrower shall pay to the Banks, pro rata in accordance with their respective Commitment Percentages, an extension fee of one quarter of one percent (.25%) of each such advance or face amount of each such Letter of Credit (an "Advance Extension Fee") which the Agent agrees to make in accordance with this paragraph.

          2.1.4 The Borrower may request (by submission to the Agent and each of the Banks of an appropriate Draw Certificate together with a letter of credit application and agreement and form of letter of credit) that the Agent issue Letters of Credit as a responsibility of the Banks, pro rata in accordance with their respective Commitment Percentages. Upon satisfaction of all requirements of this Agreement pertaining to Capital Contributions, Direct Investments or Pre-Development Loans (including, without limitation, the requirements of SECTIONS 2.1.2, 2.7, 3.8 and 3.9 hereof), and upon approval by each of the Banks of the terms and conditions of such Letters of Credit (which approval must be given or denied (with a description of the basis for such denial) by written notice to the Agent within two Business Days after receipt of an appropriate Draw Certificate and may be given or denied via electronic mail; provided, however, that any Bank which fails to give such approval or express such denial within the stated time period shall be deemed to have given such approval and, if and to the extent the Agent has issued the applicable Letter of Credit, shall then have an unconditional obligation to fund its Commitment Percentage of any advances made pursuant to SECTION 2.1.4(C) hereof; and provided further, however, that the Banks agree that if such Draw Certificate, the letter of credit application and agreement and form of letter of credit submitted by the Borrower meet all of the requirements of this Agreement and there does not then exist a Default or Event of Default, such approval shall not be denied), the Banks agree that the Agent, on behalf of the Banks, will issue such Letters of Credit upon receipt by the Agent of (1) the applicable Draw Certificate, (2) a deposit into the Warehouse Cash Collateral Account of funds from RCC in an amount equal to, (a) in the case of Pre-Development Loans, two and one-half percent (2.5%), and (b) in the case of Capital Contributions and Direct Investments, two and one-half percent (2.5%), of the face amount of such Letters of Credit in satisfaction of its obligation to provide RCC Funds under RECITAL J hereof, (3) such fees and charges as are customarily charged by the Agent for like credit accommodations, and (4) such agreements and other instruments from the Borrower and the Guarantors as the Agent customarily requires in like transactions, including, but not limited to, a letter of credit application and agreement. In addition:

          (A) For such time as a Letter of Credit remains outstanding, ninety seven and one-half percent (97.5%) (with respect to Capital Contributions and Direct Investments) and ninety seven and one-half percent (97.5%) (with respect to Pre-Development Loans) of the undrawn face amount of such Letter of Credit (hereinafter, the "Letter of Credit Loan Amount" and collectively, with respect to all outstanding Letters of Credit, the "Letter of Credit Loan Amounts") shall constitute a credit accommodation under this Agreement so as to reduce by that amount the portion of the Loan Amount remaining available to be drawn in accordance with SECTION 2.1.1;

          (B) The Letter of Credit Loan Amount pertaining to a Letter of Credit upon which funds are drawn shall constitute an advance outstanding under this Agreement, which advance shall be considered to have been outstanding for all purposes as contemplated by SECTION 2.1.2 hereof, but not for purposes of the determination of interest due and payable with respect thereto, continuously from the date that such Letter of Credit was originally issued;

          (C) For purposes of determining interest due and payable on account of the advance of funds by the Agent upon presentment to the Agent of a Letter of Credit, the Letter of Credit Loan Amount shall constitute a Revolving Loan at such time as such funds are actually advanced by the Agent and interest shall accrue thereon in accordance with the terms of this Agreement. Immediately upon the Agent advancing such funds under a Letter of Credit, such advance shall constitute the making of a Revolving Loan hereunder, and all of the Banks shall advance funds to the Agent as required in connection with the making of an advance under this Agreement;

          (D) In the event a Letter of Credit issued hereunder has an expiration date later than (i) the Maturity Date or (ii) the end of the repayment period for the Capital Contribution, Pre-Development Loan or Direct Investment with respect to which the Borrower has requested the issuance of such Letter of Credit, the Borrower and each Guarantor jointly and severally, shall have deposited funds into the Warehouse Cash Collateral Account in an amount equal to 100% of the Letter of Credit Loan Amount applicable to such Letter of Credit prior to the earliest to occur of (A) 30 days before the Maturity Date or (B) the end of the applicable repayment period set forth above in SECTION 2.1.2.

          2.1.5 All Obligations incurred with respect to any Revolving Loan made, or Letter of Credit issued hereunder, shall be paid within the applicable repayment periods set forth in this SECTION 2.1. All payments shall be applied first to the payment of all Loan Fees, expenses and other amounts due to the Banks (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal on the Loan; provided, however, that after a Default or an Event of Default has occurred and is continuing, payments will be applied to the Obligations as the Banks determine in their sole discretion. If the entire amount of any required principal and/or interest payment is not paid in full within fifteen (15) days after the same is due, the Borrower shall pay to the Agent, ratably for the benefit of the Banks, a late fee equal to five percent (5%) of the required payment. Notwithstanding any other provision of this Agreement:

          (A) Obligations incurred by the Borrower with respect to each Property Partnership or Project Owner receiving Combined Tax Credits shall be repaid no later than the earlier of (a) the last day of the repayment period applicable to such Obligations, and
               (b) ninety (90) days before the projected date on which the certificate of occupancy for the Project associated with such Property Partnership or Project Owner is anticipated to be issued, as stated in the applicable Draw Certificate; and

          (B) The Borrower shall immediately repay all obligations incurred with respect to any Property Partnership (including a Property Partnership whose equity interests have been acquired by Investment Partnerships) if and when such Property Partnership no longer meets the investment criteria set forth in EXHIBIT 3.8.5 with respect to the eligibility of such Property Partnership's Tax Credits. If any party discovers that a Property Partnership no longer meets such investment criteria, such party shall immediately notify the Agent, each of the Banks, the Borrower and the Guarantors of that fact.

     2.2 TERM OF AGREEMENT. This Agreement shall continue in full force and effect so long as any Obligation remains outstanding.

     2.3 PREPAYMENT OF THE OBLIGATIONS; REDUCTION OF LOAN AMOUNT. The Borrower may prepay any Obligation, except as set forth in SECTION 2.5 for Obligations with respect to which the Borrower has elected the LIBOR Rate, in whole or part at any time or from time to time, with accrued interest to the date of such prepayment on the amount prepaid, but without premium or penalty. Any such partial prepayment shall be applied against the advances or credit accommodations under the Line of Credit as the Borrower shall direct so long as there is not then outstanding any Default or Event of Default and, after the occurrence of such Default or Event of Default, as the Majority Banks shall determine in their unrestricted discretion. The Borrower may from time to time by written notice delivered to the Agent at least three (3) Business Days prior to the date of the requested reduction, reduce the Loan Amount by integral multiples of $100,000 as to any unborrowed portion of the Loan Amount, but in no event shall the Loan Amount be reduced below Ten Million and No/100 Dollars ($10,000,000.00). Any such reduction shall be made PRO RATA based on the Commitment Percentage of each of the Banks. No reduction of the Loan Amount shall be subject to reinstatement.

     2.4  EVIDENCE OF INDEBTEDNESS, MATURITY.

          2.4.1 The Loan shall be evidenced by the Notes in the aggregate principal amount of the Loan Amount. The outstanding principal balance of the Loan, together with accrued interest thereon, and all other amounts payable by the Borrower under the terms of the Loan Documents, shall be due and payable on October 27, 2006 (the "Original Maturity Date").

          2.4.2 If there is not then in existence any Default or Event of Default, the Borrower may elect to extend the Original Maturity Date for one hundred eighty-two (182) days by giving notice of the exercise of such option not less than sixty (60) days nor greater than seventy-five (75) days prior to the Original Maturity Date and upon (i) the giving of such notice, and (ii) the Borrower paying to the Banks, pro rata in proportion to their respective Commitment Percentages, an extension fee of one-quarter of one percent (.25%) of the principal balance of the Loan then outstanding (the "Line Extension Fee"), the Original Maturity Date shall be extended for such one hundred eighty-two
(182) day period. The date upon which the outstanding principal amount, all accrued interest and all other amounts payable by Borrower under the Loan Documents, whether due on the Original Maturity Date or on the extended date permitted by this SECTION 2.4.2, or by virtue of acceleration pursuant to
SECTION 8 hereof, shall be referred to herein as the "Maturity Date." The extension of the Original Maturity Date in accordance with the foregoing shall not in any way extend the period of time during which the Borrower can seek advances or credit accommodations under the Line of Credit by extension of the Revolving Loan Period or otherwise.

     2.5  INTEREST, LOAN FEES AND PAYMENT OF EXPENSES.

          2.5.1 INTEREST RATE. Revolving Loans outstanding from time to time shall bear interest at a rate per annum equal to the Prime Rate in effect from time to time plus one hundred twenty-five one-thousandths of one percent (0.125%) per annum; provided that Revolving Loans outstanding as to which there has been a Satisfaction of Modified Release Conditions attributable to an MRC Investor which has received a Rating not less than BBB- shall bear interest at a rate per annum equal to the Prime Rate in effect from time to time. Interest on Revolving Loans shall be payable to the Agent for the benefit of the Banks monthly in arrears on the first Business Day of each calendar month. All computations of interest accruing on the unpaid balance of Loans from time to time shall be calculated on the basis of a 360-day year for the actual number of days elapsed. From and after the occurrence of an Event of Default and the expiration of the 15-day cure period for such Event of Default as provided in
SECTION 8.1, and during the continuation of such Event of Default, the unpaid balance of the Revolving Loans shall bear interest, to the extent permitted by law, at the annual rate of interest equal to four percent (4%) above the interest rate applicable to such Revolving Loans in effect on the first Business Day prior to the occurrence of such Event of Default, which interest shall be compounded monthly and payable on demand.

          2.5.2 LIBOR INTEREST RATE OPTION.

          (A) At the option of the Borrower, so long as no Default or Event of Default has occurred and is then continuing, the Borrower may elect from time to time prior to the Maturity Date to have all or a portion of the unpaid principal amount of (a) any Revolving Loan bear interest during any particular Interest Period with reference to the LIBOR Rate or (b) any Revolving Loans as to which there has been and continues to be a Satisfaction of Modified Release Conditions attributable to a specific MRC Investor bear interest at the Modified LIBOR Rate; provided, that any such portion of any Loan shall be in an amount not less than $500,000 or some greater integral multiple of $100,000 with respect to any single Interest Period. Each Interest Period selected hereunder shall commence on the first day of a calendar month. Any election by the Borrower to have interest calculated at the LIBOR Rate or Modified LIBOR Rate shall be made by notice (which shall be irrevocable) to the Agent at least three (3) Business Days prior to the first day of the proposed Interest Period for each Revolving Loan, specifying the LIBOR Rate Amount and the duration of the proposed Interest Period applicable thereto (which must be for one, two, three, six or twelve months). Any such election of a LIBOR Rate or Modified LIBOR Rate shall lapse at the end of the expiring Interest Period unless extended by a further election notice provided in accordance with this paragraph. Except as otherwise provided herein, each LIBOR Rate Amount shall bear interest during each Interest Period relating thereto at the LIBOR Rate plus 170 basis points (1.70%) or, in the case of the Modified LIBOR Rate, at the annual rate as set forth in the definition of such term in SECTION 1.1 hereof. Interest on each LIBOR Rate Amount shall be payable to the Agent for the benefit of the Banks monthly in arrears on the first Business day of each calendar month and on the last day of each Interest Period relating thereto.

          (B) The Borrower shall pay to the Agent, on behalf of the Banks, pro-rata in proportion to their respective Commitment Percentages, the LIBOR Reserve Charge, if any, with respect to LIBOR Rate Amounts of the Loan outstanding from time to time on the dates interest is payable on such LIBOR Rate Amounts.

          (C) The Agent shall forthwith upon determining any LIBOR Rate provide notice thereof to the Borrower and each of the Banks. Each such notice shall be conclusive and binding upon the Borrower, absent manifest error.

          (D) If, with respect to any Interest Period, the Agent is unable to determine the LIBOR Rate relating thereto, or adverse or unusual conditions in or changes in applicable law relating to the applicable Eurodollar interbank market make it illegal or, in the reasonable judgment of the Agent, impracticable, to fund therein the LIBOR Rate Amount or make the projected LIBOR Rate unreflective of the actual costs of funds therefor to the Agent, or if it shall become unlawful for the Agent to charge interest on the Loans on a LIBOR Rate basis, then in any of the foregoing events the Agent shall so notify the Borrower and each of the Banks and interest will be calculated and payable in respect of such projected Interest Period (and thereafter for so long as the conditions referred to in this sentence shall continue) by reference to the Prime Rate in accordance with SECTION 2.5.1 hereof.

          (E) If any Interest Period would otherwise end on a day which is not a Business Day for LIBOR Rate purposes, that Interest Period shall end on the Business Day next preceding or next succeeding such day as determined by the Agent in accordance with its usual practice, of which the Agent shall notify the Borrower and each of the Banks at the beginning of such Interest Period.

          (F) The Borrower may prepay a LIBOR Rate Amount only upon at least three (3) Business Days prior written notice to the Agent and each of the Banks (which notice shall be irrevocable), and any such prepayment shall occur only on the last day of the Interest Period for such LIBOR Rate Amount. The Borrower shall pay to the Agent, on behalf of the Banks pro rata in proportion to their respective Commitment Percentages, upon request of the Agent or any Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of the Agent or any Bank) to compensate the Banks for any loss, cost, or expense incurred as a result of: (i) any payment of a LIBOR Rate Amount on a date other than the last day of the Interest Period for such Loan; (ii) any failure by the Borrower to borrow a LIBOR Rate Amount on the date specified by the Borrower's written notice; (iii) any failure by the Borrower to pay a LIBOR Rate Amount on the date for payment specified in the Borrower's written notice. Without limiting the foregoing, the Borrower shall pay to the Agent on behalf of the Banks in proportion to their Commitment Percentages a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the Interest Period for the LIBOR Rate Amount as to which the prepayment is made, shall be subtracted from the LIBOR Rate in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the outstanding principal balance of the LIBOR Rate Amount being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in such Interest Period. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in such Interest Period. The resulting amount shall be the yield maintenance fee due to the Agent upon the payment of a LIBOR Rate Amount. If by reason of a Default or an Event of Default, the Agent or the Majority Banks, as applicable, elect to declare the Obligations to be immediately due and payable, then any yield maintenance fee with respect to a LIBOR Rate Amount shall become due and payable in the same manner as though the Borrower had exercised such right of prepayment.

          2.5.3 RENEWAL FEE. The Borrower acknowledges and agrees that the "Renewal Fee" (defined as a THREE HUNDRED THIRTY SEVEN THOUSAND FIVE HUNDRED DOLLARS ($337,500.00) renewal fee) has been fully earned upon execution of this Agreement and shall be due and payable on the date hereof. The Borrower and the Banks acknowledge and agree that the Renewal Fee will be paid to the Agent for the benefit of each of the Banks pro rata in proportion to their respective Commitment Percentages.

          2.5.4 FACILITY FEE. The Borrower agrees to pay the "Facility Fee" (defined as ten one hundredths of one percent (0.10%) per annum of the daily average portion of the Loan Amount that is not drawn under the Line of Credit during a calendar quarter) in arrears on the last day of each calendar quarter following the date hereof, with the first such payment due and payable on December 31, 2005 and the last such payment due and payable on the Maturity Date. The Borrower and the Banks acknowledge and agree that the Facility Fee will be paid to the Agent for the benefit of each of the Banks pro rata in proportion to their respective Commitment Percentages.

          2.5.5  EXTENSION FEES. See SECTIONS 2.1.3 and 2.4.2

          2.5.6 LETTER OF CREDIT FEE. The Borrower agrees to pay quarterly in arrears to the Agent, for the benefit of the Banks in accordance with their respective Commitment Percentages, for issuance of a Letter of Credit pursuant to SECTION 2.1.4, a fee equal to one and seven tenths percent (1.7%) per annum of the face amount of each such Letter of Credit outstanding from time to time ("Letter of Credit Fee").

          2.5.7 PAYMENT OF FEES. The Borrower and the Banks hereby authorize the Agent to disburse proceeds of the Loan to pay the Loan Fees and the reasonable fees and expenses of the Agent's and each Bank's respective legal counsel (including in-house counsel) notwithstanding that the Borrower may not have requested a disbursement of such amount. Such disbursements shall constitute a portion of the outstanding principal balance of the Notes and shall be deemed to be the first principal amounts repaid by the Borrower in making principal payments, whether or not designated as such by the Borrower. Invoices for all expenses charged to the Borrower pursuant hereto will be provided to the Borrower by the Agent prior to any such disbursement.

          2.5.8 If the Agent shall have determined that the adoption, after the date hereof, of any applicable law, rule, regulation, guideline, directive or request (whether or not having the force of law) regarding capital requirements for banks or bank holding companies, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any of the foregoing imposes or increases a requirement by any Bank to allocate capital resources to such Bank's commitment to make Loans hereunder which has or would have the effect of reducing the return on such Bank's capital to a level below that which such Bank could have achieved (taking into consideration such Bank's then existing policies with respect to capital adequacy and assuming full utilization of such Bank's capital) but for such adoption, change or compliance by any amount deemed by the Agent to be material, then: (1) the Agent shall promptly after its determination of such occurrence give notice thereof to the Borrower; and (2) to the extent that the costs of such increased capital requirements are not reflected in the Prime Rate or the LIBOR Rate, the Borrower and the Agent shall thereafter attempt to negotiate in good faith, within thirty (30) days following the date the Borrower receives such notice, an adjustment payable hereunder that will adequately compensate such Bank in light of the circumstances. If the Agent and the Borrower are unable to agree to such adjustment within thirty (30) days following the date upon which the Borrower receives such notice, then commencing on the date of such notice (but no earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in the Agent's reasonable determination, provide adequate compensation. The provisions of this SECTION 2.5.8 shall be applied to the Borrower so as not to discriminate against the Borrower vis-a-vis other customers of the Banks.

          2.5.9 Anything hereinbefore to the contrary notwithstanding, if any future applicable law (which expression, as used in this Agreement, includes statutes and rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time heretofore or hereafter made upon or otherwise issued to any of the Banks by any central bank or other fiscal, monetary or other authority, whether or not having the force of law) shall (1) subject any of the Banks to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this

Agreement, the Loans or the payment to any of the Banks of any amounts due to them hereunder, or (2) materially change the basis of taxation of payments to any of the Banks of the principal or the interest on or any other amounts payable to such Bank hereunder, or (3) impose or increase or render applicable any special or supplemental special deposit or reserve or similar requirements or assessment against assets held by, or deposits in or for the account of, or any liabilities of, or loans by an office of any of the Banks in respect of the transactions contemplated herein, or (4) impose on any of the Banks any other conditions or requirements with respect to this Agreement, the Loan Amount or any Loan, and the result of any of the foregoing is (a) to increase the cost to making, funding or maintaining all or any part of the Loans, or (b) to reduce the amount of principal, interest or other amount payable to any of the Banks hereunder, or (c) to require any of the Banks to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregoing interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by the Banks from the Borrowers hereunder, then, and in each such case not otherwise provided for hereunder, the Borrowers will, upon demand made by the Agent accompanied by calculations thereof in reasonable detail, pay to such Bank such additional amounts as will be sufficient to compensate such Bank for such additional cost, reduction, payment or foregoing interest or other sum, provided that the foregoing provisions of this sentence shall not apply in the case of any additional cost, reduction, payment or foregoing interest or other sum resulting from any taxes charged upon or by reference to the overall net income, profits or gains of such Bank.

     2.6 RENEWAL OF CREDIT ACCOMMODATIONS. Upon request of the Borrower made in writing at least ninety (90) days but not greater than one hundred five (105) days prior to the Maturity Date, if there shall not then be in existence any Default or Event of Default, the Borrower may request that the Agent and the Banks renew the credit accommodations and the Line of Credit made available pursuant to the terms of this Agreement. The Banks may, in their sole and unrestricted discretion, approve the Borrower's request for a renewal and, if approved, such request shall become effective on such terms and conditions as are agreed upon by the Agent, the Banks and the Borrower, provided that there shall not at the Maturity Date be in existence any Default or Event of Default. The foregoing provisions of this SECTION 2.6 do not constitute a commitment to lend by the Agent or any of the Banks.

     2.7 SECURITY FOR THE LOAN, RELEASE OF COLLATERAL. The Loan shall be secured by the Collateral, which security shall be evidenced in the manner set forth below. Any and all Collateral held by the Agent on behalf of the Banks pursuant to the Original Agreement shall continue to be held as security for the Obligations and shall be subject to the terms and conditions set forth herein.

          2.7.1 The Collateral with respect to each advance which is requested by the Borrower to make a Capital Contribution to an Investment Partnership and the release of such Collateral shall be governed by this SECTION 2.7.1.

          (A) Concurrently with the Borrower's execution and delivery of the Initial Draw Certificate for each Investment Partnership, the Borrower and the Guarantors shall cause to be delivered to the Agent, the following:

               (i) the certificates, if any, representing the Investment LP Interests in such Investment Partnership (which Investment LP Interests have been pledged to the Agent pursuant to the Credit Facility Global Pledge Agreement), together with undated assignments thereof executed in blank;

               (ii) GP  Holdings  shall  deliver  the   certificates,   if  any,
                    representing the equity interests in the General Partner of such Investment Partner (which equity interests have been pledged to the Agent in accordance with the GP Holdings Global Pledge Agreement), together with undated assignments thereof executed in blank by GP Holdings;

               (iii) an Investment Partnership Pledge Agreement, executed by the applicable Investment Partnership, substantially in the form of EXHIBIT 2.7.1 attached hereto, pledging (x) all Property LP Interests in all Property Partnerships at any time acquired by such Investment Partnership, and (y) all equity interests in the Special Limited Partner associated with such Investment Partnership, in each case together with the certificates, if any, representing such Property LP Interests and equity interests and undated assignments thereof executed in blank by such Investment Partnership, and UCC-1 financing statements related to such Property LP Interests and equity interests; and

               (iv) executed copies of the Organizational  Documents,  complying with Sections 5.6 and 5.22, of the Investment Partnership, its General Partner and Special Limited Partner, and the Property Partnership whose Property LP Interests are being acquired with the proceeds of such Capital Contribution and executed copies of the following documents:

                    (a) the contribution agreement describing such Investment Partnership's obligation to make capital contributions to the Property Partnership,

                    (b)  the  promissory   note   evidencing   such   Investment
                         Partnership's   obligation   to   make   such   capital
                         contributions; and

                    (c)  the   Property   Partnership   Pledge   securing   such
                         Investment   Partnership's   obligation  to  make  such
                         capital contributions.

          (B) Concurrently with the Borrower's execution and delivery of any Draw Certificate subsequent to the execution and delivery of the Initial Draw Certificate for a specific Investment Partnership, the Borrower and the Guarantors shall cause to be delivered to the Agent:

               (i) executed copies of the Organizational Documents, complying with Section 5.22, of each Property Partnership whose Property LP Interests are being acquired by such Investment Partnership with the proceeds of each advance requested in a subsequent Draw Certificate and executed copies of the following documents:

                    (a) the contribution agreement describing such Investment Partnership's obligation to make capital contributions to the Property Partnership,

                    (b)  the  promissory   note   evidencing   such   Investment
                         Partnership's   obligation   to   make   such   capital
                         contributions; and

                    (c)  the   Property   Partnership   Pledge   securing   such
                         Investment   Partnership's   obligation  to  make  such
                         capital contributions; and

               (ii) the  certificates,  if any,  representing  such  Property LP
                    Interests (which have been pledged to the Agent pursuant to the Investment Partnership Pledge Agreement previously executed and delivered by such Investment Partnership), together with undated assignments thereof executed in blank by such Investment Partnership.

          (C) Solely upon the fulfillment of the Release Conditions related to an Investment Partnership (provided that there is not then in existence a Default or an Event of Default that will not be fully cured upon such fulfillment), the Agent and the Banks shall promptly release all of their security interests, including the delivery to the Borrower of UCC termination statements or partial releases for the appropriate jurisdiction, in (a) the Investment LP Interests in such Investment Partnership, (b) the equity interests in such Investment Partnership's General Partner and Special Limited Partner, and (c) all Property LP Interests acquired by such Investment Partnership.

          2.7.2 The Collateral with respect to each Property Partnership in which the Borrower makes Direct Investments and the release of such Collateral shall be governed by this SECTION 2.7.2.

          (A) Concurrently with the Borrower's execution and delivery of the Initial Draw Certificate for a Direct Investment to a Property Partnership, the Borrower and the Guarantors shall cause to be delivered to the Agent:

               (i)  executed copies of Organizational Documents,  complying with
                    SECTION 5.22, of each Property Partnership whose Property LP Interests are being acquired by the Borrower with the proceeds of such Direct Investment and executed copies of the following documents:

                    (a)  the  contribution  agreement  describing the Borrower's
                         obligation  to  make  capital   contributions   to  the
                         Property Partnership,

                    (b)  the   promissory   note   evidencing   the   Borrower's
                         obligation to make such capital contributions, and

                    (c) the Property Partnership Pledge securing the Borrower's obligation to make such contributions;

               (ii) all  such  other  assignments,   pledges,  notes  and  other
                    instruments as may be required by the Agent to assign to the Agent all of the security which the Borrower receives in connection with the type of loan described in paragraph 2(c) of RECITAL L above; and

               (iii) the  certificates,  if any,  representing  such Property LP
                    Interests (which Property LP Interests have been pledged to the Agent pursuant to the Credit Facility Global Pledge Agreement), together with undated assignments thereof executed in blank by the Borrower.

          (B) The Agent shall promptly release all of its security interest in the Property LP Interests for such Property Partnership, and deliver to the Borrower UCC termination statements or partial releases for the appropriate jurisdictions:

               (i) upon the fulfillment of the Release Conditions related to such Property Partnership (provided that there is not then in existence a Default or an Event of Default that will not be fully cured upon such fulfillment); or

               (ii) upon the  Borrower's  transfer of such Property LP Interests to an Investment Partnership which meets all of the criteria and characteristics of an Investment Partnership under this Agreement, provided that the Agent shall have received all of the Collateral and documents set forth in SECTION 2.7.1(A) with respect to such Investment Partnership. The release of such Collateral and documents required by SECTION 2.7.1(A) shall be governed by SECTION 2.7.1(C).

          2.7.3 The Collateral with respect to each Pre-Development Loan made by the Borrower to a Pre-Development Project shall be governed by this SECTION 2.7.3.

          (A) Concurrently with the Borrower's execution and delivery of the Initial Draw Certificate for a Pre-Development Loan to a Pre-Development Project the Borrower and the Guarantors shall cause to be delivered to the Agent:

               (i) executed copies of the Organizational Documents, complying (if applicable) with SECTION 5.22, of the Project Owner receiving such Pre-Development Loan, and executed copies of the following documents:

                    (a) the Pre-Development Loan Agreement which the Borrower receives from the Project Owner,

                    (b)  the applicable Pre-Development Note, and

                    (c) such other instruments, documents and agreements as may be executed and delivered between the Borrower and the Project Owner or the equityholders of the Project Owner;

               (ii) an allonge  executed by the  Borrower in the form of EXHIBIT
                    2.7.3(A)(II) hereto, which allonge shall endorse the Pre-Development Note in blank and be attached to the Pre-Development Note executed by the Project Owner in favor of the Borrower evidencing such Pre-Development Loan; and

               (iii) a  Collateral  Assignment,  Pledge and  Security  Agreement
                    executed by the Borrower in the form of EXHIBIT 2.7.3(A)(III) hereto, which shall assign to the Agent all of the security which the Borrower receives in connection with its Pre-Development Loan, which security shall include without limitation all of the Collateral set forth in paragraph 3 of RECITAL L above; and

               (iv) the certificates, if any, representing all of the Borrower's
                    Equity Interests in the Project Owner (if any) (which Equity Interests have been pledged to the Agent pursuant to the Credit Facility Global Pledge Agreement), together with undated assignments thereof executed in blank by Borrower.

          (B) The Agent shall promptly release all of its security interest for such Pre-Development Project and deliver to the Borrower UCC termination statements or partial releases for the appropriate jurisdictions:

               (i) Upon the fulfillment of the Release Conditions related to such Pre-Development Project (provided that there is not then in existence a Default or an Event of Default that will not be fully cured upon such fulfillment); or

               (ii) Upon the Borrower's  rollover of the Loan proceeds  utilized for such Pre-Development Loan into a Direct Investment or a Capital Contribution, provided:

                    (a) such Direct Investment or Capital Contribution complies with all of the terms and conditions as otherwise outlined in this Agreement; and

                    (b) the Agent shall have received all of the Collateral and documents set forth in SECTIONS 2.7.1(A) AND (B) or 2.7.2(A), as the case may be, with respect to such Property Partnership or Investment Partnership. The release of such Collateral and documents required by SECTIONS 2.7.1(A) AND (B) or 2.7.2(A) shall be governed by SECTION 2.7.1(C) or 2.7.2(B), respectively.

          2.7.4 In addition to the Collateral described or referenced elsewhere in the Loan Documents, the Collateral with respect to all advances or credit accommodations requested by the Borrower pursuant to this Agreement shall include the grant to the Agent, on behalf of the Banks, by (i) GP Holdings of a first perfected security interest in 51% of the Equity Interests in the Borrower pursuant to the GP Holdings Global Pledge Agreement, (ii) RCC of a first perfected security interest in 49% of the Equity Interests in the Borrower pursuant to the RCC Equity Pledge Agreement, and (iii) the Borrower of a first perfected security interest in all of the Equity Interests in Related Direct SLP LLC pursuant to the Credit Facility Global Pledge Agreement.

          2.7.5 In order to facilitate the consummation of transactions with third parties that may be required from time to time in the ordinary course of the Borrower's business in order to fulfill Release Conditions, if and to the extent the Agent is required by the terms of SECTION 2.7 to release its security interest in certain Collateral, upon the Borrower's request, the Agent shall provide to the Borrower its written commitment to release its security interest in such Collateral upon such satisfaction of the Release Conditions.

     2.8  SATISFACTION OF MODIFIED RELEASE CONDITIONS.

          2.8.1 The Borrower and each Guarantor may satisfy Release Conditions with respect to a particular Investment Partnership (each, an "MRC Investment Partnership") from time to time by providing to the Agent, on behalf of and for the benefit of the Banks, the right to receive the irrevocable and unconditional subscription payments (the "Subscription Payments") from certain specified investors identified in writing by the Borrower to the Agent that shall have subscribed to invest in such MRC Investment Partnership (each, an "MRC Investor"), in lieu of the Borrower's repayment in full of all Obligations outstanding with respect to such MRC Investment Partnership as required by clause (i) of the definition of Release Conditions (a "Satisfaction of Modified Release Conditions" or a "Satisfaction").

          2.8.2 At the request of the Borrower from time to time, a Satisfaction of Modified Release Conditions shall be considered accomplished when the Borrower satisfies in full the following conditions upon terms and conditions acceptable to the Agent and its counsel ("Modified Release Conditions"):

          (A) the offering materials for such MRC Investment Partnership provided to each MRC Investor and the subscription documents executed and delivered by each MRC Investor (the "Subscription Documents") shall be provided to the Agent and shall evidence the irrevocable and unconditional obligation of such MRC Investor to make Subscription Payments of sums certain within the earlier to occur of 120 days from the date of the proposed Satisfaction of Modified Release Conditions or the Maturity Date.

          (B) the Borrower shall have provided to the Agent, on behalf of and for the benefit of the Banks, (a) a first perfected security interest in, pledge of and lien on each MRC Investor's (i) irrevocable and unconditional obligation to make Subscription Payments, and (ii) Investment LP Interests in the MRC Investment Partnership, and (b) the promissory notes, if any, evidencing such irrevocable and unconditional obligations, together with any certificate or other writing evidencing such Investment LP Interest and an allonge for each such note in the form of EXHIBIT 2.7.3(A)(II) hereto, which allonge shall endorse its respective note in blank and be attached to such note; and there shall be no prior, pari passu or junior security interest, pledge, encumbrance or lien of any kind on the Subscription Payments or Investment LP Interests of each such MRC Investor.

          (C) The portion of the Loan outstanding with respect to MRC Investment Partnerships for which there are then being made, or continue to be outstanding, a Satisfaction of Modified Release Conditions, at the time of each such Satisfaction shall be not less than TWO MILLION DOLLARS ($2,000,000); and the aggregate outstanding portion of the Loan with respect to each such MRC Investment Partnership shall equal no more than the then unpaid portion of the face amount of the unconditional obligation of each of the MRC Investors to make Subscription Payments to such MRC Investment Partnership that have been assigned or pledged to the Agent as contemplated by the terms of this SECTION 2.8.2.


          2.8.3 In order to elect to make a Satisfaction of Modified Release Conditions with respect to a proposed MRC Investment Partnership, the Borrower shall provide to the Agent and each of the Banks, at least 5 Business Days prior to the date on which the Borrower intends to make such Satisfaction, the following:

               (A) all documentation required to accomplish such Satisfaction of Modified Release Conditions in accordance with the terms of this Agreement; and

               (B) a certificate from the Borrower (i) informing the Agent of the Borrower's intention to make a Satisfaction of Modified Release Conditions with respect to such MRC Investment Partnership, (ii) identifying the MRC Investors for such MRC Investment Partnership whose subscription obligations and equity are being pledged as security, and (iii) further certifying, representing and warranting that all of the terms and conditions of this Agreement have been, and will be, satisfied in full.

          2.8.4 The Agent and the Banks hereby acknowledge and agree that, notwithstanding the terms and provisions of the Guaranty, the Guarantors shall not guaranty or be liable for the principal portions of the Loan for which there has been a Satisfaction of Modified Release Conditions, provided that (1) the Guarantors continue to guaranty in full all Obligations with respect to portions of the Loan for which there has been a Satisfaction of Modified Release
Conditions other than the principal amount outstanding of such portions of the Loan from time to time and (2) the Guarantors shall guaranty in full the principal portions of the Loan for which there has been a Satisfaction of Modified Release Conditions attributable to any MRC Investor who does not have a Rating, whose Rating is less than BBB- or whose Rating falls below BBB- after the Satisfaction of Modified Release Conditions attributable to such MRC Investor.

                                    SECTION 3
                              CONDITIONS TO CREDIT

     The Banks' obligations to make any advances or to grant any credit accommodations hereunder were and are subject to the fulfillment of each of the following conditions to the Banks' satisfaction immediately prior to or contemporaneously with the making of any such advance or credit accommodation:

     3.1 DOCUMENTS. Prior to or concurrently with the execution and delivery of this Agreement, the Agent and each of the Banks shall receive each of the following documents in form and substance satisfactory to the Agent and the receiving Bank:

          3.1.1 All of the documents listed on the Closing Checklist attached hereto as EXHIBIT 3.1 (provided, however, the parties acknowledge and agree that the amendment to the Organizational Documents of CM Guarantor LLC required in order to satisfy SECTION 6.3.2(F)(IV) hereof shall be delivered on or before the close of business on November 4, 2005); and

          3.1.2 Such other instruments or documents as the Agent, the Banks or their respective counsel may reasonably request.

     3.2 ORGANIZATIONAL DOCUMENTS. Upon execution and delivery of this Agreement (and if not previously received, upon each request by the Borrower for an advance of funds under the Line of Credit or the issuance of a Letter of Credit), the Banks shall have received and approved certified copies of the Organizational Documents, with all amendments thereto, of each of the Borrower, each Guarantor and (i) each Investment Partnership, the General Partner and Special Limited Partner of such Investment Partnership and each Property Partnership in which such Investment Partnership has invested or will invest,
(ii) any Property Partnership and the Special Limited Partner of such Property Partnership in which the Borrower will be directly investing such requested loan funds or with respect to such investment has requested the issuance of a Letter of Credit or (iii) any Project Owner to which the Borrower will be making a Pre-Development Loan.

     3.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in SECTION 4 of this Agreement are accurate and complete as of the date of this Agreement and at the date of the extension of each advance or credit accommodation under the Line of Credit.

     3.4 EVENTS OF DEFAULT. Upon execution and delivery of this Agreement and each request by the Borrower for an advance of funds under the Line of Credit, no Default or Event of Default hereunder shall have occurred and be continuing.

     3.5 APPROVAL OF AGENT'S AND BANKS' COUNSEL. Upon execution and delivery of this Agreement and each request by the Borrower for an advance of funds under the Line of Credit, all legal matters incident to or in connection with the transactions hereby contemplated shall be satisfactory to counsel for the Agent and the Banks, respectively.

     3.6 FINANCIAL STATEMENTS. Upon execution and delivery of this Agreement and each request by the Borrower for an advance of funds under the Line of Credit, the Agent and the Banks shall have received and the Banks shall have approved all current financial statements of the Guarantors as may be required by the Agent as of the Closing Date and from time to time.

     3.7 PAYMENT OF FEES. As of the date hereof and prior to any advance or credit accommodation hereunder, the Agent and the Banks shall have received from the Borrower and the Guarantors an unconditional payment of the Loan Fees then due and payable, together with payment of all costs and expenses, including without limitation reasonable attorneys' fees and costs incurred by the Agent in connection with the preparation and execution of this Agreement and the Loan Documents plus such fees and costs reflected in outstanding invoices relating to legal services rendered in connection with the Revolving Loans, or, with the Agent's consent, the Borrower shall have authorized the advance of such amounts to the Agent from proceeds of the Loan.

     3.8 PROJECT CONDITIONS; DRAW CERTIFICATES. The Banks' obligation to make each and every advance or to grant any credit accommodations hereunder is also subject to the following conditions:

          3.8.1 With respect to each advance or credit accommodation, each of the Banks shall have received a certification from the Borrower at least three Business Days prior to the date for which the advance or credit accommodation is requested, in the form of EXHIBIT 3.8.2, 3.8.3, or 3.8.4 attached hereto (a "DRAW CERTIFICATE") accompanied by executed originals of all other documents or other items contemplated by SECTION 3.8.2, 3.8.3, 3.8.4 or 3.8.5, to be delivered with the Draw Certificate for such advance or credit accommodation. In addition, each of the Banks shall be provided such other information as the Agent or any Bank may reasonably request.

          3.8.2 With respect to each advance or credit accommodation which is to be utilized by the Borrower for a Capital Contribution to an Investment
Partnership:

          (A) Each of the Banks shall have received from the Borrower a Draw Certificate in the form of EXHIBIT 3.8.2 attached hereto.

          (B) The Borrower shall have certified in the Draw Certificate that the only condition required for the closing of a particular Investment Partnership's acquisition of the Property LP Interests in a particular Property Partnership is the Banks' disbursement of a portion of the Loan Amount.

          (C) The Agent shall have received the Organizational Documents of the Property Partnership whose Property LP Interests will be acquired if such Capital Contribution is approved.

          (D) In addition, whenever the Borrower submits to the Banks an Initial Draw Certificate for a particular Investment Partnership:

               (i) Prior to execution and delivery of the Draw Certificate, the Agent shall have received the Approved Prospectus for such Investment Partnership;

               (ii) Concurrently  with the  execution  and  delivery of the Draw
                    Certificate, the Agent and the Banks shall be provided with executed counterparts of all documents set forth in SECTION 2.7.1(A) hereof; and

               (iii) Concurrently  with the  execution  and delivery of the Draw
                    Certificate, the Agent and each of the Banks shall be delivered executed counterparts of opinions of Proskauer Rose LLP or Paul, Hastings, Janofsky and Walker, LLP, counsel to the Borrower, the Guarantors, such Investment Partnership, its General Partner, the Special Limited Partner and any entity which is an Affiliate of the Borrower or any Guarantor executing and delivering any of the documents set forth in SECTION 2.7 as may be applicable to such Draw Certificate, addressing due authorization, execution, delivery, and enforceability of each of the documents set forth in SECTION 2.7 hereof and the legal existence and good standing of such Investment Entities and otherwise in form and substance substantially the same as the opinions executed and delivered by such counsel in connection with the execution and delivery of this Agreement, and addressing other matters the Banks may reasonably require due to any change in law, facts or circumstances following the date hereof (the "Opinions").

          3.8.3 With respect to each advance or credit accommodation which is to be utilized by the Borrower for a Direct Investment in a Property Partnership:

          (A) Each of the Banks shall have received from the Borrowers and the Guarantors a Draw Certificate in the form of EXHIBIT 3.8.3 attached hereto.

          (B) The Borrower shall have certified in the Draw Certificate that the only condition required for the closing of the Borrower's acquisition of the Property LP Interests in such Property Partnership is the Banks' disbursement of a portion of the Loan Amount.

          (C) In addition, whenever the Borrower submits to the Banks the Initial Draw Certificate for such Property Partnership, the Agent and each of the Banks shall be delivered executed counterparts of all documents set forth in SECTION 2.7.2(A) hereof.

          3.8.4 With respect to each advance or credit accommodation which is to be utilized by the Borrower for a Pre-Development Loan:

          (A) Each of the Banks shall have received from the Borrower and the Guarantors a Draw Certificate in the form of EXHIBIT 3.8.4 attached hereto;

          (B) The Borrower shall have certified in the Draw Certificate that the only condition required for the closing of such Pre-Development Loan is the Banks' disbursement of a portion of the Loan Amount;

          (C) The Agent and the Banks shall have received all documents set forth in SECTION 2.7.3(A) hereof and, if required by the terms of paragraph (E) of this Section, the Opinions for all other advances that have been made for Pre-Development Loans; and

          (D) Whenever the Borrower submits to the Banks the Initial Draw Certificate for such Pre-Development Project, the Agent and each of the Banks shall be delivered executed counterparts of all documents set forth in SECTION 2.7.3(A).

          (E)  The Borrower shall deliver the Opinions:

               (i) at the same time as the Initial Draw Certificate whenever the Borrower anticipates that the aggregate amount of Loan proceeds which will be requested with respect to the particular Pre-Development Project equals or is greater than Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00); or

               (ii) thereafter  upon  submission  of any other Draw  Certificate with respect to such particular  Pre-Development  Project if
                    (a) the conditions stated in clause (i) did not apply to the Initial Draw Certificate and (b) the advance requested under such Draw Certificate will place the aggregate amount of Loans advanced or to be requested with respect to such Pre-Development Project above Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00).

          3.8.5 Each and every Draw Certificate shall be accompanied by final executed counterparts of all other documents or other items contemplated to be delivered with such Draw Certificate, shall be provided to each of the Banks at least three Business Days prior to the requested advance or credit accommodation pursuant to such Draw Certificate, and shall certify, among other things, that:

          (A) the conditions of SECTION 3.8.2, 3.8.3, or 3.8.4 as applicable, have been satisfied;

          (B)  the  intended  use for such funds is in  conformity  with SECTION
               5.3;

          (C) RCC will be providing simultaneously with such advance RCC Funds in an amount equal to at least (a) two and one-half percent (2.5%) of the Borrower's or the Investment Partnership's Equity Payment to the Property Partnership, or (b) two and one-half percent (2.5%) of the Borrower's Pre-Development Loan, for which such advance will be used; and

          (D) the relevant Project satisfies the investment criteria set forth in Exhibit 3.8.5, and either (i) if such advance is made with respect to a Project that has received a reservation or allocation of Tax Credits in the year in which such advance is made, the Project has received a reservation or allocation of Tax Credits; (ii) if such advance made with respect to a Project that has received a reservation or allocation of Tax Credits in any year prior to the year in which such advance is made, the Project has received a so-called "carry-over allocation" of Tax Credits; or (iii) such Project is anticipated to be eligible to receive Tax Credits by reason of the Project being financed by the issuance of tax-exempt bonds subject to the bond volume cap, and such financing has been closed or the relevant local authority has preliminarily issued a commitment to finance the Project with such tax-exempt bonds indicating that the Project has received a reservation of bond volume cap authority.

          3.8.6 Under no circumstances shall the Agent or the Banks have any obligation to make any advance or grant any credit accommodations hereunder until each Bank has approved of the applicable Draw Certificate. Such approval or the denial thereof (with a description of the basis for such denial) shall be indicated by notice to the Agent (which may be given by means of electronic mail) no later than two Business Days after receipt of the applicable Draw Certificate. Any Bank which fails to give such approval or express such denial within the stated time period shall be deemed to have given such approval and, if and to the extent the Agent funds such advance, shall then have an irrevocable and unconditional obligation to fund its Commitment Percentage of the advance requested in such applicable Draw Certificate. The Banks agree that an approval of a Draw Certificate shall not be denied if (A) such Draw Certificate meets all of the requirements of this Agreement and (B) there does not then exist a Default or Event of Default.

     3.9  APPROVAL OF DISBURSEMENTS; SUBLIMITS ON ADVANCES.

          3.9.1 Once advances or credit accommodations under the Line of Credit have been approved by the Agent and all Loan Documents required for such advance or credit accommodation have been received by the Agent and/or the Banks, as the case may be, portions of the Loan shall be disbursed to the Borrower to fund the Capital Contribution, Direct Investment or Pre-Development Loan, provided that the Equity Payments funded in part by the Loan proceeds in the aggregate shall not exceed ninety percent (90%) of the applicable Investment Partnership's or the Borrower's total Equity Payments to be made to the applicable Property Partnership and all other capital contributions to be made to a particular Property Partnership shall not be funded by an Equity Payment, shall be funded solely with funds provided by RCC and shall be made solely after completion of construction of any Project associated with such Property Partnership.

          3.9.2 Notwithstanding any other provision of this Agreement, in no event shall:

          (A) Any portion of the Loan be advanced or provided by any credit accommodation, or be committed to be advanced or so provided, so as to cause the average funding per Property Partnership from Equity Payments to be greater than $4,000,000 (such average funding to be determined by dividing (a) the aggregate of all fundings then outstanding from Equity Payments to Property Partnerships that have received Equity Payments (collectively, the "Section 3.9.2(A) Property Partnerships"; which term shall not include Property Partnerships for which there has been a Satisfaction of Modified Release Conditions where each MRC Investor has a Rating of at least BBB-) by (b) the number of
               Section 3.9.2(A) Property Partnerships;

          (B) Portions of the Loan in the aggregate made available hereunder to fund the Borrower's direct or indirect Equity Payments in Affiliated Property Partnerships be made, or committed to be made where the eventual aggregate advances for such Affiliated Property Partnerships will exceed TWELVE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($12,500,000.00) in the aggregate outstanding from time to time.

          (C)  The Agent or any Bank be  required  to approve  more than  twelve
               (12) Draw Certificates in a given calendar month; provided, however, such number may be increased in the Agent's reasonable discretion;

          (D) The amount of Obligations outstanding which are attributable to the Borrower's Capital Contributions or Direct Investments in Projects which will receive Combined Tax Credits exceed TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) in the aggregate;

          (E) Any portion of the Loan be advanced or provided by the Borrower for a Capital Contribution to any Investment Partnership if and to the extent that the total advances and credit accommodations under the Line of Credit for the funding of such Investment Partnership exceeds 80.75% of the price of the Units in such Investment Partnership then held by the Agent to secure the Loan determined in accordance with the Cash Purchase Method, as determined on a pro forma basis.

          (F) The aggregate outstanding amount of the Loan used, or portion of the Loan committed to be made, to fund the Borrower's loans to Pre-Development Projects exceed SEVENTEEN MILLION FIVE HUNDRED DOLLARS ($17,500,000.00), and in no event shall the aggregate outstanding amount of the Loan used, or portion of the Loan committed to be made, to fund such Pre-Development Loans to Project Owners where the related Property Partnerships will be Affiliated Property Partnerships exceed TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00);

          (G) The aggregate amount of the Loan used, or portion of the Loan committed to be made, to make Pre-Development Loans to a particular Pre-Development Project exceed TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00);

          (H) Any portion of the Loan be advanced or provided by any credit accommodation for the funding of or loan to any Investment Partnership, Property Partnership or Pre-Development Project with respect to which a notice has been received from the Borrower stating that there shall be no further advances or credit accommodations with respect to such entity as contemplated in the definition of Release Conditions;

          (I) There be Loan proceeds outstanding which have been utilized for Capital Contributions to other than the following types of Investment Partnerships: (a) up to two Investment Partnerships which invest in properties geographically dispersed throughout the United States, similar to Related Corporate Partners XXIV, L.P., (b) up to two Investment Partnerships which invest solely in California properties and (c) up to three Investment Partnerships which each own a single Property Partnership;

          (J) The aggregate outstanding amount of the Loan for which there has been a Satisfaction of Modified Release Conditions exceed TWENTY MILLION DOLLARS ($20,000,000.00);

          (K) The aggregate face amount of all outstanding Letters of Credit exceed TWENTY MILLION DOLLARS ($20,000,000.00);

          (L) The aggregate amount of the Loan used, or portion of the Loan committed to be made in connection with Property Partnerships controlled by a single developer or its Affiliates, exceed TWENTY MILLION DOLLARS ($20,000,000.00) without the Majority Banks' prior written consent; and

          (M) The aggregate amount of the Loan made plus portion of the Loan committed to be made in connection with Property Partnerships with respect to which any Approval Requirement applies, as contemplated by SECTION 5.23, exceed TWENTY MILLION DOLLARS ($20,000,000.00).

     3.10 CASH COLLATERAL OR LETTER OF CREDIT IN LIEU OF CO-FUNDINGS.

          3.10.1 The Borrower and the Guarantors may elect to cause RCC to provide to the Agent, for the benefit of the Banks, simultaneously with the execution and delivery of this Agreement, and in lieu of providing RCC Funds in connection with each advance under the Line of Credit, either (A) Cash and High Quality Marketable Securities in the amount of $2,307,692.00, or (B) a letter of credit in the principal face amount of $2,307,692.00, upon such terms and conditions as the Agent and all of the Banks shall approve in their unrestricted discretion (the "Co-Funding Collateral").

          3.10.2 From and after such time as the Agent shall have received the Co-Funding Collateral, each advance under the Line of Credit will consist of one hundred percent (100%) of the amount of such Equity Payment or Pre-Development Loan contemplated by the Draw Certificate provided in connection with such advance. Upon each such advance, an amount of the Co-Funding Collateral equal to two and five thousand six hundred forty one ten-thousandths percent (2.5641%) of such advance shall constitute Collateral for the Obligations until such time as there has been a satisfaction of Release Conditions or a Satisfaction of Modified Release Conditions with respect to the Investment Partnership, Property Partnership or Pre-Development Project receiving the proceeds of such advance.

          3.10.3 Upon the occurrence of an Event of Default, the Agent (at the direction of the Majority Banks) shall apply all Collateral consisting of Co-Funding Collateral to the Obligations.

                                    SECTION 4
                         REPRESENTATIONS AND WARRANTIES

     The Borrower and the Guarantors, jointly and severally, represent and warrant that, as of the date hereof and as of any date any advances under the Line of Credit are to be made:

     4.1 EXISTENCE; PLACE OF BUSINESS. Each of the Investment Entities is duly organized, validly existing and in good standing under the laws of the state of its formation. Each of the Investment Entities is duly licensed or qualified in all jurisdictions wherein the character of the property owned or the nature of the business transacted by it makes licensing or qualification necessary or advisable. Each of the Investment Entities is also duly authorized, qualified and licensed under all applicable laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner presently conducted. Each of the Investment Entities has the organizational power to enter into any transaction and to make and perform any agreement or instrument which this Agreement or the Loan Documents require or contemplate. The Borrower's and each Guarantor's jurisdiction of organization is Delaware.

     4.2 AUTHORITY OF INVESTMENT ENTITIES. The execution, delivery and performance by each of the Investment Entities of the Loan Documents to which it is a party and the consummation and performance of transactions contemplated by this Agreement: (a) have been duly authorized and do not require any other filing with, consent from, or approval by any Person or governmental authority,
(b) do not violate any Investment Entity's Organizational Documents or any law, rule, regulation, order, writ, judgment or decree, and will not result in or constitute a default under any indenture, credit agreement, or any other agreement or instrument, to which any of them is a party or to which any of their respective property is subject.

     4.3 FINANCIAL STATEMENTS. The audited balance sheets and statements of income and retained earnings of CharterMac, on a consolidated basis, and of RCC, as of December 31, 2004, and the interim management prepared financial statements of CharterMac, on a consolidated basis, and of RCC, as of June 30, 2005, each duly certified by the principal financial officer of such entity or the general partner of such entity, as have been furnished to the Agent and the Banks, are complete and correct and fairly present the financial position of such entity and the results of operations for the period indicated. Each balance sheet, statement of income and statement of retained earnings was prepared in accordance with GAAP.

     4.4 FINANCIAL CONDITION. Since the date of the latest statement referred to in SECTION 4.3, (a) there has been no materially adverse change in the condition of any of the Investment Entities (other than a Property Partnership) or, where applicable, its general partner or managing member, financial or otherwise; and
(b) neither any Investment Entity (other than a Property Partnership) nor, where applicable, its general partner or managing member has entered into, incurred or assumed any material long-term debts, mortgages, leases or oral or written commitments, nor commenced any significant project, nor made any significant purchase or acquisition of any property except with the prior written consent of the Majority Banks in accordance with the terms hereof. No Investment Entity (other than a Property Partnership) nor, where applicable, its general partner or managing member, has any Contingent Liabilities of any substantial amount which are not reflected in the financial statements described above.

     4.5 ASSETS. Each of the Investment Entities, and, where applicable, its general partner or managing member, has good and marketable title to all of its respective properties and assets, including without limitation as reflected in the balance sheet referred to in SECTION 4.3, except property and assets sold or otherwise disposed of at market rates in the ordinary course of business subsequent to the date of such balance sheet. None of the Investment Entities or, where applicable, a general partner or managing member of an Investment Entity, has any outstanding liens or encumbrances on any of its properties or assets, other than liens or encumbrances on the property of any Property Partnership or any partnership or member interest in any Property Partnership permitted by the express terms of this Agreement and granted in the ordinary course of business such as in connection with acquisition, construction or permanent financing or equipment leases provided to such Property Partnership. None of the Investment Entities (other than a Property Partnership) or, where applicable, a general partner or managing member of an Investment Entity other than a Property Partnership is a party to any security agreements or title retention agreements, whether in the form of leases or otherwise, of any personal property except as reflected in said financial statements referred to in SECTION 4.3 and security agreements in favor of the Agent as required by this Agreement.

     4.6 LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Borrower or any Guarantor upon reasonable inquiry, threatened against or affecting any of the Investment Entities at law, in equity, or before or by any governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, which if adversely determined would have a materially adverse effect on the business or condition of any of the Investment Entities other than those actions, suits, proceedings or investigations set forth in Section 4.6 of the Disclosure Schedule. None of the Investment Entities is in default or violation, in either case, beyond expiration of applicable grace, cure or notice periods of any order, writ, injunction or decree.

     4.7 BURDENSOME PROVISIONS. Other than as reflected in the latest financial statements referred to in SECTION 4.3, none of the Investment Entities is a party to any indenture, agreement, instrument or lease, or subject to any charter, bylaw, operating agreement or other restriction, or any law, rule, regulation, order, writ, judgment or injunction, which will, under current or reasonably anticipated conditions, materially and adversely affect its respective business, operations, properties or assets.

     4.8 OTHER AGREEMENTS. None of the Investment Entities is in default beyond applicable grace, cure or notice periods to any material extent in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any debenture, note or other evidence of indebtedness of such entity or any indenture or agreement to which it is a party or is bound, which would have a material adverse effect on the financial condition of such Investment Entity.

     4.9 TAXES. Each Investment Entity, respectively, has filed all United States federal and state tax returns which are required to be filed by it (taking into account extensions permitted by applicable law) and has paid or made adequate provision for the payment of all taxes which have or may become due pursuant to those returns, to any matters raised by audits, assessments received by it, and for any other causes known to it, including foreign taxes.

     4.10 THE LOAN. This Agreement, any Note and any other of the Loan Documents, or any other documents delivered by an Investment Entity to or for the benefit of the Agent or the Banks at any time in connection with the execution and delivery of any of the Loan Documents, will, when executed and delivered, constitute valid and binding obligations of such entity, enforceable against such entity in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally. The Borrower will duly and punctually pay any principal and interest when due on any Obligation requiring the payment of money.

     4.11 CAPITALIZATION. The outstanding equity of each of the Investment Entities is comprised of capital stock, general and limited partner interests or member interests, all of which have been duly issued and are outstanding and fully paid and nonassessable. All of the issued and outstanding capital stock, partnership interests and membership interests of the Investment Entities in existence on the date hereof are owned and held as set forth in Section 4.11 of the Disclosure Schedule. Except as set forth in Section 4.11 of such Disclosure Schedule, (i) there are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire any equity interests in any of the Investment Entities, and (ii) there are no outstanding commitments, options, warrants, calls or other agreements (whether written or oral) binding on any of the Investment Entities which require or could require such entity to sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any equity interests of such entity. Except as set forth in any Organizational Document provided to the Agent for any of the Investment Entities, no equity interests of any such entity are subject to any restrictions on transfer or any stockholder agreements, partner agreements, member agreements, voting agreements, trust agreements, trust deeds, irrevocable proxies, or any other similar agreements or interests (whether written or oral).

     4.12 SOLVENCY. Each of the Investment Entities has and, after giving effect to each advance and credit accommodation under the Line of Credit will have, tangible assets having a fair salable value in excess of the amount required to pay the probable liability on its then existing debts (whether matured or unmatured, liquidated or unliquidated, fixed or contingent); each of the Investment Entities has and will have access to adequate capital for the conduct of its business and the discharge of its debts incurred in connection therewith as such debts mature.

     4.13 EVENTS OF DEFAULT. No Event of Default or, to the best knowledge of the Borrower or any Guarantor, Default exists.

     4.14 ERISA. Each of the Investment Entities, and each "Employee Pension Benefit Plan" and each "Employee Welfare Benefit Plan" (as defined in ERISA) maintained by any of the Investment Entities (collectively, the "Plans") is in compliance in all material respects with ERISA and the provisions of the Code applicable to such entity or Plan; none of the Investment Entities nor any Plan has engaged in a "prohibited transaction" (as defined in ERISA and the Code) which would subject such entity or such Plan to a material tax or penalty imposed on a "prohibited transaction"; none of the Investment Entities nor any Plan has incurred any material "accumulated funding deficiency" (as defined in ERISA); the aggregate current value of all assets of the funded Plans of any Investment Entity which are single-employer plans is at least equal to the aggregate current value of all accrued benefits under such Plans calculated in accordance with actuarial assumptions current as of the date of this representation and warranty on an on-going Plan basis; none of the Investment Entities has incurred any material liability to the Pension Benefit Guaranty Corporation over and above premiums required by law; and none of the Investment Entities has terminated any Plan in a manner which could result in the imposition of a lien on the property of such entity.

     4.15 ENVIRONMENTAL AND REGULATORY COMPLIANCE.

          4.15.1 As to each of the real properties owned or leased by any of the Investment Entities, each such property is presently in compliance in all material respects with and has in full force and effect all material permits or approvals required by all applicable building, zoning, anti-pollution, hazardous substance, hazardous material, oil, environmental, health, safety or other laws, ordinances or regulations, and none of the Investment Entities has received notification that any of the foregoing properties is in violation of any of the foregoing provisions, except for any non-compliance with respect to or lack of possession of the foregoing which does not have or will not have a direct or indirect material adverse effect on the business or properties of the Borrower or any Guarantor or their respective abilities to meet their Obligations under any of the Loan Documents. The representation set forth in the previous sentence shall, with respect to Projects owned by Property Partnerships which are Unaffiliated Property Partnerships only, be limited to the best of the Borrower's or Guarantor's knowledge, after Due Inquiry. No inquiry, notice or threat to give notice by any governmental authority or third party has been received by any Investment Entity with respect to the generation, storage or disposal or release or threat of release of any hazardous substance, hazardous material or oil, or with respect to any violation of any federal, state or local environmental, health or safety statute or regulation.

          4.15.2 In addition to the representations set forth in the preceding paragraph, each Project receiving an Equity Payment or a Pre-Development Loan has had a Phase I Environmental Assessment Report which shows no material issues which cannot be resolved or cured by use of the proceeds, if any, allocated for such issue's remediation by the Project Owner.

     4.16 CONTRACTS WITH AFFILIATES, ETC. Except as disclosed in Section 4.16 of the Disclosure Schedule or in the financial statements referred to in SECTION
4.3 and except for agreements or transactions (in each case) in the ordinary course of business and on an arm's-length basis upon terms at least as favorable as would be available to such Investment Entity as is a party thereto with an unaffiliated third party, no Investment Entity is a party to or otherwise bound by any agreement, instrument or contract (whether written or oral) with any Affiliate, except for any such agreement, instrument or contract as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of the Borrower or either Guarantor or their respective abilities to meet their Obligations under any of the Loan Documents.

     4.17 SOLE TAX CREDIT WAREHOUSE CREDIT FACILITY. The Line of Credit constitutes the sole and exclusive Tax Credit warehouse-type credit facility utilized by any of the Borrower, any Guarantor or any of their Controlled Affiliates in connection with any of their business activities relating to investment in and syndication of Projects.

     4.18 SCHEDULE OF EQUITY PAYMENTS. Each of the Equity Payments to be made indirectly by the Borrower through Investment Partnerships, or to be made directly by the Borrower to Property Partnerships, shall be due and payable, and shall be paid, upon a schedule for each such Equity Payment as is consistent

(with respect to timing and amounts of such Equity Payments) with norms in the United States Tax Credit investment and syndication industry.

                                    SECTION 5
                              AFFIRMATIVE COVENANTS

     Unless the Agent waives compliance in writing, the Borrower and each Guarantor, jointly and severally, agree to do the following until the Banks are no longer obligated to make any further advances or credit accommodations, or issue any Letters of Credit, under the Line of Credit and the Loan and all Obligations hereunder have been repaid and performed in full (including all principal, interest, costs, fees and expenses, including without limitation Loan Fees and reasonable attorneys' fees and costs):

     5.1  FINANCIAL STATEMENTS.

     5.1.1 (A) Within ninety (90) days after the end of each of the Borrower's, RCC's, CharterMac's, CharterMac Capital's and CM Corp.'s fiscal year, deliver to the Agent and each Bank a complete copy of CharterMac's and CharterMac Capital's audited financial statements, and the Borrower's, RCC's and CM Corp.'s unaudited financial statements certified as being true and correct by the chief financial officer of the Borrower. The above financial statements are to be prepared in accordance with GAAP and shall include at least, on a consolidated basis, a balance sheet as of the close of each such fiscal year and a statement of income and retained earnings (or comparable statement) for each such fiscal year, as at the end of the fiscal year, together with the report by the Accountants for each such entity, which financial statements shall fairly reflect the financial condition and operations of such entities, together with a certificate of said Accountants, or in the case of the Borrower, RCC, and CM Corp., of said chief financial officer in the form attached hereto as EXHIBIT 5.1, to the effect that, in making the examination necessary for their report of the financial affairs of such entity for such fiscal year, they have obtained no knowledge of the occurrence of any condition, event or act which, with or without notice or lapse of time, or both, would constitute an Event of Default specified in
SECTION 8, or, if such Accountants or said officer, as the case may be, shall have obtained knowledge of any such violation, condition, event or act, a statement as to the nature and status thereof. The annual statements shall include (i) a consolidated balance sheet; and (ii) the related consolidated and consolidating (a) statement of income and retained earnings and (b) statement of cash flows, setting forth in each case in comparative form the figures for the previous year, without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, and shall be audited by the Accountants.

          (B) Deliver to the Agent and each Bank as soon as such statements are available, but not later than forty-five (45) days after the end of each quarter (including for the fourth fiscal quarter, which shall be subject to normal year end audit adjustments), a copy of the Borrower's, RCC's, CharterMac's, CharterMac Capital's and CM Corp.'s unaudited financial statements on a consolidated basis, certified by the principal financial officer of each entity as having been prepared in accordance with GAAP, together with a certificate of each said officer, in the form of the Covenant Compliance Certificate attached hereto as EXHIBIT 5.1, stating he has no knowledge that a Default or an Event of Default, has occurred and is continuing or, if a Default or an Event of Default or such event has occurred and is continuing, a statement as to its nature and the action which such entity or any other entity proposes to take with respect to such event. The quarterly financial statements shall include (i) a consolidated balance sheet; and (ii) the related consolidated and consolidating
(a) statement of income and retained earnings and (b) statement of cash flows, for such period and for the portion of the applicable fiscal year through the end of such period.

     5.1.2 In addition, the Borrower and the Guarantors will:

          (A) promptly notify the Agent of any condition or event of which any of them has knowledge which constitutes (or which upon the giving of notice or lapse of time or both would constitute) (i) a Default or an Event of Default under this Agreement, including any event or circumstance which results in the information which has been provided by it to Agent or the Banks including an untrue statement of material fact or omitting to state any material fact or any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading and in such event CharterMac shall promptly furnish or cause to be furnished to the Agent updated


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



or revised information which will correct such untrue statement or include such omitted fact; or (ii) an event of default by CharterMac or any Affiliates under any indebtedness or other Contractual Obligation of such Person, where such event of default would reasonably be expected to have a material adverse effect on the business, operation, or properties of such Person, or as to the Borrower or a Guarantor, its ability to perform its obligations to the Agent or any of the Banks under any Loan Document.

          (B) deliver to the Agent, together with the quarterly and annual financial statements, a Compliance Certificate signed by its treasurer, chief financial officer or chief accounting officer showing the calculations and computations necessary to determine compliance by such Investment Entity with its covenants hereunder and stating that, to such officer's knowledge, no Default or Event of Default exists hereunder or under the Loan Documents, or if, to such officer's knowledge, any such Default or Event of Default exists, stating the nature and status thereof. With each such quarterly Compliance Certificate, such Investment Entity shall include (A) summary information, calculations, information, and a description of occurrences relevant to the applicable financial covenants herein concerning Contingent Liabilities, and (B) worksheets showing the calculation of the estimated fair value of its investments in revenue bonds, using the methodology described in Section 5.1.2 of the Disclosure Schedule.

          (C) promptly furnish to the Agent and each of the Bank's copies of all
(i) filings by CharterMac or any of its Subsidiaries with the Securities and Exchange Commission or any national securities exchange, including reports on forms 10K and 10Q, and (ii) financial statements, reports and proxy statements furnished by CharterMac or any of its Subsidiaries to their respective shareholders.

          (D) promptly (and in any event within ten (10) Business Days) notify the Agent of all new Contingent Liabilities, and provide the Agent with copies of all relevant documents related thereto.

          (E) for the purpose of financial statement presentation, CharterMac will estimate the fair value of its and its consolidated Subsidiaries' investments in revenue bonds using the methodology described in Section 5.1.2 of the Disclosure Schedule or as may be required to be modified by changes in GAAP, and will not materially deviate from such methodology. CharterMac shall notify the Agent and each of the Banks of any changes in GAAP which would require a change in the methodology described in Section 5.1.2 of the Disclosure Schedule.

          (F) promptly supply the Agent and the Banks with such information concerning CharterMac's or any of its Subsidiaries' affairs, business and properties (including, without limitation, and to the extent permitted by federal and state securities laws, projections) as the Agent or any Bank may hereafter reasonably request from time to time.

     5.2 ADDITIONAL BORROWER AND GUARANTOR INFORMATION. With respect to the Borrower and each of the Guarantors:

     5.2.1 Deliver, promptly upon receipt, to the Agent and each Bank copies of all material notices received from any governmental authority.

     5.2.2 Deliver to each other Bank, simultaneously with delivery of the same to the Agent and/or any Bank, copies of any notices or other documents (including, without limitation, interest invoices and tracking reports) given to the Agent and/or such Bank, as applicable, to the extent that such notices or other documents were not sent directly to any other Bank by the Borrower in connection with such Bank's capacity as the Agent or a Bank hereunder.

     5.2.3 Deliver such additional information as the Agent or any Bank from time to time may reasonably request with respect to the business affairs and financial condition of each Investment Entity.

     5.3 USE OF LOAN PROCEEDS. Use the proceeds of Revolving Loans or issuance of Letters of Credit in amounts, not to exceed in the aggregate the Line of Credit, to fund the Borrower's Capital Contributions, Direct Investments, or Pre-Development Loans in accordance with the terms of this Agreement, including


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



without limitation SECTIONS 2 and 3, and as described in the Recitals set forth above, including without limitation the requirement that the proceeds of the Loan be used to fund not more than (A) ninety seven and one-half (97.5%) of each such Capital Contribution or Direct Investment with RCC Funds providing the remaining two and one-half percent (2.5%) and (B) ninety seven and one-half percent (97.5%) of each such Pre-Development Loan with RCC Funds providing the remaining two and one-half percent (2.5%).

     5.4 MAINTENANCE OF EXISTENCE. Remain in and continue to operate, and cause all of the Investment Entities to remain in and continue to operate, substantially the same line of business presently engaged in or contemplated to be engaged in by the terms of this Agreement, such line of business with regard to RCC primarily consisting of the development, acquisition and sale of multi-family rental residential property and syndications of equity in Projects, (except that the Borrower and each Guarantor may, upon notice to the Banks, withdraw from any business activity which its general partner(s) or manager reasonably deems unprofitable or unsound in the due exercise of its authority); and maintain and preserve, and cause each of the other Investment Entities to maintain and preserve, its existence and all rights, privileges and franchises necessary or desirable in the conduct of its business as contemplated by this Agreement; and conduct its business (and no other business), and cause each of the Investment Entities to conduct its business (and no other business), as contemplated by the terms of this Agreement in an orderly, efficient and customary manner. In furtherance of the foregoing and without limiting the generality thereof, the Borrower shall have no assets or liabilities and engage in no business other than as to serve as a conduit for and make loans with funds advanced under and in repayment of the Loan as permitted by this Agreement, and to make the loans and payments and hold the equity interests as contemplated by and set forth in this Agreement. The Borrower's Organizational Documents shall not be amended or modified in any respect. None of the Borrower or any Guarantor will change its jurisdiction of organization without first giving 60 days prior written notice of a proposed change to the Agent.

     5.5 MAINTENANCE OF PROPERTIES. Cause each of the Investment Entities to develop, construct or rehabilitate all of its respective properties, if any, in accordance with sound commercial practices and maintain, preserve and keep all of its respective properties and assets necessary or useful in its respective business in good working order and condition.

     5.6 GENERAL PARTNERS AND SPECIAL LIMITED PARTNERS. Cause each Investment Partnership to have as its General Partner a single-purpose entity that is a wholly-owned Subsidiary of GP Holdings and which shall have no assets or liabilities and engage in no business other than that related to acting as General Partner of such Investment Partnership; cause each Special Limited Partner associated with an Investment Partnership receiving Capital Contributions to be a single-purpose entity that is a wholly-owned Subsidiary of the Investment Partnership with which it is associated and which shall have no assets or liabilities and engage in no business other than that related to acting as Special Limited Partner of all of the Property Partnerships in which a particular Investment Partnership invests; cause to be contained in each General Partner's Organizational Documents separateness covenants substantially in the form of those contained in EXHIBIT 5.6 attached hereto; and cause Related Direct SLP LLC to be the sole Special Limited Partner of each Property Partnership with respect to which the Borrower will make Direct Investments.

     5.7 PROPERTY PARTNERSHIPS. Cause each Property Partnership to be a single-purpose entity which shall have no assets or liabilities and conduct no business other than that related to such Projects.

     5.8 COMPLIANCE WITH LAWS. Comply with and duly observe, and cause all other Investment Entities to comply with and duly observe, the requirements of all applicable laws, rules, regulations and orders of all federal, state and local governmental authorities, including without limitation obligations imposed by ERISA and hazardous substance and environmental laws, non-compliance with which could materially adversely affect such entity's respective business or credit.

     5.9 TAXES AND CLAIMS. Pay and discharge, and cause all other Investment Entities to pay and discharge, promptly all taxes, assessments, governmental charges and levies imposed, respectively, upon it or upon its income or profits or upon any properties belonging to it, prior to the date on which penalties would be imposed, and pay, and cause all other Investment Entities to pay, all lawful claims for labor, materials and supplies that, if unpaid, might become a lien or charge upon its respective property, provided that no Investment Entity shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof is currently being contested in good


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



faith and by proper proceedings and if such entity, respectively, has set aside on its books and shall maintain adequate reserves for the payment of the same in conformity with GAAP.

     5.10 NOTICE OF DEFAULTS. Give prompt written notice to the Agent and each of the Banks of any Default or Event of Default or of any default arising under any other agreement or indenture entered into by any of the Investment Entities or of any other matter which has resulted in or is reasonably anticipated to result in a materially adverse change in any Investment Entity's financial condition, operations or prospects.

     5.11 CHANGES IN MANAGEMENT. Give prompt written notice to the Agent and each Bank of any changes in the senior management positions of any Investment Entity. Management and operational control of RCC shall continue to be maintained by at least two out of the following three individuals: Stuart J. Boesky, Alan P. Hirmes and Marc D. Schnitzer (collectively, the "Management Group"). The Borrower and the Guarantors shall provide the Agent and the Banks with copies of all amendments to their respective Organizational Documents adopted after the date of this Agreement and copies of any employment agreements RCC shall enter into with any member of the Management Group.

     5.12 NOTICE OF LITIGATION. Give prompt written notice of any pending or threatened claim, action or proceeding which would, in the event of an unfavorable outcome, have a materially adverse effect on the financial condition, operations or prospects of any of the Investment Entities.

     5.13 RECORDS. Keep and maintain, and cause each other Investment Entity to keep and maintain, full and accurate accounts and records of its operations according to GAAP and permit the Agent and each of the Banks (and their designated officers, employees, agents and representatives) to have access to such accounts, records and operations and to make examinations thereof at all reasonable times.

     5.14 EXECUTION OF OTHER INSTRUMENTS-FURTHER ASSURANCES. Do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered by the other Investment Entities or by others, all further acts, covenants, assurances or further instruments and documents, promptly after the Agent reasonably requests, in order to carry out the intent and purpose of this Agreement and each other agreement of the Borrower with the Agent or any of the Banks. The Borrower and the Guarantors shall pay all fees and expenses (including without limitation reasonable attorneys' fees and costs incurred by the Agent and each of the Banks) in connection with the foregoing.

     5.15 REPAYMENT OF OBLIGATIONS. Apply the proceeds from the repayment of any Pre-Development Loan to the repayment of all Obligations attributable to such loan, except that any such proceeds need not be utilized for repayment of such Obligations if such proceeds are attributable to a Pre-Development Loan and are reinvested in a manner permitted by SECTION 2.7.3(B).

     5.16 INFORMATION REGARDING PROJECTS. Underwrite and perform due diligence for any Projects or any Pre-Development Project to which a loan is made in accordance with their customary business practices. Upon the Agent's reasonable request, the Borrower will provide the Agent and the Banks with any or all information developed in connection with such underwriting, and the Borrower will explain its underwriting and approval policies to the Agent. The Borrower and the Guarantors will permit, and will cause each other Investment Entity (other than any Property Partnerships) to permit, the Agent to inspect any such Investment Entity's files relating to a particular Project or Pre-Development Project at any reasonable time, without notice. In accordance with, and not in limitation of, the terms of SECTIONS 2 or 3, Project acquisition and Pre-Development Loan documents will be on the Borrower's standard forms, copies of which have been supplied to the Agent and the Banks. In addition, the Borrower and the Guarantors shall deliver such additional information as the Agent may from time to time reasonably request with respect to the business affairs and financial condition of each Property Partnership, Project and Pre-Development Project.

     5.17 CESSATION OF REVOLVING LOAN PERIOD PURSUANT TO SECTION 2.1.2(B). Cause the value, as determined by the Agent, of the net tax benefits to be derived from Projects invested in by any Investment Partnership which causes the cessation of the Revolving Loan Period pursuant to SECTION 2.1.2(B) to exceed the then outstanding Obligations on account of such Projects.


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



     5.18 BLOCKED ACCOUNTS.

     5.18.1 The Borrower shall maintain account #9411985941 with the Agent as a blocked and restricted account (the "Repayment Account") upon terms and conditions acceptable to the Agent and remit all payments, and cause the remittance by others of funds constituting payments, of the Obligations into such account. No funds deposited in the Repayment Account shall be withdrawn other than such funds withdrawn by or with the prior consent of the Agent.

     5.18.2 RCC shall maintain the Warehouse Cash Collateral Account with the Agent pursuant to the terms of the Warehouse Cash Collateral Agreement and deposit, and cause the deposit of, (i) all RCC Funds associated with the issuance of Letters of Credit, and (ii) all Cash and High Quality Marketable Securities delivered as Co-Funding Collateral pursuant to clause (A) of SECTION
3.10.1 of this Agreement, into the Warehouse Cash Collateral Account.

     5.19 PENNROSE PROPERTIES, INC. Cause each Pennrose Partnership to have as its managing general partner or managing member either (i) Pennrose Properties, Inc. or (ii) an Affiliate of Pennrose Properties, Inc. in which Pennrose
Properties, Inc. holds capital stock, partnership interests or membership interests entitling it to voting control of and a majority of the economic interest in such Affiliate.

     5.20 UNDERWRITING INFORMATION. Deliver to the Agent and each of the Banks, no later than five calendar days after request therefor from any Bank, a compilation of the information prepared or reviewed by the Borrower in the course of underwriting its investment in an Investment Partnership, Property Partnership or Pre-Development Project.

     5.21 SEPARATE CREDIT RELIANCE ON EACH GUARANTOR. The Borrower and each of the Guarantors acknowledge that each of the Banks has entered into the transactions contemplated by this Agreement, and accepted the Guaranty, in reliance upon each Guarantor's separate and distinct corporate existences and each Guarantor's separate and distinct operations in different lines of business and markets, and, accordingly, the separate credit of each Guarantor. Each of the Guarantors agrees to comply with each of the separateness covenants contained in clause (ii) of EXHIBIT 5.6 attached hereto, and to cause the Borrower to comply with all of the separateness covenants contained on said Exhibit.

     5.22 ORGANIZATIONAL DOCUMENTS. Cause the Organizational Documents of each Investment Partnership and each Property Partnership, or each Project Owner in which the Borrower is then being admitted as a limited partner, with respect to which the Borrower or an Investment Partnership proposes to make Equity Payments or Pre-Development Loans, to provide, upon terms and conditions acceptable to the Agent:

     5.22.1 for the acknowledgement of and consent by each of such entity's equityholders to the pledges of equity interests by the Borrower or the Investment Partnership, as applicable, to the Agent, on behalf of the Banks, required under this Agreement or the Loan Documents;

     5.22.2 that the Agent shall have all of the rights of a secured party under the NY UCC to sell or retain the equity interests so pledged;

     5.22.3 for the immediate, automatic and unconditional admission of the Agent (or its nominee, successor, transferee or assignee) as an equityholder of such entity in the event of a foreclosure upon or other acquisition of the equity interests so pledged;

     5.22.4 that BofA, as Agent, is an intended third party beneficiary of the foregoing provisions and any other provisions of the Organizational Documents which affect the Agent's interest;

     5.22.5 that any amendment of any provision in the Organizational Documents of which BofA, as Agent, is an intended third party beneficiary or any other amendment to any other provision in the Organizational Documents which would materially affect BofA's rights and priorities as Agent under the Pledge Agreements shall require the prior written consent of the Agent.


                                       44
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     5.22.6 in the case of Investment  Partnerships,  that each equity  interest therein shall be a "security" within the meaning of Article VIII of the NY UCC, and that each such interest shall be certificated;

     5.22.7 in the case of each Property Partnership or Project Owner, that with respect to the equity interests in such Property Partnership or Project Owner, for so long as any pledge of such interests by the Borrower or the Investment Partnership, as applicable, to the Agent, for and on behalf of the Banks, shall not have been released in accordance with its terms, (i) such equity interests will not be, and will not become, "investment property" and will be and will remain "general intangibles" within the meaning of Article 9 of the NY UCC, and
(ii) any action by any partner or member of such Property Partnership or Project Owner to cause any of such equity interests to be deemed to be or to be treated as a "security" or as "investment property" within the meanings of Article 8 and
Article 9,  respectively,  of the NY UCC,  shall be void and of no effect unless
(a) the Agent (if it is the pledgee of such equity interests at the time of such action) has consented to such action, (b) such equity interests are certificated and (c) the certificates evidencing such equity interests are delivered to the Agent (for and on behalf of the Banks), together with assignments executed in blank by the Borrower;

     5.22.8 in the case of each Pennrose Partnership, that (i) such Pennrose Partnership has as its managing general partner or managing member either Pennrose Properties, Inc. or an Affiliate of Pennrose Properties, Inc. in which Pennrose Properties, Inc. holds capital stock, partnership interests or membership interests entitling it to voting control of and a majority interest in such Affiliate and (ii) the Organizational Documents of such Pennrose Partnership contain provisions substantially similar to the following:

     (A) no notice to or consent from any partner (or any member) of such Pennrose Partnership or from such Pennrose Partnership shall be required to the collateral assignment of the Borrower's interests (the "Assigned Interests") in such Pennrose Partnership to the Agent;

     (B) the collateral assignment of the Assigned Interests to the Agent and by the Agent to its successors, assignees or transferees shall be acknowledged as immediately effective by all of the partners (or all of the members) and the Pennrose Partnership for all purposes under such Organizational Documents, and all of the partners (or all of the members) and the Pennrose Partnership shall acknowledge that the Agent (and its successors, assignees and transferees) shall have all of the rights of a secured party to sell or retain the Assigned Interests;

     (C) upon the occurrence of an Event of Default, such Pennrose Partnership shall have an option (the "Pennrose Option") to purchase the Assigned Interests at a purchase price equal to the aggregate amount of capital contributions made by the Borrower to such Pennrose Partnership, plus the aggregate amount of all interest accrued on, and all costs and expenses incurred by the Agent with respect to, the Obligations of the Borrower to the Agent arising out of Loans made to enable the Borrower to make Direct Investments in such Pennrose Partnership;

     (D) the Pennrose Option must be exercised by all and not less than all of the Pennrose Partnerships and must be exercised no later than ten (10) Business Days after Pennrose Properties, Inc. receives written notice of the occurrence of an Event of Default from the Agent (the "Exercise Period"); provided, however, that the Pennrose Option shall become null and void if each Pennrose Partnership does not exercise its corresponding option within the Exercise Period; and

     (E) if any Pennrose Partnership shall fail to exercise its corresponding option within the Exercise Period, the Agent shall then be able to exercise all of its rights (under either the Credit Facility Global Pledge Agreement or an Investment Partnership Pledge Agreement, whichever is applicable) with respect to the Assigned Interests in any or all Pennrose Partnerships, including, without limitation, the right to foreclose on the Assigned Interests, in which event the Agent (and its successors, assignees or transferees), or any purchaser of the Assigned Interests at foreclosure, shall be automatically admitted as a substitute limited partner or member of each Pennrose Partnership with respect to which the Agent has exercised such rights.

     5.22.9 That such Organizational Documents shall not either (i) contain any provisions conflicting with, or (ii) be amended or modified so as to alter in any respect the provisions set forth in this SECTION 5.22.


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



     5.23 CERTAIN HUD/STATE AGENCY FUNDED PROJECTS.

     5.23.1 The parties to this Agreement acknowledge that, in certain cases where a Housing Agency provides financing arrangements to a Property
Partnership, the Housing Agency may require provisions to be added to the Property Partnership's Organizational Documents that would cause the admission of the Agent (or its nominee, successor, transferee or assignee) as an equityholder of such Property Partnership to be subject to the approval of the Housing Agency (an "Approval Requirement"). If, in the determination of the Agent, a Property Partnership's Organizational Documents contain an Approval Requirement, then, notwithstanding the terms of SECTION 5.22.3, but subject to all other requirements set forth in this Agreement, including, without limitation, the sublimit set forth in Section 3.9.2(M), the Agent will approve the making of Revolving Loans to fund Direct Investments or Capital Contributions to such Property Partnerships.

     5.23.2 The Borrower covenants and agrees that the initial draft of Organizational Documents for each Property Partnership shall not contain any Approval Requirement. In each instance where a Housing Agency requires that an Approval Requirement be added to a Property Partnership's Organizational Documents, the Borrower agrees to attempt in good faith to eliminate or limit such Approval Requirement as the Agent may reasonably request.

     5.24 LIENS ON PROPERTY LP INTERESTS. The Borrower hereby covenants and agrees that the initial draft of any Property Partnership Pledge shall not include provisions giving rise to a lien contemplated by Section 6.1.6 that purports to be senior in priority to the Agent's security interest in the Property LP Interests which are the subject of such lien (a "Senior Lien") (except for Senior Liens granted to Persons or Affiliates of Persons who have previously negotiated for and received a Senior Lien pursuant to a prior Property Partnership Pledge). While the Borrower shall in good faith refrain from offering to grant to a Property Partnership a Senior Lien, a Senior Lien may be granted at the express request of such Property Partnership.

                                    SECTION 6
                               NEGATIVE COVENANTS

     The Borrower and each Guarantor, jointly and severally, covenant and agree that until the Banks are no longer obligated to make any further advances or credit accommodations on account of the Line of Credit and the Obligations have been repaid and performed in full, the Borrower and each Guarantor will not, and will cause each of the other Investment Entities to not:

     6.1 ENCUMBRANCES AND LIENS. Create, execute, assume, suffer or allow any mortgage, deed of trust, security agreement, pledge or encumbrance, or any other lien of any kind, or execute or allow to be filed any financing statement affecting, any or all of its property, real, personal or mixed, whether now owned or hereafter acquired, except:

          6.1.1 Liens or charges for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which is contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided such entity shall have set aside on its books and shall maintain adequate reserves for their payment in conformity with GAAP;

          6.1.2 Liens in favor of BofA, as agent on behalf of the Banks pursuant to and as contemplated by the terms of the Loan Documents;

          6.1.3 Liens in favor of BofA, as agent on behalf of the lenders pursuant to any BofA Financing existing on the date hereof (provided, however, that no lien in connection with any such BofA Financing (other than the BofA Financing arising pursuant to the terms of this Agreement) consists of any interest in any of the Collateral);

          6.1.4 Liens or encumbrances granted by a Property Partnership (i) to such Property Partnership's construction lender in the ordinary course of business or pledges to such construction lender in the ordinary course of business of its security interest in Property LP Interests pursuant to a Property Partnership

Pledge or the interests in such Property Partnership held by its Special Limited Partner, or (ii) consisting of mortgages to other lenders providing any other financing required for site acquisition for or construction of the Project;

          6.1.5 Liens or encumbrances granted by a Project Owner (i) to the Borrower, in connection with a Pre-Development Project in order to secure a Pre-Development Loan, provided that any such lien or encumbrance shall be assigned by the Borrower to the Agent for the benefit of the Banks in accordance with the terms of this Agreement or (ii) of the type described in SECTION 6.1.5(I) or (II) above;

          6.1.6 Liens or encumbrances in Property LP Interests granted by Investment Partnerships or the Borrower to the respective Property Partnership pursuant to a Property Partnership Pledge (which liens may be senior in priority to the Agent's security interest therein, subject to the terms of SECTION 5.24); and

          6.1.7 Liens granted by MRC Investment Partnerships (with respect to which there has been a Satisfaction of Modified Release Conditions) in Subscription Payments due from, and Investment LP Interests held by, investors who are not MRC Investors with respect to such MRC Investment Partnerships.

     6.2  DOUBLE NEGATIVE PLEDGES.

     6.2.1 RCC specifically agrees that it will not (i) create, execute, assume or allow any mortgage, deed of trust, security agreement, pledge or encumbrance, or any other lien of any kind; or (ii) file or allow or suffer to be filed any financing statement affecting, any Recurring Revenue, any contracts or agreements pursuant to which Recurring Revenue is generated, the accounts receivable evidencing RCC's entitlement to Recurring Revenue or any deposit accounts of RCC into which any Recurring Revenue is at any time deposited.

     6.2.2 Other than in favor of BofA, as Agent on behalf of the Banks hereunder, or as agent on behalf of the lenders pursuant to any BofA Financing in existence on the date hereof, in no event will any of the Guarantors pledge or grant any security interest in any of their respective equity held from time to time in CM Corp., CharterMac Capital or RCC in favor of any Person, or grant a negative pledge therein in favor of any Person.

     6.3 INDEBTEDNESS. Create, incur, assume or suffer to exist, nor in any manner become or be liable directly or indirectly with respect to any Indebtedness (on a consolidated basis) except:

     6.3.1 With respect to the Borrower and each of the Guarantors:

     (A) the Obligations, RCC Funds and Co-Funding Collateral; (B) Indebtedness for other borrowed money existing on the date of this Agreement, listed and described, but only to the extent so listed and described, in Section 6.3 of the Disclosure Schedule; (C) secured Indebtedness incurred by CharterMac and CM Corp. for the purchase price of capital assets incurred in the ordinary course of business (other than real estate), subject, however, to the limitations that such Indebtedness does not exceed the lesser of the cost of such capital assets or its fair market value at the time of acquisition and that such Indebtedness shall not exceed in the aggregate $500,000.00; (D) Indebtedness permitted under
SECTION 6.5 hereof; (E) Indebtedness for taxes, assessments or governmental charges to the extent that payment therefor shall at the time not be required to be made in accordance with SECTION 5.9 hereof; (F) Indebtedness incurred by CM Corp. as the borrower, under a BofA Financing in existence on the date hereof;
(G) Indebtedness on open account incurred by any of the Guarantors or any Property Partnership for the purchase price of services, materials and supplies in the ordinary course of business (not as a result of borrowing), so long as all of such open account Indebtedness shall be promptly paid and discharged when due or in conformity with customary trade terms and practices, except for any such open account Indebtedness which is being contested in good faith by a Guarantor or such Property Partnership, respectively, as to which adequate reserves required by GAAP have been established and are being maintained and as to which no lien or encumbrance has been placed on any property of a Guarantor or such Property Partnership, respectively; and (H) as to CharterMac and CM Corp. Indebtedness consisting of Contingent Liabilities to the extent permitted pursuant to SECTION 7.2 hereof. In addition to the foregoing, an Investment Entity may create, assume or suffer to exist or become liable for Indebtedness
(Y) which does not exceed ONE MILLION DOLLARS ($1,000,000), provided the Agent's prior consent to such Indebtedness is obtained, and (Z) which exceeds ONE MILLION DOLLARS ($1,000,000), provided the Majority Banks' prior consent to such Indebtedness is obtained..


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



     6.3.2 With respect to CharterMac, without duplication:

     (A) Under its guaranty of obligations of its Subsidiaries to BofA, as agent, and the lenders under any BofA Financing in existence on the date hereof, or replacement of any such BofA Financing, to the extent the establishment of such replacement facility would not result in the acceleration of the loans, or constitute an event of default, under any other BofA Financing in existence on the date hereof;

     (B) Current liabilities of CharterMac incurred in the ordinary course of business (including all liabilities under the TOPS Program and CharterMac's existing fixed rate bond securitization program with Merrill Lynch commonly referred to as the P-FLOATS/RITES Program or similar secured financing program) but not incurred through (Y) the borrowing of money, or (Z) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

     (C) Indebtedness to Fannie Mae, Freddie Mac, GNMA, FHA or other parties with whom CharterMac or its Subsidiaries originate, sell, repurchase or service mortgage loans, to the extent directly relating to or arising out of such origination, sale, repurchase, or servicing in the ordinary course of business;

     (D) Indebtedness secured by real property acquired upon foreclosure of mortgages, to the extent directly related to such real property, not in excess of the fair market value thereof, and reasonably expected by CharterMac to be recovered from the sale or the disposition of the subject real property;

     (E) Liabilities incurred pursuant to Hedging Agreements in the ordinary course of business and not for speculation;

     (F) Indebtedness to CharterMac's wholly-owned subsidiary CharterMac Guarantor, LLC ("CM Guarantor LLC"), as evidenced by a promissory note made by CharterMac in favor of CM Guarantor LLC in principal amount not to exceed twenty five million dollars ($25,000,000), for the purpose of capitalizing CM Guarantor LLC. The Borrower and Guarantors covenant and agree that (i) CM Guarantor LLC will act primarily as a guarantor for certain project-related liabilities, (ii) CM Guarantor LLC will only call upon the promissory note, and such promissory note shall by its terms only become due and payable, in the event that CM Guarantor LLC is required to satisfy an obligation arising as a result of any such guaranty, (iii) they shall provide prompt written notice to the Agent of any payment made in satisfaction of CharterMac's obligations under such promissory note and (iv) they shall cause to be contained in CM Guarantor LLC's Organizational Documents separateness covenants substantially in the form of those contained in EXHIBIT 5.6 attached hereto.

     6.3.3 With respect to RCC, without duplication: additional Indebtedness consisting solely of Indebtedness for borrowed money not to exceed (i) five million dollars ($5,000,000) in the aggregate, and (ii) Contingent Liabilities consisting of the Guaranty.

     6.3.4 With respect to CharterMac Capital, without duplication: Contingent Liabilities consisting of the Guaranty.

     6.3.5 With respect to CM Corp., without duplication, liabilities incurred pursuant to Hedging Agreements in the ordinary course of business and not for speculation;


     6.4  CONSOLIDATION  AND  MERGER.  Liquidate  or  dissolve or enter into any
consolidation,   merger,   partnership,   joint  venture,   syndicate  or  other
combination, except:

          6.4.1 CharterMac may be consolidated with or merged with any entity, provided that:

          (A) in any such merger or consolidation, CharterMac shall be the surviving or resulting entity;

          (B) any such transaction shall be consistent with the Borrower's and each Investment Entity's status as a single purpose entity, if applicable; and

          (C) immediately after the effectiveness of such merger or consolidation there shall not have occurred and be continuing a Default or an Event of Default, including, without limitation, (i) pursuant to SECTION 8.1.11,
(ii) arising out of any failure to address the separateness covenants contained in EXHIBIT 5.6 hereto, or (iii) breaches of the prohibitions against changes in management pursuant to SECTION 5.11.

          6.4.2 (i) the Borrower may enter into Property Partnerships or Investment Partnerships, (ii) Related Direct SLP LLC and each Special Limited Partner may enter into Property Partnerships, and (iii) each Investment
Partnership may enter into Property Partnerships, in each case as specifically and expressly contemplated by the terms of this Agreement.

     6.5 LOANS, GUARANTEES, INVESTMENTS. Except as expressly permitted by this Agreement, make any advance, loan or extension of credit to nor become a guarantor or surety for any Person, firm or corporation, except that (A) the
Borrower  may  make  Pre-Development  Loans  in the  manner  permitted  in  this
Agreement,   (B)  the  Guarantors  and  the  Investment  Partnerships  may  make investments in direct obligations of the United States of America or of any state, U.S. federal agency obligations and commercial paper designated as "prime" by the National Credit Office of Dun & Bradstreet, and (C) CharterMac and CM Corp. may incur Contingent Liabilities consistent with the terms of
SECTION 7.2 hereof.

     6.6 ACQUISITIONS. Except for direct and indirect investments in other Investment Entities as contemplated in the Recitals set forth above or as permitted pursuant to the terms of this Agreement, purchase, acquire or incur any liability for the purchase or acquisition of any or all of the assets or business (including stock or partnership or membership interests) of any Person.

     6.7 DISPOSAL OF ASSETS. Sell, lease, assign, transfer or otherwise dispose of more than five percent (5%) of its property or assets, now owned or hereafter acquired, except for (a) obsolete or worn-out property and real estate not used or useful in its business and inventory sold at market rates in the ordinary course of business, or (b) a transfer permitted pursuant to SECTION 6.4.

     6.8 PAYMENT OF DISTRIBUTIONS. Declare or pay directly or indirectly (through any Affiliate or otherwise), any distributions in respect to its equity interests or make any distribution of assets with respect to its equity interests or in payment of fees or other compensation or reimbursement of any expenses to a party related to any other Investment Entity or any of their Affiliates, whether in cash, property or securities, including without limitation any payment of fees or reimbursement of any expenses to, or repayment of loans from, RCC (including, without limitation, the RCC Funds); provided, however, that so long as there does not then exist a Default or Event of
Default:

          6.8.1 The foregoing provisions of this SECTION 6.8 shall not apply to CharterMac or any of its Subsidiaries (other than the Borrower); and

          6.8.2 Upon fulfillment of the Release Conditions with respect to an Investment Partnership, RCC may receive fees and reimbursement for expenses as and to the extent described in the Approved Prospectus for such Investment Partnership, and upon fulfillment of the Release Conditions with respect to an Investment Partnership, Property Partnership or Pre-Development Project, RCC may receive repayment of the RCC Funds associated with such Investment Partnership, Property Partnership or Pre-Development Project.

     6.9 LIMITATIONS ON LEASING. Lease or become liable as lessee upon any lease of real or personal property, other than (A) leases entered into by the Property Partnerships in the ordinary course of business, as landlord, at market rates or other applicable rates required and/or approved by the applicable low income housing subsidy source and (B) leases to which RCC or CharterMac is a party which are entered into in the normal course of RCC's or CharterMac's business.


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



     6.10 DEFAULT UNDER OTHER AGREEMENTS OR INDENTURES. Commit or do, or fail to commit or do, any act or thing which action or failure to act would constitute a material event of default under any of the terms or provisions of any other agreement, indenture, contract, document or instrument executed or to be executed by such Investment Entity where such event of default would have a material adverse effect on the business or condition of any Investment Entity.

     6.11 PURCHASE OF MARGIN STOCK. Except with the prior written consent of the Agent and each of the Banks, utilize any part of the proceeds of the Loan to purchase or carry any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock.

     6.12 AMENDMENT TO CERTAIN DOCUMENTS. Except with the prior written consent of the Agent and each of the Banks, amend or agree with any party to vary the terms of any Organizational Documents of any Investment Entity; provided, however, that any Investment Entity may enter into such amendments or agreements in the ordinary course of business if such change or amendment does not materially adversely affect (i) the liability, risk or rights of the Agent or the Banks under any of the Loan Documents or any of the transactions contemplated thereby or (ii) the status of such Investment Entity as a single purpose bankruptcy remote entity (if such status is required by the terms hereof or is otherwise reasonably required by the Agent). It is understood by the parties hereto that any agreement to contribute to the capital of a limited partnership owning a Project prior to the closing of a construction loan to build such Project and the allocation of tax credits to such partnership with respect to such Project by the local allocating agency will materially adversely affect such liability or risk.

     6.13 TRANSACTIONS WITH AFFILIATES. Except with the prior written consent of the Agent and each of the Banks, directly or indirectly enter into any purchase, sale, lease or other transaction with any Affiliate except in the ordinary course of business on terms that are no less favorable to the transacting Investment Entity than those which might be obtained at the time in a comparable arm's-length transaction with any Person (including an individual, corporation, partnership, trust, limited liability company and governmental agency or instrumentality) who is not an Affiliate.

     6.14 ERISA COMPLIANCE. Permit, suffer or cause any Plan or any fiduciary thereof to (A) engage in any "prohibited transaction" (as defined in ERISA and the Code), (B) incur any material "accumulated funding deficiency" (as defined in Section 412(a) of the Code and Section 302 of ERISA) whether or not waived,
(C) fail to satisfy any additional funding requirements set forth in Section 412 of the Code and Section 302 of ERISA, or (D) terminate any Plan in a manner which could result in the imposition of a lien on any property of an Investment Entity. Each Plan shall comply in all material respects with ERISA. In furtherance of the foregoing, with respect to any Plan, each Investment Entity shall, or shall cause its Affiliates to, furnish to the Agent and the Banks promptly (V) written notice of the occurrence of a Reportable Event (as defined in ERISA and the Code), (W) a copy of any request for a waiver of the funding standards or an extension of the amortization periods required under Section 412 of the Code and Section 302 of ERISA, (X) a copy of any notice of intent to terminate any funded Plan that is a defined benefit plan, (Y) notice that the Investment Entity or any Affiliate will or may incur any liability to or on account of a Plan under Section 4062, 4064, 4201 or 4204 of ERISA, and (Z) upon the Agent's request, a copy of the annual report of each Plan (Form 5500 or comparable form) required to be filed with the IRS and/or the Department of Labor. Any notice to be provided to the Agent under this Section shall include a certificate of the chief financial officer of the Investment Entity setting forth details as to such occurrence and the action, if any, which the Investment Entity and/or the Affiliate is required or proposes to take, together with any notices required or proposed to be filed with or by the Investment Entity and/or any Affiliate, the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the trustee or the Plan administrator with respect thereto. Promptly after the adoption of any Plan subject to ERISA, the Investment Entity adopting such Plan shall notify the Banks of such adoption and of the vesting and funding schedules and other principal provisions thereof.

     6.15 COLLATERAL COVERAGE. Permit the portion of the Loan with respect to a particular Investment Partnership outstanding at any time to exceed a dollar amount equal to 80.75% of the price, determined in accordance with the Cash Purchase Method, of Units of such Investment Partnership then held by the Agent, on behalf of the Banks, as collateral for the Obligations.

     6.16 MATERIAL ADVERSE CHANGE. Suffer or experience any material adverse change in CharterMac's financial condition, business or assets.

                                    SECTION 7
                               FINANCIAL COVENANTS

     7.1 MINIMUM ADJUSTED TANGIBLE NET WORTH. CharterMac shall at all times maintain on a consolidated basis (to be tested as of the last day of each fiscal quarter) a minimum Adjusted Tangible Net Worth of not less than the sum of (i) $665,000,000.00, plus (ii) seventy-five percent (75%) of the offering proceeds of any issuances of Equity Interests from and after September 27, 2003, (net of the costs and expenses actually incurred by CharterMac in connection with such equity issuances).

     7.2  CONTINGENT LIABILITIES.

          7.2.1 Neither CharterMac nor CM Corp. will at any time create, incur, assume or suffer to exist, or in any manner become or be liable with respect to any Contingent Liabilities in excess of $350,000,000.00, in the aggregate. The determination of the amount of CharterMac's Contingent Liabilities shall be calculated as described in Exhibit 7.2 in a manner consistent with the methods used in preparing the projections included as a part of Exhibit 7.2, provided that any potential liabilities arising from matters not clearly attributable to any of the risk categories described in Exhibit 7.2 shall be assigned a risk rating by the Agent in its sole discretion.

          7.2.2 RCC will not at any time incur, assume, or suffer to exist, or in any manner become or be liable with respect to any Contingent Liabilities, other than pursuant to the terms of the Guaranty.

     7.3 LIQUIDITY. CharterMac, on a consolidated basis, shall (a) at all times maintain unrestricted liquidity (consisting solely of Cash and Cash Equivalents (excluding any Cash and Cash Equivalents deposited in the Warehouse Cash Collateral Account)) of not less than $2,000,000, and (b) as of the end of each calendar quarter maintain unrestricted liquidity (consisting of the sum of (i) Cash and Cash Equivalents (excluding any Cash and Cash Equivalents deposited in the Warehouse Cash Collateral Account), plus (ii) an amount not to exceed $5,000,000 consisting of the amount available on an unrestricted and unconditional basis to CharterMac pursuant to a BofA Financing) of not less than $10,000,000.

     7.4 FIXED CHARGES. CharterMac shall not permit the ratio of its consolidated (i) Adjusted EBITDA, divided by (ii) Fixed Charges, to be less than
1.75 to 1.0, for any fiscal quarter, commencing with CharterMac's fiscal quarter ending September 30, 2004.

     7.5 TOTAL LIABILITIES. CharterMac shall not permit at any time its consolidated Total Liabilities to exceed sixty-five percent (65%) of the fair market value of its consolidated Total Assets as reflected on CharterMac's balance sheet from time to time.

                                    SECTION 8
                                EVENTS OF DEFAULT

     8.1 EVENTS OF DEFAULT. If one or more of the following described Events of Default occurs:

          8.1.1 The Borrower defaults in the punctual payment of any principal or interest on any Obligation when due and such default continues for a period of five (5) days after the due date of such principal or interest payment; or

          8.1.2 Any of the representations or warranties made by the Borrower or any Guarantor in this Agreement, any Note, any other Loan Document, agreement, guaranty, certificate or financial or other statements delivered or later furnished by or on behalf of the Borrower or any Guarantor or any Investment Entity in connection with this Loan is false or misleading in any material respect at the time made; or


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



          8.1.3 The Borrower, any Guarantor or any of their Affiliates fails to perform or observe any other covenant, term, provision, condition, agreement or obligation of this Agreement, or any other Loan Document or the Guarantors default under the Guaranties; or

          8.1.4 Any Investment Entity fails to perform or observe any of the covenants, terms, provisions, conditions, agreements or obligations under any other agreement, indenture, document, note or other instrument executed or to be executed by such Investment Entity in connection with or relating to the Loan, including without limitation a Pre-Development Loan, pursuant to or as contemplated by any of the Loan Documents, provided that any such failures with respect to Pre-Development Loans shall not constitute an Event of Default hereunder so long as the aggregate amount of commitments which the Borrower has made to fund such Projects that are in default does not exceed Two Million and No/100 Dollars ($2,000,000); or

          8.1.5 Any Investment Entity becomes insolvent, or admits in writing its inability to pay its debts as they mature, or fails generally to pay its debts as they become due, or makes an assignment for the benefit of creditors or commences a case for its dissolution; or applies for or consents to the appointment of or taking possession by a trustee, liquidator, assignee, custodian, sequestrator or receiver (or similar official) for it or for a substantial part of its property or business; or takes any action in furtherance of any of the foregoing; or

          8.1.6 A trustee, liquidator, assignee, custodian, sequestrator or receiver (or similar official) is appointed for an Investment Entity or for a substantial part of any of its property or business without its consent and is not discharged within thirty (30) days after such appointment; or

          8.1.7 Any governmental agency or any court of competent jurisdiction at the insistence of any governmental agency assumes custody or control of the whole or any substantial portion of the properties or assets of an Investment Entity and such is not dismissed within thirty (30) days thereafter; or

          8.1.8 Any money judgment, writ or warrant of attachment, or similar process is entered or filed against an Investment Entity, any of its properties or other assets and is not vacated, bonded, or stayed within the earlier of (a) a period of thirty (30) days or (b) five (5) days prior to the date of any proposed sale thereunder, unless currently contested by such party in good faith and by proper proceedings and if such party shall have set aside on its books and shall maintain adequate reserves for the payment of the same in conformity with GAAP; or

          8.1.9 A bankruptcy, reorganization, insolvency, or liquidation case or other case for relief under any bankruptcy law or any law for the relief of debtors is commenced by or against an Investment Entity and, if instituted against an Investment Entity, is not dismissed within thirty (30) days after such institution or such Investment Entity by any action or answer approves of, consents to, or acquiesces in any such case or admits the material allegations of, or defaults in answering a petition filed in any such case; or

          8.1.10 This Agreement or any Note or any guaranty or other agreement entered into in connection herewith or therewith, or any other Loan Document, at any time while any Obligations remain unpaid or unperformed, ceases to be in full force and effect or is declared null and void, or the validity or enforceability thereof is contested or any party thereto denies that it has any or further liability or obligation under this Agreement, such Note, such other agreement, such guarantee or any other Loan Document; or

          8.1.11 There is a Change in Control; or

          8.1.12 If no later than thirty (30) days prior to the Maturity Date, the Borrower has failed to provide cash collateral to the Agent in an amount equal to the Letter of Credit Loan Amount applicable to any Letter of Credit whose expiration date occurs beyond the Maturity Date; or

          8.1.13 A default or an event of default shall have occurred and be continuing under (and as defined in) any BofA Financing; or


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          8.1.14 A default or a breach  shall have  occurred  and be  continuing beyond any applicable cure period in the payment or performance of any direct or contingent liability of any Guarantor in excess of $25,000,000 (not on a risk adjusted basis); or

          8.1.15 A default or breach shall have occurred and be continuing beyond any applicable cure period in any direct obligation of RCC; or

          8.1.16 Any letter of credit provided pursuant to SECTION 3.10 hereof shall be dishonored or terminated by the issuer thereof, shall terminate, or shall not be renewed or replaced (upon terms and conditions satisfactory to the Agent and the Banks) at least thirty (30) days prior to the Maturity Date;

and such Event of Default (except for an Event of Default described in SECTIONS 8.1.1, 8.1.5 through 8.1.7, 8.1.9 and 8.1.11 through 8.1.16 for which there shall be no grace period except as specifically provided therein, if any) shall continue for more than fifteen (15) days after the Agent shall have first notified the Borrower of such Event of Default (or for more than sixty (60) days after the Agent shall have first notified the Borrower of such Event of Default, if such Event of Default is a non-monetary failure or breach and is not capable of being cured within such fifteen (15) day period but is, nevertheless, capable of cure and the Borrower shall have commenced and is diligently pursuing (in the sole determination of the Agent) a cure of such failure or breach) THEN, or at any time thereafter, (unless such Event of Default shall have been waived in writing by the Agent, on behalf of the Banks, or by the Majority Banks or Banks in accordance with the terms of SECTION 10.3 hereof) at the option of the Majority Banks and at the Majority Banks' unrestricted discretion the Agent may terminate the Loan and each commitment to make any advances or extend any credit accommodations to the Borrower and each Obligation outstanding shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, if not otherwise then due and payable, anything herein contained or in any Note or other document to the contrary notwithstanding, and the Agent may immediately, and without any expiration of any period of grace, enforce any and all of Agent's or the Banks' rights or remedies provided by this Agreement, any Note, any Loan Document or any other rights or remedies afforded by law; PROVIDED HOWEVER, that in the case of any Event of Default other than those specified in SECTIONS 8.1.5, 8.1.6,
8.1.7 and 8.1.9, the Agent shall provide a written notice to the Borrower and the Guarantors of such Event of Default specifying whether or not the Agent intends to require payment of all Obligations in accordance with the terms of this SECTION 8.


                                    SECTION 9
                                     AGENCY

     9.1 APPOINTMENT AND AUTHORIZATION. Each of the Banks hereby appoints BofA, acting through its head office, to serve as Agent under this Agreement, the Loan Documents and any other documents, instruments and agreements executed and delivered in connection with the transactions contemplated by this Agreement and irrevocably authorizes the Agent to take such action as agent on each such Bank's behalf under this Agreement, the Loan Documents and such other documents, instruments and agreements and to exercise such powers and to perform such duties under this Agreement and such other documents, instruments and agreements as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. Notwithstanding the foregoing or any other provision contained in this Agreement or the Loan Documents to the contrary, the Agent will take or refrain from taking any action (other than routine administrative actions authorized pursuant to this SECTION 9) and exercise or refrain from exercising any rights as Agent under this Agreement or the other Loan Documents as the Majority Banks may direct in writing.

     9.2  RESIGNATION OF AGENT; REMOVAL OF AGENT; SUCCESSOR AGENT.

          9.2.1 The Agent may resign from the performance of all its functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to the Banks and Borrower, and shall automatically cease to be the Agent hereunder in the event (1) a petition in bankruptcy shall be filed by or against the Agent or (2) the Federal Deposit Insurance Corporation or any other governmental authority shall assume control of the Agent or the Agent's interests under the Line of Credit. The Agent may be removed by Banks whose aggregate Commitments constitute at least sixty percent (60%) of the total Commitments of all Banks, excluding the Agent and each Affiliate of the Agent, for negligence or willful misconduct at any time by giving at least thirty (30)


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Business Days' prior written notice to the Agent,  Borrower and all other Banks.
If the Agent enters into one or more participations pursuant to SECTION 10.13, having the effect of reducing its Commitment or economic interest in this Agreement, to less than TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), then any Bank whose Commitment or economic interest in this Agreement exceeds that of the Agent may remove the Agent by notice given within thirty (30) days after such Bank receives notice of the assignments or participations which reduce the Agent's Commitment or economic interest in this Agreement below such level. Such resignation or removal shall take effect upon the acceptance by a successor Agent of appointment pursuant to this SECTION 9.2.

          9.2.2 Upon any such notice of resignation by or removal of the Agent, the Bank with the largest Commitment shall become the successor Agent unless (1) such Bank refuses to become Agent, or (2) the Majority Banks vote that such Bank not become the successor Agent. If the Bank with the largest Commitment does not become successor Agent pursuant to the preceding sentence then the Bank with the next largest Commitment may become successor Agent subject to the same conditions. If two or more Banks would each qualify as successor Agent pursuant to the foregoing and two or more of such Banks are willing to become Agent, the successor Agent shall be chosen by the Majority Banks. If no successor Agent is selected pursuant to the preceding provisions of this SECTION 9.2, the Majority Banks shall appoint a successor Agent with the consent of the Borrower, which consent shall not be unreasonably withheld, conditioned or delayed and which consent shall not be required if there shall then exist any Default or Event of Default. Any successor Agent must be a bank (i) the senior unsecured debt obligations of which (or such bank's parent's senior unsecured debt obligations) have a Rating of not less than BBB and (ii) which has total assets in excess of TEN BILLION AND NO/100 DOLLARS ($10,000,000,000.00).

          9.2.3 If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring or removed Agent shall then appoint a successor Agent who shall meet the requirements described in this Section and who shall serve as Agent until such time, if any, as a successor Agent shall have been appointed as provided above.

     9.3 AGENT AND AFFILIATES. BofA shall have the same rights and powers under this Agreement and documents, instruments and agreements executed and delivered in connection with the transactions contemplated by this Agreement as each other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and BofA and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as if it were not the Agent hereunder and under such other documents, instruments or agreements. Except as otherwise provided by the terms of this Agreement, including without limitation on account of prohibitions binding upon the Borrower, nothing herein shall prohibit any of the Banks from accepting deposits from, lending money to or generally engaging in any kind of business with the Borrower or any Affiliate of the Borrower.

     9.4  FUTURE ADVANCES.

          9.4.1 In order to more conveniently administer the Loans, each Bank hereby authorizes the Agent to make all Loans and issue all Letters of Credit under this Agreement in accordance with the terms and conditions of each Draw Certificate approved by the Banks pursuant to SECTION 2.1.4 and SECTION 3.8.6 hereof. Whether or not this Agreement has been terminated, an Event of Default then exists, the Obligations have been accelerated or the Agent is proceeding to liquidate the Collateral, each Bank hereby irrevocably and unconditionally agrees to transfer to the Agent, at an account designated for such transfers by the Agent, by no later than 1:00 p.m. (Boston time) on the Business Day next following the date on which the Agent has funded a Loan pursuant to an approved Draw Certificate, an amount (the "Reimbursement Amount") in immediately available federal funds sufficient to reimburse the Agent for such Bank's Commitment Percentage of the Loan requested in such Draw Certificate. In addition:

          (A) In the event that a Bank does not provide the Agent with any Reimbursement Amount in accordance with this SECTION 9.4.1, and the Agent has advanced a corresponding amount to the Borrower on such Bank's behalf, such Bank shall pay the Agent interest on such Reimbursement Amount at the rate charged to the Borrower for such corresponding amount under this Agreement for each Business Day on which the Bank fails to provide said Reimbursement Amount, commencing on the Business Day on which said Reimbursement Amount was due to be provided to the Agent;


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



          (B) Funds advanced by the Agent upon presentation of a sight or time draft under a Letter of Credit shall be considered a "Loan" for purposes of this SECTION 9.4.1 initially made by the Agent at such time as such funds are actually advanced by the Agent; and

          (C) For purposes of calculating interest income and other applicable charges, each Loan made by the Agent on behalf of any Bank shall be considered a Loan from the Agent to the Borrower until such time as the Agent receives the Reimbursement Amount allocable to such Loan from such Bank, and thereafter shall be considered a Loan from such Bank to the Borrower.

          9.4.2 If for any reason any Bank shall fail or refuse to abide by its obligations under this Agreement, including without limitation its obligation to make available to the Agent its Commitment Percentage of any advance requested in a Draw Certificate approved in accordance with this Agreement (a "Delinquent Bank"), and such failure is not cured within ten (10) days of receipt from the Agent of written notice thereof, then, in addition to the rights and remedies that may be available to the Agent, other Banks, the Borrower or any other party at law or in equity, and not as a limitation thereof:

          (A) Such Delinquent Bank's right to participate in the administration of, or decision-making rights related to, the Loans, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal (and in furtherance of the foregoing, (a) such Delinquent Bank's Commitment Percentage shall not be considered in any determination of the term
               "Majority Banks" and (b) such Delinquent Bank shall not be included in any consents, waivers, approvals or determinations requiring the consent of the Majority Banks or of all of the Banks);

          (B) Such Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of the outstanding Loans, interests, fees or otherwise, to the non-delinquent Banks, for application to, and reduction of, their proportionate shares of the outstanding Loans until, as a result of application of such assigned payments, the Delinquent Bank's percentage of all of the outstanding Loans shall equal its Commitment Percentage. The Delinquent Bank's decision-making and participation rights to payments as set forth in this Section shall be restored only at such time as (a) the remaining outstanding Loans advanced by the Delinquent Bank equals its Commitment Percentage of all then outstanding Loans and (b) the Delinquent Bank shall have paid to the Agent (for the pro rata benefit of all of the non-delinquent Banks) an amount equal to the Delinquent Bank's portion of the Renewal Fee multiplied by a fraction, the numerator of which is equal to the number of days such Delinquent Bank was delinquent and the denominator of which is equal to 364; and

          (C) The non-delinquent Banks shall also have the right, but not the obligation, in their respective, sole and absolute discretion, exercisable by irrevocable written notice to the Agent, the Delinquent Bank and all of the other Banks, to acquire for no cash consideration a portion of the Delinquent Bank's Commitment to fund future Loans (the "Future Commitment") equal to the lesser of (a) the portion of the Future Commitment such electing Bank indicates in its notice of exercise and (b) such electing Bank's share of the Future Commitment determined pro rata in accordance with the Commitment Percentages of all Banks making such an election from time to time. Upon any such purchase of the Commitment of any Delinquent Bank's Future Commitment, the Delinquent Bank's share in future Loan Advances and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Delinquent Bank shall promptly execute all documents reasonably requested to further evidence surrender and transfer of such interest. Each Delinquent Bank shall indemnify the Agent and each non-delinquent Bank from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys' fees and funds advanced by the Agent or by any non-delinquent Bank, on account of such Delinquent Bank's failure to timely fund its Commitment


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



               Percentage of a Loan advance or to otherwise perform its obligations under this Agreement or any other Loan Document.

          9.4.3 Notwithstanding the provisions hereof, the obligations to make advances of the Loan under the terms of this Agreement shall be the several and not joint obligation of each Bank, and neither the Agent nor any Bank shall be required to fund the ratable portion of any advance of any Delinquent Bank. Any advances made by the Agent on behalf of a Bank are strictly for the administrative convenience of the parties and shall in no way diminish such Bank's liability to the Agent to repay the Agent for such advances.

     9.5 PAYMENTS. All payments of principal of and interest on the Loans or other payments made with respect to the Obligations shall be made by transfer of immediately available federal funds to the Repayment Account. All such payments received by the Agent after 2:00 p.m. (Boston time) shall be deemed to have been received on the Business Day next following actual receipt. All payments received by the Agent shall be paid promptly (using its best efforts to pay on the same Business Day as such payments are received but in any event within five
(5) Business Days of such receipt) to each of the Banks pro rata in accordance with their respective Commitment Percentages, provided that each Bank has made the advances required under SECTION 9.4 hereof. All such payments from the Borrower or as proceeds of Collateral received by the Agent shall be held in trust for the benefit of the Banks. As each such payment is received by the Agent, the Agent shall promptly charge or credit each of the Banks to the extent necessary to ensure that as between them, each of the Banks holds its respective Commitment Percentage of the outstanding Loans, based on the then unpaid aggregate principal amounts of the Loans outstanding. If, after the Agent has paid each Bank's proportionate share of any payment received or applied by Agent in respect of the Loan, that payment is rescinded or must otherwise be returned or paid over by the Agent, whether pursuant to any bankruptcy or insolvency law, sharing of payments clause of any loan agreement or otherwise, such Bank shall, at the Agent's request, promptly return its proportionate share of such payment or application to the Agent, together with the Bank's proportionate share of any interest or other amount required to be paid by the Agent with respect to such payment or application.

     9.6 INTEREST, FEES AND OTHER PAYMENTS. All payments of interest received by the Agent in respect of the Loan, except as otherwise provided by the terms of this Agreement, and all other fees and premiums received by the Agent hereunder or in respect of the Loan, except fees pursuant to SECTIONS 2.1.4(3), and 10.8.4 herein, shall be shared by the Banks pro rata in accordance with their respective Commitment Percentages, provided that each Bank has made the advances required under SECTION 9.4 hereof. All payments received by the Agent pursuant to SECTION 10.5 of this Agreement shall be applied by the Agent to reimburse each Bank, on account of the tax, charge, liability, loss, cost or expense in respect of which such payment is made. Each of the Banks and the Agent hereby agrees that if it should receive any amount (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or bankers lien, by counterclaim or cross-action, by the enforcement of any right under the Loan Documents, or otherwise) in respect of principal, or interest on the Loans or any fees which are to be shared pro rata among the Banks, which as compared to the amounts theretofore received by the other Banks with respect to such principal, interest or fees, is in excess of such Bank's Commitment Percentage of such principal, interest or fees, such Bank shall share such excess, less the costs and expenses (including reasonable attorneys fees and disbursements) incurred by such Bank in connection with such realization, exercise, claim or action, pro rata with all other Banks in proportion to their respective Commitment Percentages, provided, however, that if all or any portion of any such excess amount is thereafter recovered from such Bank, such pro rata sharing shall be rescinded and the amounts so shared restored to the extent of such recovery, but without interest.

     9.7  ACTION BY AGENT.

          9.7.1 The obligations of the Agent hereunder are only those expressly set forth herein. The Agent shall have no duty to exercise any right, power or remedy hereunder or under any other document, instrument or agreement executed and delivered in connection with or as contemplated by this Agreement or to take any affirmative action hereunder or thereunder, except as expressly set forth in this Agreement. The Agent shall not have, by reason of this Agreement or otherwise, a fiduciary relationship with respect to any Bank.


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



          9.7.2 The Agent shall keep all records of the Loan, other advances and payments hereunder, and shall give and receive notices and other communications to be given or received by the Agent hereunder on behalf of the Banks. The Agent shall promptly, and in any event within ten (10) Business Days after receipt thereof, send to each Bank copies of any notices or other documents (including, without limitation, interest invoices and tracking reports) given to the Borrower or received by the Agent from the Borrower to the extent that such notices or other documents were not sent directly to such Bank by the Borrower.

          9.7.3 Upon the occurrence and during the continuation of an Event of Default, the Majority Banks may exercise their option on behalf of the Banks pursuant to SECTION 8.1 hereof to declare all Obligations immediately due and payable, and upon such exercise the Agent may take such action as may appear necessary or desirable to collect the Obligations and enforce the rights and remedies of the Agent or the Banks with respect to the Collateral.

          9.7.4 Whether or not an Event of Default shall have occurred, the Agent may from time to time exercise the rights of the Agent and Banks hereunder or under the other documents, instruments or agreements executed or delivered in connection with or as contemplated by this Agreement as it may deem necessary or desirable to protect the Collateral and the interests of the Agent and the Banks therein.

          9.7.5 The Agent shall give, or shall cause to be given, notice to each of the Banks (which notice can be given by electronic mail) that the Collateral for a particular advance has been obtained. Such notice must be received by a Bank before its obligations under SECTION 9.4.1 shall arise with respect to such advance. The Agent shall deliver to each of the Banks copies of all documents evidencing the Collateral.

     9.8 CONSULTATION WITH EXPERTS. The Agent shall be entitled to retain and consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to the Banks for any action taken, omitted to be taken or suffered in good faith by it in accordance with the advice of such counsel, accountants or experts. The Agent may employ agents and attorneys-in-fact and shall not be liable to the Banks for the default or misconduct of any such agents or attorneys.

     9.9 LIABILITY OF AGENT. The Agent shall exercise the same care to protect the interests of each Bank as it does to protect its own interests, so that so long as the Agent exercises such care it shall not be under any liability to any Bank, except for the Agent's gross negligence or willful misconduct, with respect to anything it may do or refrain from doing. Subject to the immediately preceding sentence, neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith in its capacity as Agent. Without limiting the generality of the foregoing, neither the Agent nor any of its directors, officers, agents, representatives or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (A) any statement, warranty or representation made in connection with this Agreement or any other document, instrument or agreement executed and delivered in connection with the transactions contemplated by this Agreement; (B) the performance or observance of any of the covenants or agreements of the Borrower, or any Guarantor; (C) the satisfaction of any condition specified in SECTION 3 hereof, (D) the validity, effectiveness, enforceability or genuineness of this Agreement, the Notes or any other document, instrument or agreement executed and delivered in connection with or as contemplated by this Agreement; (E) the existence, value, collectibility or adequacy of the Collateral or any part thereof or the validity, effectiveness, perfection or relative priority of the liens and security interests of the Banks (through the Agent) therein; or (F) the filing, recording, refiling, continuing or re-recording of any financing statement or other document or instrument evidencing or relating to the security interests or liens of the Agent, on behalf of the Banks, in the Collateral. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be, without limitation, a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

     9.10 INDEMNIFICATION. Each Bank agrees to indemnify the Agent (to the extent the Agent is not reimbursed by the Borrower), ratably in accordance with its Commitment Percentage, from and against any cost, expense (including attorneys' fees and disbursements), claim, demand, action, loss or liability which the Agent may suffer or incur in connection with this Agreement or any document, instrument or agreement executed and delivered in connection with or as contemplated by this Agreement, or any action taken or omitted by the Agent hereunder or thereunder, or the Agent's relationship with the Borrower hereunder, including, without limitation, the costs and expenses of defending


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itself  against  any claim or  liability  in  connection  with the  exercise  or performance of any of its powers and duties hereunder and of taking or refraining from taking any action hereunder, except for any such cost, expense, claim, demand, action, loss or liability arising out of the Agent's gross negligence or willful misconduct. No payment by any Bank under this Section shall in any way relieve the Borrower of its obligations under this Agreement with respect to the amounts so paid by any Bank, and the Banks shall be subrogated to the rights of the Agent, if any, in respect thereto.

     9.11 INDEPENDENT CREDIT DECISION. Each of the Banks represents and warrants to the Agent that it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements referred to in SECTIONS 3.6 and 4.3 and such other documents and information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each of the Banks acknowledges that it has not relied upon any representation by the Agent and that the Agent shall not be responsible for any statements in or omissions from any documents or information concerning the Borrower, this Agreement, the Credit Note, the Loan Documents or any other document or instrument executed and delivered in connection with or as contemplated by this Agreement. Each of the Banks acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decision in taking or not taking action under this Agreement. The Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect to the Borrower or any Guarantor.

                                   SECTION 10
                            MISCELLANEOUS PROVISIONS

     10.1 INCORPORATION OF PREAMBLE, RECITAL AND EXHIBITS. The preamble, Recital, and exhibits hereto are incorporated into this Agreement by reference and made a part hereof.

     10.2 NOTICES. All notices, requests and demands given under the terms of this Agreement shall be in writing and may be effected by personal delivery, including by any commercial courier or overnight delivery service, or by United States certified mail, return receipt requested, with all postage and fees fully prepaid. Notices shall be effective upon receipt by the party being given notice, as indicated by the return receipt if mailed; EXCEPT that if a party has relocated without providing the other party with its new address for service of notices, or if a party refuses delivery of a notice upon its tender, the notice shall be effective upon the attempt to serve the notice at the last address given for service of notices upon that party. In addition to the foregoing, notice may be served by facsimile transmission, in which case service shall be deemed effective only upon receipt by the party serving the notice of telephonic or return facsimile transmission confirmation that the party to whom the notice is directed has received a complete and legible copy of the notice. Notices shall be addressed as follows:

   The Borrower or c/o RCC Credit Facility, L.L.C.

   any Guarantor:             625 Madison Avenue
                              New York, NY 10022
                              Attn: Marc D. Schnitzer
                              Telephone: (212) 588-2100
                              Facsimile:  (212) 751-3550
                              Electronic Mail: mschnitzer@relatedcapital.com

   With copies to:            Proskauer Rose LLP
                              1585 Broadway
                              New York, NY 10036-8299
                              Attn:  Alan S. Cohen, Esq.
                              Telephone: (212) 969-3365
                              Facsimile:  (212) 969-2900
                              Electronic Mail:  ascohen@proskauer.com


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                              CharterMac
                              625 Madison Avenue
                              New York, NY 10022
                              Attn:  Alan P. Hirmes
                              Telephone: (212) 317-5700
                              Facsimile:  (212) 751-3550
                              Electronic Mail:  ahirmes@chartermac.com

   Agent or BofA:             Bank of America, N.A.
                              Mail Code: MA5-503-04-16
                              One Federal Street - 4th Floor
                              Boston, MA  02110
                              Attn:  John F. Simon, Senior Vice President
                              Telephone: (617) 346-4272
                              Facsimile:  (617) 346-4670
                              Electronic Mail:  john.f.simon@bankofamerica.com

   With a copy to:            Nutter, McClennen & Fish, LLP
                              World Trade Center West
                              155 Seaport Boulevard
                              Boston, MA 02210-2604
                              Attn:  Philip R. Rosenblatt, Esq.
                              Telephone: (617) 439-2806
                              Facsimile:  (617) 310-9806
                              Electronic Mail:  prosenblatt@nutter.com

   Citicorp:                  Citibank, N.A.
                              Center for Community Development Enterprise
                              One Court Square
                              45th Floor, Zone 11
                              Long Island City, NY  11120
                              Attn:  Maria McKeon
                              Telephone: (718) 248-5977
                              Facsimile:  (718) 248-4722
                              Electronic Mail:  maria.mckeon@citigroup.com

   With copies to:            Citibank, N.A.
                              One Court Square
                              45th Floor, Zone 11
                              Long Island City, NY  11120
                              Attn:  Merna Bailey
                              Telephone: (718) 248-4739
                              Facsimile:  (718) 248-4722
                              Electronic Mail:  merna.bailey@citigroup.com

                              Sidley Austin Brown & Wood LLP
                              Bank One Plaza
                              10 South Dearborn Street
                              Chicago, IL 60603
                              Attn: Todd R. Plotner, Esq.
                              Telephone: (312) 853-7544
                              Facsimile:  (312) 853-7036
                              Electronic Mail:tplotner@sidley.com


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   Merrill Lynch:             Merrill Lynch Community Development Company, LLC
                              4 World Financial Center, 23rd Floor
                              New York, NY 10080
                              Attn:  Michael Solomon
                              Telephone: (212) 449-1173
                              Facsimile: (212) 738-2102
                              Electronic Mail:  m_solomon@ml.com

   with copies to:            Merrill Lynch Community Development Company, LLC
                              800 Scudders Mill Road, 1H
                              Plainsboro, NJ 08536
                              Attn: Kathleen Quaranta
                              Telephone: (609) 282-8531
                              Facsimile: (609) 282-2240
                              Electronic Mail: kathleen_quaranta@ml.com

                              Sidley Austin Brown & Wood LLP
                              Bank One Plaza
                              10 South Dearborn Street
                              Chicago, IL 60603
                              Attn: Todd R. Plotner, Esq.
                              Telephone: (312) 853-7544
                              Facsimile:  (312) 853-7036
                              Electronic Mail: tplotner@sidley.com

   HSBC:                      HSBC Bank USA, National Association
                              Commercial Real Estate/Upstate
                              One HSBC Center
                              Buffalo, NY 14203-2842
                              Attention: Christopher J. Montante, Vice President
                              Telephone: (716) 841-4430
                              Facsimile: (716) 841-4199
                              Electronic Mail: chris.montante@us.hsbc.com

   with a copy to:            Phillips Lytle, LLP
                              3400 HSBC Center
                              Buffalo, NY 14203-2887
                              Attention: Douglas Dimitroff, Esq.
                              Telephone: (716) 847-5408
                              Facsimile: (716) 852-6100
                              Electronic Mail: ddimitroff@phillipslytle.com

   Comerica:                  Comerica Bank
                              Mail Code 3268
                              500 Woodward Avenue
                              Detroit, MI 48226
                              Attn: Lisa M. Kotula, Vice President
                              Telephone 313-222-3287
                              Facsimile: 313-222-3561
                              Electronic Mail: lmkotula@Comerica.com


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   with a copy to:            Bodman LLP
                              100 Renaissance Center, 34th Floor
                              Detroit, MI 48243
                              Attn:  Scott P. Gyorke, Esq.
                              Telephone 313-393-7509
                              Facsimile: 313-393-7579
                              Electronic Mail: sgyorke@bodmanllp.com

     The addresses for service of notice on any party may be changed by that party by serving a notice upon the other of the new address or addresses, EXCEPT that any change of address to a post office box shall not be effective unless a street address is also specified for use in effectuating personal service.

     10.3 AMENDMENTS, WAIVERS, ETC.

          10.3.1 Under any circumstances where the consent, waiver, approval, determination or similar decision of the Agent or the Banks is required to amend or waive any provision of or give any consent required under this Agreement or any other of the Loan Documents, or any of the other documents, instruments or agreements executed and delivered in connection with or as contemplated by this Agreement, the consent, waiver, approval or determination of the Majority Banks shall be required, except (1) to the extent otherwise specifically set forth in this Agreement or in such other documents, instruments or agreements, and (2) the prior written consent of all of the Banks shall be required for:

          (A) any change in the amount or the due date of any of the Obligations;

          (B) any change in the interest rates or Loan Fees prescribed in any of the Loan Documents;

          (C) any change in the Loan Amount or in the Commitment Percentage of any of the Banks (other than in accordance with the terms of SECTIONS 2.3 or 10.13 hereof);

          (D)  any  release  or  releases   of  any   Collateral,   except  upon
               satisfaction of applicable Release Conditions;

          (E)  any change in this SECTION 10.3;

          (F)  any change to the terms of a Guaranty;

          (G) (a) any change to the definitions of any term defined herein that is used in SECTION 7 hereof to the extent that such change would alter the manner in which compliance with the covenants set forth in said Section is measured as of the date hereof, (b) any change to SECTION 5.11 hereof, or (c) any lowering of the amount of RCC Funds required hereunder or of Borrower's 2.5% co-funding requirement in connection with Pre-Development Loans or of Borrower's 2.5% co-funding requirement in connection with Direct Investments or Capital Contributions.

The Agent shall, solely for the benefit of the Banks, provide promptly to each of the Banks not participating in any such written consent or approval a copy of each such written consent or approval arising in accordance with the terms of this SECTION 10.3. Notwithstanding the foregoing, the terms of SECTION 9 hereof may be modified, amended or supplemented without the consent or approval of any of the Borrower or any Guarantor upon the prior written consent or approval of the Majority Banks.

          10.3.2 Except to the extent specifically provided herein or in any of the other Loan Documents, to the extent the prior written consent of the Majority Banks or all of the Banks is required to take any of the actions contemplated by SECTION 10.3.1 and the Agent has given such consent, none of the Banks shall unreasonably withhold, condition or delay its decision regarding the giving of any such consent.


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          10.3.3 The Agent and the Banks may exercise  their rights and remedies under this Agreement, the Notes and the Loan Documents without resorting or regard to other interests or sources of reimbursement. The Agent and the Banks shall not be deemed to have waived any of such rights or remedies unless such waiver be in writing and signed by the Agent and each of the Banks. No delay or omission on the part of the Agent or any of the Banks in exercising any of such rights or remedies shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All such rights and remedies shall be cumulative and may be exercised separately or concurrently.

     10.4 BANKER'S LIEN OR SETOFF.

          10.4.1 Nothing in this Agreement shall be deemed to be a waiver or prohibition of any Bank or participant's right of banker's lien or setoff, provided that the Borrower, shall have received notice that any such Bank or participant exercising such rights is included among the Banks or is a participant of a Bank's interest under this Agreement. The Banks agree to send the Borrower notice of any lenders which hereafter become participants of any Bank's interest under this Agreement.

          10.4.2 The proceeds of any exercise of a right to banker's lien or setoff realized by any of the Banks or any participant shall be held in trust by the realizing party for the benefit of the Banks and shall be distributed in accordance with SECTION 9.6 hereof.

     10.5 INDEMNIFICATION. To the fullest extent permitted by law, the Borrower and each Guarantor, jointly and severally, agree to protect, indemnify, defend and hold harmless the Agent and the Banks, their directors, officers, agents and employees from and against any and all liability, expense, loss or damage of any kind or nature and from any suits, claims or demands, including without limitation reasonable attorneys' fees and costs, on account of any matter or thing or action or failure to act by the Agent or the Banks, whether in suit or not, arising out of this Agreement or in connection herewith or with the transactions contemplated hereby, unless such suit, claim or demand is caused principally by any grossly negligent act or omission or willful malfeasance of, respectively, the Agent or the Banks, their directors, officers, agents and employees. Upon receiving knowledge of any suit, claim or demand asserted by a third party that the Agent or the Banks believe is covered by this indemnity, such indemnified party shall give the Borrower notice of the matter and an opportunity to defend it, at the Borrower's and each Guarantor's sole cost and expense, with legal counsel satisfactory to such indemnified party. If such indemnified party is not satisfied with the defense being provided, such indemnified party may employ an attorney or attorneys selected by it to protect its rights hereunder, and the Borrower and each Guarantor shall pay to such indemnified party the reasonable attorneys' fees and costs incurred by such indemnified party. This obligation on the part of the Borrower and each Guarantor shall survive the closing of the Loan and the repayment thereof. Notwithstanding the foregoing, in no event shall the Agent or the Banks (or any of their successors or assigns) be indemnified pursuant to this Section by the Borrower or any Guarantor for any liability, expense, loss or damage suffered on account of the Agent's, the Banks' or their successors' or assigns' status as an equity holder of any entity following the Agent, the Banks or their successors or assigns acquiring ownership of such equity interests pursuant to the exercise of their rights under any pledge of such equity interests included among the Loan Documents, unless such liability, expense, loss or damage is due to an Event of Default.

     10.6 INCONSISTENCIES WITH OTHER LOAN DOCUMENTS. In the event that it is impossible to simultaneously comply with the terms of this Agreement and any term of any of the other Loan Documents, the terms of this Agreement shall govern and prevail over the conflicting portion of the other Loan Document(s).

     10.7 EXPENSES. The Borrower shall pay on demand all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred
(A) by the Agent and each of the Banks in connection with the preparation of this Agreement, (B) by the Agent in connection with the administration of this Agreement (including, without limitation, costs and expenses associated with the examinations described in SECTION 5.13 hereof), and (C) by the Agent or any of the Banks in connection with the enforcement and protection of the rights of the Agent and the Banks under this Agreement, including the protection of the rights of the Agent and the Banks in any bankruptcy, reorganization, liquidation or insolvency proceeding, whether or not litigation is commenced.

     10.8 ASSIGNABILITY.


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          10.8.1 This  Agreement  shall bind and its benefits shall inure to the
Borrower, each Guarantor, the Agent and the Banks, and their respective successors and permitted assigns, as the case may be.

          10.8.2 Neither the Borrower nor any Guarantor may assign (voluntarily or by force of law) all or any portion of their respective interests, rights and obligations under this Agreement, the Notes or any of the Loan Documents without the prior written unanimous consent of the Banks, which consent may be withheld in each Bank's sole and unrestricted discretion.

          10.8.3 Except as provided in SECTION 10.13 with respect to participations, a Bank may assign all or any portion of its interests, rights and obligations under this Agreement, its Note and the Loan Documents (for purposes of this SECTION 10.8 only, collectively, the "Assigned Commitment") upon giving notice of the proposed assignment (which notice shall include the name and address of the proposed assignee and the terms and conditions of the proposed assignment) to the Agent and all of the non-assigning Banks; provided, however, that the prior written consent of the Agent and, if there does not then exist a Default or Event of Default, the prior written consent of the Borrower, shall be required prior to any such proposed assignment; provided further, however, that such consent(s) shall not be unreasonably withheld in any case and shall not be required at all if:

          (A) The proposed assignee is a financial institution (which term shall specifically include Fannie Mae and Freddie Mac) (a) the senior unsecured debt obligations of which (or such institution's parent's senior unsecured debt obligations) have a Rating of not less than BBB, (b) which has total assets in excess of TEN BILLION AND NO/100 DOLLARS ($10,000,000,000.00) and (c) that is currently or formerly active in the financing of or investment in the affordable housing industry; or the proposed assignee is a Bank Affiliate; and

          (B) Such Bank and the proposed assignee execute and deliver an assignment and assumption agreement in form and substance reasonably satisfactory to the Agent and the non-assigning Banks (together with any Notes subject to such assignment) containing, among other customary and usual provisions, (a) that the proposed assignee shall be a party hereto and, to the extent provided in such agreement, have the rights and obligations of a Bank hereunder and (b) that such Bank, to the extent provided in such agreement, shall be released from its obligations under this Agreement.

          10.8.4 An assigning Bank shall pay to the Agent an assignment fee in the amount of Five Thousand Dollars ($5,000.00) for each assignment made under this SECTION 10.8.

          10.8.5 Each Assigned Commitment shall be a constant, and not a varying, percentage and shall be in an amount that is at least Five Million Dollars ($5,000,000.00) and is a whole multiple of One Million Dollars ($1,000,000.00); provided, however, that no Bank may make more than two assignments of any portion of its Assigned Commitment during the term of this Agreement, and a second assignment, if any, by a Bank, must be for all, and not for less than all, of such Bank's remaining Assigned Commitment.

     10.9 TIME OF ESSENCE. Time is of the essence of this Agreement.

     10.10 ENTIRE AGREEMENT. This Agreement and the Loan Documents and other materials furnished to the Agent and the Banks by and on behalf of the Borrower constitute the entire agreement and understanding of the Agent, the Banks, the Borrower and each Guarantor with respect to the matters set forth herein and therein. No representation, warranty, covenant, promise, understanding or condition shall be enforceable against any party unless it is contained in this Agreement or the Loan Documents.

     10.11 SEVERABILITY. The invalidity or unenforceability of any one or more provisions of this Agreement or any Loan Document under particular circumstances or in its entirety shall not affect the validity or enforceability of such provisions under different circumstances or the validity or enforceability of any other provision.


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     10.12  GOVERNING  LAW.  THIS  AGREEMENT,  ANY NOTE AND ALL OTHER  DOCUMENTS
EXECUTED PURSUANT TO THIS AGREEMENT OR ANY NOTE SHALL BE DEEMED ENTERED INTO, AND SHALL BE GOVERNED AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING CHOICE OF LAW RULES TO THE CONTRARY.

     10.13 LOAN PARTICIPATIONS. Each Bank shall have the unrestricted right at any time to grant participations in the Loan or its respective Note or in any part therein, all without notice to or the consent of the Borrower, the Guarantors, any other Investment Entity or other Property Partnership, the Agent or any other Bank. The Banks may disclose to prospective purchasers of participation interests, their agents and attorneys, any financial or other information in such Bank's possession regarding the Borrower, the Guarantors, the other Investment Entities, any other Property Partnership and the Loan. Without limiting the foregoing, the Banks agree to send to the Borrower notification of the granting of any participations in the Loan or their respective Notes, provided, however, that the failure to give any such notification shall not constitute a breach of any obligations hereunder or limit or restrict the Banks' rights hereunder in any way (except that the Borrower and the Guarantors shall not be subject to any banker's lien or setoff for the
Obligations at any Bank or other lender for which the Borrower and the Guarantors have not received the notice to be provided under this Section). Any Bank granting a participation interest shall not be released from its obligations hereunder by virtue of such grant, and such Bank shall remain responsible for such obligations. The Borrower and the Guarantors shall continue to deal solely and directly with the Agent and the Banks in connection with any portion of the Loan with respect to which a participation interest may have been granted.

     10.14 NO PARTNERSHIP OR JOINT VENTURE. The Agent, the Banks, the Borrower, and the Guarantors agree that neither the Agent nor the Banks is a partner or joint venturer with the Borrower or any Guarantor, or with any entity comprising the Borrower or any other Investment Entity or any other Property Partnership, in any manner whatsoever.

     10.15 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit from a Bank (containing such Bank's standard indemnification provisions or representations) as to the loss, theft, destruction or mutilation of any Loan Document or Note, the Borrower (or the Guarantors with respect to the Guaranty) shall issue or execute and deliver to such Bank in lieu thereof, an identical replacement therefor.

     10.16 PLEDGE BY THE BANKS. The Banks may at any time pledge all or any portion of their rights under the Loan Documents, including any portion of the Notes, to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Banks from their obligations under any of the Loan Documents or Notes.

     10.17 HEADINGS. The headings of this Agreement are solely for the purpose of identification and shall not be construed as a part of the paragraphs they head.

     10.18 REFERENCE TO PRIOR LOAN AGREEMENTS. The parties agree that, upon the execution and delivery of this Agreement by each of the parties hereto, the terms and provisions of the Original Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and does not constitute a novation. All obligations of the Borrower and the Guarantors under the Original Agreement which are outstanding on the date hereof shall continue as Obligations under (and shall be governed by the terms of) this Agreement. Upon and after the date hereof, all interest, fees, charges and other amounts accruing and payable by the Borrower to the Banks and the Agent under the terms of the Original Agreement shall be payable by the Borrower in accordance with the terms of this Agreement.

     10.19 USURY LIMITATION. If, at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by the Banks as compensation for fees, services or expenses incidental to the making, negotiating or collection of the Loan, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by the Banks to the Borrower under applicable law, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal of the Obligations. As used herein,


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the term  "applicable  law" shall mean the law in effect as of the date  hereof;
provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date.

     10.20 ACKNOWLEDGMENT BY GUARANTORS. By executing this Agreement in the spaces provided below, the Guarantors hereby absolutely and unconditionally on a joint and several basis, confirm and acknowledge their respective Guaranties, and consent to (i) the execution and delivery by the Borrower of this Agreement and the other Loan Documents, (ii) the implementation and consummation of arrangements and transactions contemplated by this Agreement and the other Loan Documents, and (iii) the performance and observance by the Borrower of all of its agreements, covenants, duties and obligations under this Agreement and the other Loan Documents, as amended or restated from time to time.

     10.21 TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY. Notwithstanding any other provision herein, each of the parties hereto (and each of their, and their Affiliates', respective employees, officers, directors, advisors, representatives and agents) may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transaction contemplated in this Agreement and the Loan Documents, and all materials of any kind (including opinions or other tax analyses) that are provided to the Borrowers, any of the Guarantors, the Agent or any Bank related to such U.S. tax treatment and U.S. tax structure other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

     10.22 WAIVER OF JURY TRIAL. NONE OF THE BORROWER, ANY GUARANTOR, OR ANY OTHER INVESTMENT ENTITY WHICH IS A PARTY HERETO OR ANY SUCCESSOR, ASSIGN OR PERSONAL REPRESENTATIVE OF ANY OF THEM SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE INVOLVING THE AGENT OR THE BANKS (OR ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT THEREOF) BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ANY COLLATERAL FOR THE PAYMENT HEREOF OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ENTITIES, OR ANY OF THEM. NONE OF THE BORROWER, ANY GUARANTOR, OR ANY OTHER SUCH PERSON OR ENTITY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. ANY COURT PROCEEDINGS RELATING TO THIS AGREEMENT OR ANY OTHER OF THE LOAN DOCUMENTS SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR THE STATE OF NEW YORK (OR THE FEDERAL COURTS LOCATED THEREIN). NOTWITHSTANDING THE FOREGOING FORUM DESIGNATION, EACH OF THE BORROWER AND EACH GUARANTOR AGREES THAT THE AGENT AND THE BANKS SHALL HAVE THE RIGHT TO PROCEED AGAINST EACH OF THEM OR THEIR RESPECTIVE PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE AGENT AND THE BANKS TO (1) OBTAIN PERSONAL JURISDICTION OVER ANY OF THEM, (2) REALIZE ON ANY OF THE COLLATERAL OR (3) IN ORDER TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE AGENT OR THE BANKS. THE BORROWER AND EACH GUARANTOR FURTHER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE AGENT OR THE BANKS TO REALIZE ON ANY COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE AGENT OR THE BANKS. THE BORROWER AND EACH GUARANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT OR ANY BANK HAS COMMENCED ANY PROCEEDING. THE PROVISIONS OF THIS SECTION 10.22 HAVE BEEN FULLY DISCUSSED BY THE BORROWER, THE GUARANTORS, THE AGENT AND THE BANKS, AND THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 10.22 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                        (SIGNATURES APPEAR ON NEXT PAGE)

     WITNESS the execution hereof under seal as of the day and year first above written.


                        BORROWER:

                                RCC CREDIT FACILITY, L.L.C.

                                By: RCC Manager LLC, its manager

                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, Chief Executive Officer
                                    -----------------------------------------
                                            (Printed Name and Title)

                        GUARANTORS:

                                RELATED CAPITAL COMPANY LLC


                                By: Charter Mac Corporation, its managing member


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, President
                                    ---------------------------
                                      (Printed Name and Title)


                                CHARTERMAC


                                 By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, President
                                    ---------------------------
                                      (Printed Name and Title)


                       [Signatures Continue on Next Page]

                               CHARTERMAC CAPITAL COMPANY, LLC


                               By: Charter Mac Corporation, its managing member


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, President
                                    ---------------------------
                                      (Printed Name and Title)


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, President
                                    ---------------------------
                                      (Printed Name and Title)


                       AGENT AND BANKS:


                               BANK OF AMERICA, as Agent and as one of the Banks


                               By: /s/John F. Simon
                                   ----------------
                                   John F. Simon
                                   Senior Vice President


                               CITICORP USA, INC., as one of the Banks


                               By: /s/Maria McKeon
                                   ---------------
                                   Maria McKeon
                                   Vice President


                               MERRILL LYNCH COMMUNITY DEVELOPMENT COMPANY,
                               LLC, as one of the Banks


                               By: /s/Michael A. Solomon
                                   ---------------------
                                   Michael A. Solomon, Director


                       [Signatures Continue on Next Page]

                        HSBC BANK USA, NATIONAL ASSOCIATION, as one of the Banks


                        By: /s/Christopher J. Montante
                            --------------------------
                            Christopher J. Montante, Vice President



                        COMERICA BANK, as one of the Banks


                        By: /s/Lisa M. Kotula
                            -----------------
                            Lisa M. Kotula, Vice President

                    NINTH AMENDED AND RESTATED LOAN AGREEMENT


                 $90,000,000 TAX CREDIT WAREHOUSE LINE OF CREDIT

                                       TO

                           RCC CREDIT FACILITY, L.L.C.

                                      FROM

                              BANK OF AMERICA, N.A.

                               CITICORP USA, INC.,

                MERRILL LYNCH COMMUNITY DEVELOPMENT COMPANY, LLC

                      HSBC BANK USA, NATIONAL ASSOCIATION,

                                       AND

                                  COMERICA BANK

                                      WITH

                            BANK OF AMERICA, AS AGENT

                                       AND

              BANC OF AMERICA SECURITIES LLC, AS SOLE LEAD ARRANGER


                             AS OF OCTOBER 28, 2005


                                     NUTTER



                          NUTTER, MCCLENNEN & FISH, LLP
                              155 SEAPORT BOULEVARD
                              BOSTON, MA 02210-2604

               INDEX TO NINTH AMENDED AND RESTATED LOAN AGREEMENT


                                                                           PAGE
                                                                           ----

SECTION 1         DEFINITIONS AND ACCOUNTING TERMS...........................6
         1.1 DEFINITIONS.....................................................6
         1.2 ACCOUNTING TERMS AND DETERMINATIONS............................25
SECTION 2         THE CREDIT ACCOMMODATIONS.................................26
         2.1 THE CREDIT ACCOMMODATIONS......................................26
         2.2 TERM OF AGREEMENT..............................................30
         2.3 PREPAYMENT OF THE OBLIGATIONS; REDUCTION OF LOAN AMOUNT........30
         2.4 EVIDENCE OF INDEBTEDNESS, MATURITY.............................30
         2.5 INTEREST, LOAN FEES AND PAYMENT OF EXPENSES....................31
         2.6 RENEWAL OF CREDIT ACCOMMODATIONS...............................36
         2.7 SECURITY FOR THE LOAN, RELEASE OF COLLATERAL...................36
         2.8 SATISFACTION OF MODIFIED RELEASE CONDITIONS....................41
SECTION 3         CONDITIONS TO CREDIT......................................43
         3.1 DOCUMENTS......................................................43
         3.2 ORGANIZATIONAL DOCUMENTS.......................................43
         3.3 REPRESENTATIONS AND WARRANTIES.................................43
         3.4 EVENTS OF DEFAULT..............................................43
         3.5 APPROVAL OF AGENT'S AND BANKS' COUNSEL.........................44
         3.6 FINANCIAL STATEMENTS...........................................44
         3.7 PAYMENT OF FEES................................................44
         3.8 PROJECT CONDITIONS; DRAW CERTIFICATES..........................44
         3.9 APPROVAL OF DISBURSEMENTS; SUBLIMITS ON ADVANCES...............47
         3.10 CASH COLLATERAL OR LETTER OF CREDIT IN LIEU OF CO-FUNDINGS....50
SECTION 4         REPRESENTATIONS AND WARRANTIES............................50
         4.1 EXISTENCE; PLACE OF BUSINESS...................................50
         4.2 AUTHORITY OF INVESTMENT ENTITIES...............................51
         4.3 FINANCIAL STATEMENTS...........................................51
         4.4 FINANCIAL CONDITION............................................51
         4.5 ASSETS.........................................................51
         4.6 LITIGATION.....................................................52
         4.7 BURDENSOME PROVISIONS..........................................52
         4.8 OTHER AGREEMENTS...............................................52
         4.9 TAXES..........................................................52
         4.10 THE LOAN......................................................52
         4.11 CAPITALIZATION................................................53
         4.12 SOLVENCY......................................................53
         4.13 EVENTS OF DEFAULT.............................................53
         4.14 ERISA.........................................................53
         4.15 ENVIRONMENTAL AND REGULATORY COMPLIANCE.......................53
         4.16 CONTRACTS WITH AFFILIATES, ETC................................54
         4.17 SOLE TAX CREDIT WAREHOUSE CREDIT FACILITY.....................54
         4.18 SCHEDULE OF EQUITY PAYMENTS...................................54
SECTION 5         AFFIRMATIVE COVENANTS.....................................55
         5.1 FINANCIAL STATEMENTS...........................................55
         5.2 ADDITIONAL BORROWER AND GUARANTOR INFORMATION..................57
         5.3 USE OF LOAN PROCEEDS...........................................57
         5.4 MAINTENANCE OF EXISTENCE.......................................57
         5.5 MAINTENANCE OF PROPERTIES......................................58
         5.6 GENERAL PARTNERS AND SPECIAL LIMITED PARTNERS..................58
         5.7 PROPERTY PARTNERSHIPS..........................................58
         5.8 COMPLIANCE WITH LAWS...........................................58
         5.9 TAXES AND CLAIMS...............................................59



         5.10 NOTICE OF DEFAULTS............................................59
         5.11 CHANGES IN MANAGEMENT.........................................59
         5.12 NOTICE OF LITIGATION..........................................59
         5.13 RECORDS.......................................................59
         5.14 EXECUTION OF OTHER INSTRUMENTS-FURTHER ASSURANCES.............59
         5.15 REPAYMENT OF OBLIGATIONS......................................60
         5.16 INFORMATION REGARDING PROJECTS................................60
         5.17 CESSATION OF REVOLVING LOAN PERIOD............................60
         5.18 BLOCKED ACCOUNT...............................................60
         5.19 PENNROSE PROPERTIES, INC......................................60
         5.20 UNDERWRITING INFORMATION......................................61
         5.21 SEPARATE CREDIT RELIANCE ON EACH GUARANTOR....................61
         5.22 ORGANIZATIONAL DOCUMENTS......................................61
SECTION 6         NEGATIVE COVENANTS........................................64
         6.1 ENCUMBRANCES AND LIENS.........................................64
         6.2 DOUBLE NEGATIVE PLEDGES........................................65
         6.3 INDEBTEDNESS...................................................65
         6.4 CONSOLIDATION AND MERGER.......................................67
         6.5 LOANS, GUARANTEES, INVESTMENTS.................................67
         6.6 ACQUISITIONS...................................................68
         6.7 DISPOSAL OF ASSETS.............................................68
         6.8 PAYMENT OF DISTRIBUTIONS.......................................68
         6.9 LIMITATIONS ON LEASING.........................................68
         6.10 DEFAULT UNDER OTHER AGREEMENTS OR INDENTURES..................68
         6.11 PURCHASE OF MARGIN STOCK......................................69
         6.12 AMENDMENT TO CERTAIN DOCUMENTS................................69
         6.13 TRANSACTIONS WITH AFFILIATES..................................69
         6.14 ERISA COMPLIANCE..............................................69
         6.15 COLLATERAL COVERAGE...........................................70
         6.16 MATERIAL ADVERSE CHANGE.......................................70
SECTION 7         FINANCIAL COVENANTS.......................................70
         7.1 MINIMUM ADJUSTED TANGIBLE NET WORTH............................70
         7.2 CONTINGENT LIABILITIES.........................................70
         7.3 LIQUIDITY......................................................70
         7.4 FIXED CHARGES..................................................71
         7.5 TOTAL LIABILITIES..............................................71
SECTION 8         EVENTS OF DEFAULT.........................................71
         8.1 EVENTS OF DEFAULT..............................................71
SECTION 9         AGENCY....................................................73
         9.1 APPOINTMENT AND AUTHORIZATION..................................73
         9.2 RESIGNATION OF AGENT; REMOVAL OF AGENT; SUCCESSOR AGENT........74
         9.3 AGENT AND AFFILIATES...........................................75
         9.4 FUTURE ADVANCES................................................75
         9.5 PAYMENTS.......................................................77
         9.6 INTEREST, FEES AND OTHER PAYMENTS..............................78
         9.7 ACTION BY AGENT................................................78
         9.8 CONSULTATION WITH EXPERTS......................................79
         9.9 LIABILITY OF AGENT.............................................79
         9.10 INDEMNIFICATION...............................................80
         9.11 INDEPENDENT CREDIT DECISION...................................80
SECTION 10        MISCELLANEOUS PROVISIONS..................................80
         10.1 INCORPORATION OF PREAMBLE, RECITAL AND EXHIBITS...............80
         10.2 NOTICES.......................................................80
         10.3 AMENDMENTS, WAIVERS, ETC......................................84
         10.4 BANKER'S LIEN OR SETOFF.......................................85
         10.5 INDEMNIFICATION...............................................85



         10.6 INCONSISTENCIES WITH OTHER LOAN DOCUMENTS.....................86
         10.7 EXPENSES......................................................86
         10.8 ASSIGNABILITY.................................................86
         10.9 TIME OF ESSENCE...............................................87
         10.10 ENTIRE AGREEMENT.............................................87
         10.11 SEVERABILITY.................................................88
         10.12 GOVERNING LAW................................................88
         10.13 LOAN PARTICIPATIONS..........................................88
         10.14 NO PARTNERSHIP OR JOINT VENTURE..............................88
         10.15 REPLACEMENT DOCUMENTS........................................88
         10.16 PLEDGE BY THE BANKS..........................................88
         10.17 HEADINGS.....................................................89
         10.18 REFERENCE TO PRIOR LOAN AGREEMENTS...........................89
         10.19 USURY LIMITATION.............................................89
         10.20 ACKNOWLEDGMENT BY GUARANTORS.................................89
         10.21 TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY............89
         10.22 WAIVER OF JURY TRIAL.........................................90


                           EXHIBITS TO LOAN AGREEMENT
                           --------------------------


Exhibit A                  Form of Revolving Credit Note
Exhibit B                  Pre-Development Agreement
Exhibit 2.7.1              Investment Partnership Pledge Agreement
Exhibit 2.7.3(A)(ii)       Allonge
Exhibit 2.7.3(A)(iii)      Collateral Assignment, Pledge and Security Agreement
                           (Pre-Development Loan)
Exhibit 3.1                Closing Checklist
Exhibit 3.8.2              Draw Certificate for Capital Contributions
Exhibit 3.8.3              Draw Certificate for Direct Investments
Exhibit 3.8.4              Draw Certificate for Pre-Development Loans
Exhibit 3.8.5              Criteria for Projects
Exhibit 5.1                Covenant Compliance Certificate
Exhibit 5.6                Separateness Covenants
Exhibit 7.2                CharterMac Contingent Liability Calculations and Risk
                           Classifications

DISCLOSURE SCHEDULE:

Section 4.6:               Litigation
Section 4.11:              Capitalization
Section 4.16:              Contracts with Affiliates
Section 5.1.2:             Revenue Bond Valuation Methodology
Section 6.3:               Permitted Borrowed Money Indebtedness

                        AMENDMENT NO. 1 TO NINTH AMENDED
                           AND RESTATED LOAN AGREEMENT


     This Amendment No. 1 (this "AMENDMENT") is entered into as of November 23, 2005, to be effective as of November 18, 2005, among RCC Credit Facility, L.L.C. (the "BORROWER"); Related Capital Company ("RCC"), CharterMac ("CHARTERMAC"), CharterMac Capital Company, LLC ("CMC"), CharterMac Corporation ("CM CORP.," and together with RCC, CharterMac, and CMC, collectively, the "Guarantors"); some or all of the following (constituting the Majority Banks): Bank of America, N.A. ("BANK OF AMERICA"), Citicorp USA, Inc. ("CITICORP"), Merrill Lynch Community Development Company, LLC ("MERRILL LYNCH"), HSBC Bank USA, National Association ("HSBC"), and Comerica Bank ("COMERICA," and together with Bank of America, Citicorp, Merrill Lynch and HSBC, collectively, the "Banks"); and Bank of America as agent for the Banks (in such capacity, the "AGENT").

                                R E C I T A L S:

Reference is made to the following facts:

     A. The parties hereto have executed and delivered that certain Ninth Amended and Restated Loan Agreement dated as of October 28, 2005 (as amended and/or restated and as in effect from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement;

     B. The Borrower and the Guarantors have requested that the Agent and the Banks amend the definition of the term "Housing Agency";

     C. The Borrower intends to use the proceeds of Revolving Loans to make a Pre-Development Loan in the aggregate principal amount of $745,000 to the Project Owner known as Northern Heights Limited Partnership (the "Project") that will not be secured by an assignment of project documents by the Project Owner as required by Recital L(3)(d) of the Loan Agreement (the "Project Document Requirement");

     D. The Borrower and the Guarantors have requested that the Agent and the Banks waive the provisions of the Loan Agreement which would otherwise require satisfaction of the Project Document Requirement; and

     E. The Banks and the Agent are willing to amend such provisions of the Loan Agreement and provide such waiver solely upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions hereof, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

     SECTION 1. AMENDMENT. Section 1.1 of the Loan Agreement is hereby amended by replacing the definition of the term "Housing Agency" in its entirety with the following:

     "Housing Agency" means (i) HUD, (ii) the United States Department of Agriculture, (iii) any state housing finance agency, and (iv) any other federal, state or local agency that provides or will provide necessary financing or credit support to a Property Partnership and whose oversight and control over the terms of beneficial ownership of such Property Partnership are acceptable to the Agent within its reasonable discretion.

     SECTION 2. WAIVER. The Banks and the Agent hereby waive the Project Document Requirement solely with respect to the Project; provided that: (a) the Pre-Development Loan amount does not exceed $745,000; and (b) the Borrower satisfies all other conditions with respect to Pre-Development Loans set forth in the Loan Agreement, including without limitation, Section 3.8.4 thereof.

     SECTION 3. CONDITIONS PRECEDENT. The agreements set forth in this Amendment are conditional and this Amendment shall not be effective until (a) receipt by the Agent of (i) an original counterpart of this Amendment executed by the Borrower, Guarantor, Agent and the Majority Banks, and (ii) except as waived herein, the collateral documents required under Section 3.8.4 of the Loan Agreement, in each case in form and substance reasonably satisfactory to the Agent; and (b) satisfaction of all other conditions of the Loan Agreement with respect to Pre-Development Loans to be made to the Project Owner.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower and Guarantors, jointly and severally, represent and warrant to the Banks as of the effective date of this Amendment that: (a) except as amended or waived hereby, no Default or Event of Default has occurred and is continuing or results from the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrower and the Guarantors in the Loan Agreement and the other Loan Documents is true and correct on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); and (c) this Amendment and the Loan Agreement (as amended by the Amendment) are legal, valid and binding agreements of the Borrower and the Guarantors and are enforceable against them in accordance with their terms.

     SECTION 5. ACKNOWLEDGEMENT BY THE GUARANTORS. By executing this Amendment in the spaces provided below, each of the Guarantors hereby (a) absolutely and unconditionally reaffirms its obligations under the Guaranty, and (b) absolutely and unconditionally, on a joint and several basis, consents to (i) the execution and delivery by the Borrower of this Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as amended hereby) and the Loan Documents, and (iii) the performance and observance by the Borrower of all of its agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as amended hereby) and the Loan Documents.

     SECTION 6. RATIFICATION. Except as hereby amended or waived, the Loan Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or Event of Default or of any covenant, term or provision of the Loan Agreement or the other Loan Documents.

     SECTION 7. COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     SECTION 8. AMENDMENT AS LOAN DOCUMENT. Each party hereto agrees and acknowledges that this Amendment constitutes a "Loan Document" under and as defined in the Loan Agreement.

     SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

     SECTION 10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the Borrower, the Guarantors, the Banks, the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrower, the Guarantors, the Banks and the Agent.

     SECTION 11. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     SECTION 12. EXPENSES. Each Borrower and Guarantor jointly and severally agrees to promptly reimburse the Agent and the Banks for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

     SECTION 13. INTEGRATION. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

     SECTION 14. NO COURSE OF DEALING. The Agent and the Banks have entered into this Amendment on the express understanding with the Borrower and the Guarantors that in entering into this Amendment, the Agent and the Banks are not establishing any course of dealing with the Borrower or the Guarantors. The Agent's and the Banks' rights to require strict performance with all of the terms and conditions of the Loan Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Banks shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Banks may require the payment of fees in connection therewith. Each of the Borrower and the Guarantors agrees that none of the ratifications and reaffirmations set forth herein, nor the Agent's nor any Bank's solicitation of such ratifications and reaffirmations, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or the Guarantors with respect to any subsequent modification, consent or waiver with respect to the Loan Agreement or any other Loan Document.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed by their duly authorized officers or representatives, all as of the date first above written.


                        BORROWER:

                                RCC CREDIT FACILITY, L.L.C.

                                By: RCC Manager LLC, its manager


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, Chief Executive Officer
                                    -----------------------------------------
                                            (Printed Name and Title)

                        GUARANTORS:

                                RELATED CAPITAL COMPANY LLC


                                By: Charter Mac Corporation, its managing member


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, President
                                    ---------------------------
                                      (Printed Name and Title)


                                CHARTERMAC


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, President
                                    ---------------------------
                                      (Printed Name and Title)


                                CHARTERMAC CAPITAL COMPANY, LLC


                                By: Charter Mac Corporation, its managing member


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, President
                                    ---------------------------
                                      (Printed Name and Title)

                         CHARTER MAC CORPORATION


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, President
                                    ---------------------------
                                      (Printed Name and Title)


                 AGENT AND BANKS:


                         BANK OF AMERICA, N.A., as Agent and as one of the Banks


                         By: /s/John F. Simon
                             ----------------
                             John F. Simon, Senior Vice President


                         CITICORP USA, INC., as one of the Banks


                         By: /s/Maria McKeon
                             ---------------
                             Maria McKeon, Vice President


                         MERRILL LYNCH COMMUNITY DEVELOPMENT COMPANY,
                         LLC, as one of the Banks


                         By: /s/Michael A. Solomon
                             ---------------------
                             Michael A. Solomon, Director


                         HSBC BANK USA, NATIONAL ASSOCIATION, as one of the
                         Banks


                         By: /s/Christopher J. Montante
                             --------------------------
                             Christopher J. Montante, Vice President


                         COMERICA BANK, as one of the Banks


                         By: /s/Lisa M. Kotula
                             -----------------
                             Lisa M. Kotula, Vice President

                        AMENDMENT NO. 2 TO NINTH AMENDED
                           AND RESTATED LOAN AGREEMENT


     This Amendment No. 2 (this "AMENDMENT") is entered into as of November __, 2005 among RCC Credit Facility, L.L.C. (the "BORROWER"); Related Capital Company ("RCC"), CharterMac ("CHARTERMAC"), CharterMac Capital Company, LLC ("CMC"), CharterMac Corporation ("CM CORP.," and together with RCC, CharterMac, and CMC, collectively, the "GUARANTORS"); some or all of the following (constituting the Majority Banks): Bank of America, N.A. ("BANK OF AMERICA"), Citicorp USA, Inc. ("CITICORP"), Merrill Lynch Community Development Company, LLC ("MERRILL
LYNCH"), HSBC Bank USA, National Association ("HSBC"), and Comerica Bank ("COMERICA," and together with Bank of America, Citicorp, Merrill Lynch and HSBC, collectively, the "BANKS"); and Bank of America as agent for the Banks (in such capacity, the "AGENT").

                                R E C I T A L S:

Reference is made to the following facts:

     A. The parties hereto have executed and delivered that certain Ninth Amended and Restated Loan Agreement dated as of October 28, 2005 (as amended and/or restated and as in effect from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement;

     B. The Borrower and the Guarantors have requested that the Agent and the Banks amend the definition of the term "Approved Prospectus" in order to accommodate Capital Contributions to single-investor Investment Partnerships;

     C. The Borrower and the Guarantors have requested that the Agent and the Banks amend Recital E of the Loan Agreement to provide that the manager of the general partner of an Investment Partnership may be an entity other than RCC Manager LLC; and

     D. The Banks and the Agent are willing to amend such provisions of the Loan Agreement solely upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions hereof, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

     SECTION 1.       AMENDMENTS.
     ---------        ----------

     (a) Recital E of the Loan Agreement is hereby amended by inserting after the words "RCC Manager LLC" the following: "or any other entity, approved by the Agent in its sole discretion, that is a single member, member-managed limited liability company of which Related Capital Company LLC is the sole member."

     (b) Section 1.1 of the Loan Agreement is hereby amended by inserting at the end of the definition of the term "Approved Prospectus" the following:

          "If an Investment Partnership is a single-investor Investment Partnership in which the investor will perform its own investigation and diligence with respect to the Investment Partnership, "Approved Prospectus" means the offering materials actually provided, if any, to the investor, provided that in lieu of an Approved Prospectus, the Organizational Documents of such Investment Partnership must provide that the business of the Investment Partnership is limited to the acquisition, development and syndication of Property LP Interests."

     SECTION 2. CONDITIONS PRECEDENT. The agreements set forth in this Amendment are conditional and this Amendment shall not be effective until receipt by the Agent of an original counterpart of this Amendment executed by the Borrower, Guarantor, Agent and the Majority Banks.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower and Guarantors, jointly and severally, represent and warrant to the Banks as of the effective date of this Amendment that: (a) except as amended hereby, no Default or Event of Default has occurred and is continuing or results from the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrower and the Guarantors in the Loan Agreement and the other Loan Documents is true and correct on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); and (c) this Amendment and the Loan Agreement (as amended by the Amendment) are legal, valid and binding agreements of the Borrower and the Guarantors and are enforceable against them in accordance with their terms.

     SECTION 4. ACKNOWLEDGEMENT BY THE GUARANTORS. By executing this Amendment in the spaces provided below, each of the Guarantors hereby (a) absolutely and unconditionally reaffirms its obligations under the Guaranty, and
(b) absolutely and  unconditionally,  on a joint and several basis,  consents to
(i) the execution and delivery by the Borrower of this Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as amended hereby) and the Loan Documents, and (iii) the performance and observance by the Borrower of all of its agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as amended hereby) and the Loan Documents.

     SECTION 5. RATIFICATION. Except as hereby amended, the Loan Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or Event of Default or of any covenant, term or provision of the Loan Agreement or the other Loan Documents.

     SECTION 6. COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     SECTION 7. AMENDMENT AS LOAN DOCUMENT. Each party hereto agrees and acknowledges that this Amendment constitutes a "Loan Document" under and as defined in the Loan Agreement.

     SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING
ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

     SECTION 9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the Borrower, the Guarantors, the Banks, the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrower, the Guarantors, the Banks and the Agent.

     SECTION 10. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     SECTION 11. EXPENSES. Each Borrower and Guarantor jointly and severally agrees to promptly reimburse the Agent and the Banks for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

     SECTION 12. INTEGRATION. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

     SECTION 13. NO COURSE OF DEALING. The Agent and the Banks have entered into this Amendment on the express understanding with the Borrower and the Guarantors that in entering into this Amendment, the Agent and the Banks are not establishing any course of dealing with the Borrower or the Guarantors. The Agent's and the Banks' rights to require strict performance with all of the terms and conditions of the Loan Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Banks shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Banks may require the payment of fees in connection therewith. Each of the Borrower and the Guarantors agrees that none of the ratifications and reaffirmations set forth herein, nor the Agent's nor any Bank's solicitation of such ratifications and reaffirmations, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or the Guarantors with respect to any subsequent modification, consent or waiver with respect to the Loan Agreement or any other Loan Document.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed by their duly authorized officers or representatives, all as of the date first above written.


                        BORROWER:

                                RCC CREDIT FACILITY, L.L.C.

                                By: RCC Manager LLC, its manager


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, Chief Executive Officer
                                    -----------------------------------------
                                            (Printed Name and Title)


                        GUARANTORS:

                                RELATED CAPITAL COMPANY LLC


                                By: Charter Mac Corporation, its managing member


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, President
                                    ---------------------------
                                      (Printed Name and Title)


                                CHARTERMAC


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, President
                                    ---------------------------
                                      (Printed Name and Title)



                                CHARTERMAC CAPITAL COMPANY, LLC


                                By: Charter Mac Corporation, its managing member


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, President
                                    ---------------------------
                                      (Printed Name and Title)

                         CHARTER MAC CORPORATION


                         By: /s/Marc D Schnitzer
                             -------------------
                                 (Signature)

                             Marc D Schnitzer, President
                             ---------------------------
                               (Printed Name and Title)



                 AGENT AND BANKS:


                         BANK OF AMERICA, N.A., as Agent and as one of the Banks


                         By: /s/John F. Simon
                             ----------------
                             John F. Simon, Senior Vice President


                         CITICORP USA, INC., as one of the Banks


                         By: /s/Maria McKeon
                             ---------------
                             Maria McKeon, Vice President


                         MERRILL LYNCH COMMUNITY DEVELOPMENT COMPANY,
                         LLC, as one of the Banks


                         By: /s/Michael A. Solomon
                             ---------------------
                             Michael A. Solomon, Director


                         HSBC BANK USA, NATIONAL ASSOCIATION, as one of the
                         Banks


                         By: /s/Christopher J. Montante
                             --------------------------
                             Christopher J. Montante, Vice President


                         COMERICA BANK, as one of the Banks


                         By: /s/Lisa M. Kotula
                             -----------------
                             Lisa M. Kotula, Vice President

                        AMENDMENT NO. 3 TO NINTH AMENDED
                           AND RESTATED LOAN AGREEMENT


     This Amendment No. 3 (this "AMENDMENT") is entered into as of December 9, 2005 among RCC Credit Facility, L.L.C. (the "BORROWER"); Related Capital Company LLC ("RCC"), CharterMac ("CHARTERMAC"), CharterMac Capital Company, LLC ("CMC"), CharterMac Corporation ("CM CORP.," and together with RCC, CharterMac, and CMC, collectively, the "GUARANTORS"); some or all of the following (constituting the Majority Banks): Bank of America, N.A. ("BANK OF AMERICA"), Citicorp USA, Inc. ("CITICORP"), Merrill Lynch Community Development Company, LLC ("MERRILL
LYNCH"), HSBC Bank USA, National Association ("HSBC"), and Comerica Bank ("COMERICA," and together with Bank of America, Citicorp, Merrill Lynch and HSBC, collectively, the "BANKS"); and Bank of America as agent for the Banks (in such capacity, the "AGENT").

                                R E C I T A L S:

Reference is made to the following facts:

     A. The parties hereto have executed and delivered that certain Ninth Amended and Restated Loan Agreement dated as of October 28, 2005 (as amended and/or restated and as in effect from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement;

     B. The Borrower and the Guarantors have requested that the Agent and the Banks waive the requirement in Section 2.8 of the Loan Agreement that the Borrower pledge to the Agent (for the ratable benefit of the Banks) the Investment LP Interests of the MRC Investor in the MRC Partnership (the "Pledge Requirement") with respect to the Borrower's election to satisfy Modified Release Conditions for Related Corporate Partners XXXI, L.P.-Series A and Related Corporate Partners XXXI, L.P.-Series B (collectively, the "RCP 31 Funds") using the subscription obligations of Freddie Mac as the MRC Investor;

     C. The Banks and the Agent are willing to waive the Pledge Requirement solely upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions hereof, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

     SECTION 1. WAIVER. The Agent and Banks hereby waive, for so long as Freddie Mac maintains a Rating of at least AA, the Pledge Requirement solely with respect to the RCP 31 Funds, provided that the Borrower pledges Freddie Mac's irrevocable and unconditional obligation to make Subscription Payments (and the promissory notes evidencing such obligations) and otherwise complies with
Section 2.8 of the Loan Agreement.

     SECTION 2. CONDITIONS PRECEDENT. The agreements set forth in this Amendment are conditional and this Amendment shall not be effective until receipt by the Agent of an original counterpart of this Amendment executed by the Borrower, Guarantor, Agent and the Majority Banks.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower and Guarantors, jointly and severally, represent and warrant to the Banks as of the effective date of this Amendment that: (a) no Default or Event of Default has occurred and is continuing or results from the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrower and the Guarantors in the Loan Agreement and the other Loan Documents is true and correct on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); and (c) this Amendment and the Loan Agreement (as waived herein) are legal, valid and binding agreements of the Borrower and the Guarantors and are enforceable against them in accordance with their terms.

     SECTION 4. ACKNOWLEDGEMENT BY THE GUARANTORS. By executing this Amendment in the spaces provided below, each of the Guarantors hereby (a) absolutely and unconditionally reaffirms its obligations under the Guaranty, and
(b) absolutely and  unconditionally,  on a joint and several basis,  consents to
(i) the execution and delivery by the Borrower of this Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as waived herein) and the Loan Documents, and (iii) the performance and observance by the Borrower of all of its agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as waived herein) and the Loan Documents.

     SECTION 5. RATIFICATION. Except as hereby waived, the Loan Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or Event of Default or of any covenant, term or provision of the Loan Agreement or the other Loan Documents.

     SECTION 6. COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     SECTION 7. AMENDMENT AS LOAN DOCUMENT. Each party hereto agrees and acknowledges that this Amendment constitutes a "Loan Document" under and as defined in the Loan Agreement.

     SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING
ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

     SECTION 9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the Borrower, the Guarantors, the Banks, the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrower, the Guarantors, the Banks and the Agent.

     SECTION 10. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     SECTION 11. EXPENSES. Each Borrower and Guarantor jointly and severally agrees to promptly reimburse the Agent and the Banks for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

     SECTION 12. INTEGRATION. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

     SECTION 13. NO COURSE OF DEALING. The Agent and the Banks have entered into this Amendment on the express understanding with the Borrower and the Guarantors that in entering into this Amendment, the Agent and the Banks are not establishing any course of dealing with the Borrower or the Guarantors. The Agent's and the Banks' rights to require strict performance with all of the terms and conditions of the Loan Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Banks shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Banks may require the payment of fees in connection therewith. Each of the Borrower and the Guarantors agrees that none of the ratifications and reaffirmations set forth herein, nor the Agent's nor any Bank's solicitation of such ratifications and reaffirmations, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or the Guarantors with respect to any subsequent modification, consent or waiver with respect to the Loan Agreement or any other Loan Document.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be duly executed by their duly authorized officers or representatives, all as of the date first above written.


                        BORROWER:

                                RCC CREDIT FACILITY, L.L.C.

                                By: RCC Manager LLC, its manager


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, Chief Executive Officer
                                    -----------------------------------------
                                            (Printed Name and Title)

                        GUARANTORS:

                                RELATED CAPITAL COMPANY LLC


                                By: Charter Mac Corporation, its managing member


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, President
                                    ---------------------------
                                      (Printed Name and Title)


                                CHARTERMAC


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, President
                                    ---------------------------
                                      (Printed Name and Title)


                                CHARTERMAC CAPITAL COMPANY, LLC


                                By: Charter Mac Corporation, its managing member


                                By: /s/Marc D Schnitzer
                                    -------------------
                                        (Signature)

                                    Marc D Schnitzer, President
                                    ---------------------------
                                      (Printed Name and Title)

                         CHARTER MAC CORPORATION


                         By: /s/Marc D Schnitzer
                             -------------------
                                 (Signature)

                             Marc D Schnitzer, President
                             ---------------------------
                               (Printed Name and Title)

                 AGENT AND BANKS:


                         BANK OF AMERICA, N.A., as Agent and as one of the Banks


                         By: /s/John F. Simon
                             ----------------
                             John F. Simon, Senior Vice President


                         CITICORP USA, INC., as one of the Banks


                         By: /s/Maria McKeon
                             ---------------
                             Maria McKeon, Vice President


                         MERRILL LYNCH COMMUNITY DEVELOPMENT COMPANY, LLC, as one of the Banks


                         By: /s/Michael A. Solomon
                             ---------------------
                             Michael A. Solomon, Director


                         HSBC BANK USA, NATIONAL ASSOCIATION, as one of the
                         Banks


                         By: /s/Christopher J. Montante
                             --------------------------
                             Christopher J. Montante, Vice President


                         COMERICA BANK, as one of the Banks


                         By: /s/Lisa M. Kotula
                             -----------------
                             Lisa M. Kotula, Vice President


                                       S-2